UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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April 21, 2015

Dear Fellow Stockholders:

Please join us at Time Inc.’s Annual Meeting of Stockholders on June 5, 2015, at 9:00 a.m. (Eastern Daylight Time) at our headquarters at 1271 Avenue of the Americas, New York, New York 10020.

We are furnishing our proxy materials to stockholders primarily over the Internet. On or about April 21, 2015, we will begin mailing stockholders of record at the close of business on April 10, 2015 a Notice of Internet Availability of Proxy Materials. The Notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. As more fully described in that Notice, a stockholder may instead choose to request paper copies of the proxy materials.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.

Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. Please vote your shares using the Internet or the designated toll-free telephone number, or by requesting a printed copy of the proxy materials and completing and returning by mail the proxy card you will receive in response to your request.

Thank you for your continued support of Time Inc.

Sincerely,

Joseph A. Ripp

Chairman and Chief Executive Officer

Notice of Annual Meeting of Stockholders

TIME	9:00 a.m. (Eastern Daylight Time) on Friday, June 5, 2015

PLACE	1271 Avenue of the Americas, New York, New York 10020

ITEMS OF BUSINESS	1.	To elect the ten director nominees listed in the Proxy Statement.

	2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015.

	3.	To approve the compensation of our named executive officers on an advisory basis.

	4.	To select the frequency of the advisory vote on executive compensation on an advisory basis.

	5.	To reapprove the Time Inc. 2014 Omnibus Incentive Compensation Plan.

	6.	To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

RECORD DATE	You may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting if you were a stockholder of record at the close of business on April 10, 2015.

VOTING BY PROXY	To ensure your shares are voted, you may vote your shares via the Internet, by telephone or, if you have received a printed copy of the proxy materials from us by mail, by completing, signing, dating and promptly returning the enclosed proxy card by mail. Internet and telephone voting procedures are described in the General Information section beginning on page 1 of the Proxy Statement and on the proxy card. For shares held through a bank, broker or other nominee, you may vote by submitting voting instructions to your bank, broker or nominee.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING.

By Order of the Board of Directors,

Lawrence A. Jacobs

Executive Vice President, General Counsel and Corporate Secretary

This Notice of Annual Meeting and Proxy Statement

are being distributed to stockholders beginning on or about April 21, 2015.

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1271 Avenue of the Americas

New York, New York 10020

PROXY STATEMENT

Annual Meeting of Stockholders

June 5, 2015

9:00 a.m. (Eastern Daylight Time)

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on June 5, 2015

Our Proxy Statement and Annual Report on Form 10-K are available at

www.proxyvote.com

The following proxy materials are available for you to review at www.proxyvote.com:

•	this Proxy Statement;
•	the proxy card;
•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2014; and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

Attending the Annual Meeting of Stockholders

•	Doors open at 8:30 am (Eastern Daylight Time).
•	Meeting starts at 9:00 am (Eastern Daylight Time).
•

If you wish to attend the meeting in person, go to www.proxyvote.com and select the “request meeting admission” link in order to RSVP and print your registration confirmation. You must RSVP before 11:59 p.m., Eastern Daylight Time, on Tuesday, June 2, 2015. A printed registration confirmation together with photo identification will be requested in order to be admitted to the meeting.

•	You do not need to attend the meeting to vote if you submitted your proxy in advance of the meeting.
•

If you are unable to attend the meeting in person, you can listen to the meeting live via the Internet at www.virtualshareholdermeeting.com/TIME. The webcast starts at 9:00 am (Eastern Daylight Time), but we recommend that you log in at least ten minutes before the start of the meeting.

General Information

Q:	Why am I being provided these materials?

A:

We have made these proxy materials available to you via the Internet or, upon your request, have delivered printed versions of these materials to you by mail in connection with the solicitation by the Board of Directors (the “Board”) of Time Inc. (the “Company,” “we,” “us,” “our”

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or “Time”) of proxies to be voted at our Annual Meeting of Stockholders to be held on June 5, 2015 (the “Annual Meeting”), and at any postponements or adjournments of the Annual Meeting. If at the close of business on April 10, 2015 you were a stockholder of record or held shares through a bank, broker or other nominee, you are invited to vote your shares and attend the meeting.

Q:	What is being voted on at the Annual Meeting?

A:	There are five proposals scheduled to be voted on at the Annual Meeting:

•	Election of ten director nominees;
•	Ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for 2015;
•	Approval of the compensation of our named executive officers on an advisory basis;
•	Selection of the frequency of the advisory vote on executive compensation on an advisory basis; and
•	Reapproval of the Time Inc. 2014 Omnibus Incentive Compensation Plan.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide stockholders access to our proxy materials via the Internet. Accordingly, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 21, 2015 to stockholders of record entitled to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or your proxy card and to download printable versions of the proxy materials or to request and receive a printed set of the proxy materials from us. Instructions on how to access the proxy materials over the Internet or to request a printed copy from us may be found in the Notice.

Q:	Who is entitled to vote?

A:

Stockholders as of the close of business on April 10, 2015 (the “Record Date”) may vote at the Annual Meeting. As of that date, there were 109,518,658 shares of our common stock outstanding and entitled to vote. You have one vote for each director nominee and for each other proposal to be voted on at the Annual Meeting with respect to each share of common stock held by you as of the Record Date, including shares:

•	Held directly in your name as “stockholder of record” (also referred to as “registered stockholder”); and
•

Held for you in an account with a broker, bank or other nominee (shares held in “street name”)—street name holders generally cannot vote their shares directly and instead must instruct the broker, bank or nominee how to vote their shares.

Q:	What constitutes a quorum?

A:

A majority of the voting power of the outstanding shares of common stock entitled to vote generally on the business properly brought before the Annual Meeting must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Abstentions are counted as

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present and entitled to vote for purposes of determining a quorum. If you hold your shares in street name and do not provide voting instructions to your broker, New York Stock Exchange (“NYSE”) rules grant your broker discretionary authority to vote your shares on “routine matters” at the Annual Meeting, including the ratification of the appointment of the independent auditors in Proposal No. 2. However, the proposals regarding the election of directors, the advisory votes on executive compensation and on the frequency of future advisory votes on executive compensation, and the reapproval of the Time Inc. 2014 Omnibus Incentive Compensation Plan are not considered “routine matters.” As a result, if you do not provide instructions, your shares will not be voted on Proposals No. 1, 3, 4 and 5 (resulting in a “broker non-vote”). Although “broker non-votes” will be counted as present and entitled to vote for purposes of determining a quorum, we urge you to promptly provide voting instructions to your broker or other nominee so that your shares are voted on all proposals.

Q:	How many votes are required to approve each proposal?

A:

Each proposal requires the affirmative vote of a majority of the votes cast in order to be approved. “Abstentions” and “broker non-votes” will not affect the satisfaction of this requirement, although they will have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated. Approval of Proposal No. 5 (relating to the Time Inc. 2014 Omnibus Incentive Compensation Plan) additionally requires that a majority of the outstanding shares on the Record Date actually cast votes on the matter. Abstentions and broker “non-votes” will have the practical effect of reducing the likelihood that this requirement will be satisfied.

Regarding Proposal No. 1 (relating to the election of the Company’s directors), pursuant to the Company’s by-laws, any incumbent director who fails to receive a majority of the votes cast must submit an offer to resign from the Board no later than two weeks after the Company certifies the voting results. In that case, the rest of the Board would consider the resignation offer and may either (i) accept the offer or (ii) reject the offer and seek to address the underlying cause(s) of the majority-withheld vote. The Board must decide whether to accept or reject the resignation offer within 90 days following the certification of the stockholder vote and the Company must promptly thereafter make a public announcement regarding the Board’s decision.

Q:	How are votes counted?

A:

You may vote “FOR” or “AGAINST” the election of each of the directors and Proposals No. 2, 3 and 5, or you may “ABSTAIN” from voting for one or more directors or Proposals No. 2, 3, or 5. For Proposal No. 4, you may vote “1 year” for a vote once every year, “2 years” for a vote every two years or “3 years” for a vote every three years or you may “ABSTAIN” from voting on such proposal.

If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified below under “How does the Board recommend that I vote?” and in accordance with the discretion of the persons named on the proxy card (the “proxyholders”) with respect to any other matters that may be voted upon at the Annual Meeting or at any adjournment or postponement of the Annual Meeting.

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Q:	Who will count the vote?

A:	Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspectors of election.

Q:	How does the Board recommend that I vote?

A:	The Board unanimously recommends that you vote as follows:

	Board Vote Recommendation	Page Reference (for more detail)
Election of Directors	“FOR” each director nominee	6
Ratification of the Appointment of Ernst & Young as our Independent Registered Public Accounting Firm for 2015	“FOR”	23
Advisory Vote on the Approval of Executive Compensation	“FOR”	67
Advisory Vote on the Frequency of the Executive Compensation Advisory Vote	“1 year” (once every year)	69
Reapproval of the Time Inc. Omnibus Incentive Compensation Plan	“FOR”	70

Q:	How do I vote my shares?

A:	If you are a stockholder of record (that is, if your shares are owned in your name and not in “street name”), you may vote:
•	Via the Internet at www.proxyvote.com;
•	By telephone (within the U.S. or Canada) toll-free at 1-800-690-6903;
•	By signing and returning the enclosed proxy card if you have received paper materials; or
•	By attending the Annual Meeting and voting in person.

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the voting instructions provided by your broker, bank or other nominee.

If you wish to vote by telephone or via the Internet, you must do so before 11:59 pm, Eastern Daylight Time, on Thursday, June 4, 2015. After that time, telephone and Internet voting will not be permitted, and a stockholder of record wishing to vote who has not previously submitted a signed proxy card must vote in person during the Annual Meeting. Stockholders of record will be on a list held by the inspector of elections. Street name stockholders, also known as beneficial owners, must obtain a proxy from the institution that holds their shares, whether it is their brokerage firm, a bank or other nominee, and present it to the inspector of elections with their ballot in order to vote at the Annual Meeting. Voting in person by a stockholder at the Annual Meeting will replace any previous votes submitted by proxy.

Q:	What does it mean if I receive more than one Notice or proxy card on or about the same time?

A:

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote via Internet or telephone, vote once for each Notice you receive. For more information, see “Householding of Proxy Materials” on page 94 of this Proxy Statement.

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Q:	May I change my vote or revoke my proxy?

A:	Yes. Whether you have voted via the Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•	Sending a written statement to that effect to our Corporate Secretary, provided such statement is received at or prior to the Annual Meeting;
•	Submitting a vote at a later time via Internet or telephone before the closing of those voting facilities at 11:59 pm, Eastern Daylight Time, on Thursday, June 4, 2015;
•	Submitting a properly signed proxy card with a later date that is received at or prior to the Annual Meeting; or
•	Attending the Annual Meeting and voting in person.

If you hold stock in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your voting instructions in person at the Annual Meeting if you obtain a signed proxy from the record holder (bank, broker or other nominee) giving you the right to vote the shares and comply with the pre-registration requirements set forth under “Attending the Annual Meeting of Stockholders” on page 1 of this Proxy Statement. Only the latest validly executed proxy that you submit will be counted.

Q:	Could other matters be decided at the Annual Meeting?

A:

We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration, the proxyholders will have the discretion to vote on those matters for you.

Q:	Who will pay for the cost of this proxy solicitation?

A:

We will pay for the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. We have hired Georgeson Inc. to assist in the solicitation of proxies. We will pay Georgeson Inc. a fee of $15,000, plus reasonable expenses, for these services and for general advice regarding stockholder engagement. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable and documented expenses.

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Proposal No. 1:

Election of Directors

The Board, upon recommendation of the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”), unanimously nominated the ten director nominees listed below for election to the Board at the Annual Meeting. Each of the ten nominees currently serves as a member of the Board. Directors elected at the Annual Meeting will be elected to hold office until the 2016 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Unless otherwise instructed, the proxyholders intend to vote the proxies held by them for the election of the ten director nominees named below. The proxies cannot be voted for more than ten candidates for director. If any of the ten director nominees is unable or unwilling to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), the proxyholders may vote for a substitute nominee chosen by the present Board to fill the vacancy. In the alternative, the proxyholders may vote just for the remaining nominees, leaving a vacancy that may be filled at a later date by the Board. Alternatively, the Board may reduce the size of the Board. Set forth below are the principal occupations, business experience, qualifications, public company directorships and certain other information for each of the ten director nominees.

Nominees for Election as Directors

Name, Age and Tenure as a Director	Principal Occupation, Business Experience, Qualifications and Directorships
JOSEPH A. RIPP Director since 2013 Age 63

Mr. Ripp has served as our Chief Executive Officer since September 2013, Director since November 2013 and Chairman since April 2014. Prior to that, Mr. Ripp served as Chief Executive Officer of OneSource Information Services, Inc., a leading provider of online business information and sales intelligence solutions, beginning shortly after the 2012 acquisition of OneSource by Cannondale Investments, Inc., a joint venture formed in 2010 between Mr. Ripp and GTCR, a leading private equity firm. Mr. Ripp served as Chief Executive Officer of Cannondale from 2010 to 2012. From 2008 to 2010, Mr. Ripp served as Chairman of Journal Register Company (now known as 21st Century Media). Prior to that, Mr. Ripp served as President and Chief Operating Officer of Dendrite International Inc., a leading provider of sales, marketing, clinical and compliance solutions for the global pharmaceutical industry. Mr. Ripp began his media career at Time Inc. in 1985 and held several executive level positions at Time Inc. and Time Warner Inc., including Senior Vice President, Chief Financial Officer and Treasurer of Time Inc. from 1993 to 1999, Executive Vice President and Chief Financial Officer of Time Warner from 1999 to January 2001, Executive Vice President and Chief Financial Officer of America Online from January 2001 to 2002 and Vice Chairman of America Online from 2002 to 2004.

Skills and Qualifications

Mr. Ripp brings to the Board extensive experience, expertise and background in the publishing and media industries. He also possesses corporate leadership experience and extensive

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Name, Age and Tenure as a Director	Principal Occupation, Business Experience, Qualifications and Directorships

knowledge of our business gained from his prior senior executive roles at Time Inc. and Time Warner as well as his current position as our Chief Executive Officer overseeing the Company’s business operations.

DAVID A. BELL Director since 2014 Age 71

Mr. Bell brings over 40 years of advertising and marketing industry experience to our Board, having served as CEO of three of the largest companies in the industry–Bozell Worldwide, True North Communications and The Interpublic Group of Companies, Inc. Mr. Bell currently provides strategic branding, digital marketing and public relations services through Belwether Advisors, a consulting sole proprietorship. Mr. Bell has served as a Senior Advisor to AOL Inc. since 2009 and as an Operating Advisor to Pegasus Capital Advisors LP since 2004. Mr. Bell also served as a Senior Advisor to Google Inc. from 2006 to 2009.

Mr. Bell is currently Chairman of Gyro, an advertising agency focused on business-to-business marketing, and is a member of the boards of directors of Creative Realities, Inc., an integrated experiential design firm that assists retail marketers in creating interactive consumer experiences, and multiple early-stage companies including Double Verify, Your Tango, Resonate Networks, Dstillery and 33Across. He has also served on the boards of multiple publicly-traded companies, including The Interpublic Group of Companies Inc. from 2003 to 2005 and PRIMEDIA Inc. from 2001 to 2010. Mr. Bell was inducted into the Advertising Hall of Fame in 2007.

Skills and Qualifications

Mr. Bell brings extensive executive leadership and public company governance experience, traditional and digital advertising and marketing experience, and entrepreneurial experience in developing new businesses.

JOHN M. FAHEY, JR. Director since 2014 Age 63

Mr. Fahey, who serves as the Company’s Lead Independent Director, has been Chairman of National Geographic Society, a non-profit scientific and educational organization, since January 2011. Prior to that, Mr. Fahey served as National Geographic Society’s Chief Executive Officer from 1998 to 2013 and as its President from 1998 to 2010. During his tenure as President and Chief Executive Officer of National Geographic Society, he led its entry into cable television (now available in 171 countries), the expansion of its magazine (now published in English and 39 local-language editions) and the extension of National Geographic content into digital media. Mr. Fahey joined the National Geographic family in 1996. Prior to that, he was Chairman, President and Chief Executive Officer of Time Life Inc., a former affiliate of Time Inc., for seven years. Earlier, Mr. Fahey worked for Home Box Office, where he was instrumental in the startup of CINEMAX, and was a circulation manager for Time magazine.

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Name, Age and Tenure as a Director	Principal Occupation, Business Experience, Qualifications and Directorships

In February 2014, President Obama appointed Mr. Fahey as a Member of the Smithsonian Board of Regents for a six-year term. He also serves on the board of Johnson Outdoors Inc.

Skills and Qualifications

Mr. Fahey has extensive leadership, strategic planning, international, marketing, magazine, digital media, corporate transactional and enterprise risk management experience through his 18 years with National Geographic. With more than seven years as Chairman, President and Chief Executive Officer of Time Life Inc., he also has knowledge of our company’s history.

MANUEL A. FERNANDEZ Director since 2014 Age 68

Until his retirement in November 2013, Mr. Fernandez served on the board of Sysco Corporation, a global leader in selling, marketing and distributing food products, for seven years, holding the titles of Executive Chairman (to which he was appointed in 2012) and Non Executive Chairman of the board (to which he was appointed in 2009). Mr. Fernandez has been Managing Partner of SI Ventures, LLC, a venture capital partnership focusing on information technology and communications infrastructure companies that enable e-business, since 2000. He also held the positions of Chairman, President and Chief Executive Officer of Gartner, Inc., a leading information technology research and consulting company, from 1989 until 2000; and President and Chief Executive Officer of three technology-driven companies: Dataquest, Inc., Gavilan Computer Corporation and Zilog Incorporated.

Mr. Fernandez has served on the board of Brunswick Corporation as lead director since 2005. He has also served on the board of directors of Leggett & Platt, Incorporated since 2014. Mr. Fernandez served on the board of directors of Sysco Corporation from 2006 until his retirement in 2013 and on the board of directors of Flowers Foods, Inc. from 2005 to 2014. He was a director at Stanley Black & Decker, Inc. (and its predecessor the Black & Decker Company) from 2000 to 2012, is a former Chairman of the board of trustees of the University of Florida, and was appointed by President Bush in May 2003 to serve as a member of the President’s Information Technology Advisory Committee.

Skills and Qualifications

Having invested in over 20 start-up companies in the information technology field and having served as an executive at and on the governance bodies of multiple public and private entities, Mr. Fernandez brings extensive knowledge in matters of corporate strategy, product innovation and development, information technology and IT strategy and strategic planning, as well as international experience.

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Name, Age and Tenure as a Director	Principal Occupation, Business Experience, Qualifications and Directorships
DENNIS J. FITZSIMONS Director since 2014 Age 64

Mr. FitzSimons has served since 2004 as Chairman of the Chicago-based Robert R. McCormick Foundation, a charitable organization with extensive assets. Prior to that, Mr. FitzSimons was the Chief Executive Officer of Tribune Company from 2003 to 2007 and Chairman from 2004 to 2007, stepping down upon completing the sale of the company. Mr. FitzSimons began his 25-year career at Tribune in 1982, spending his first 17 years in the broadcast division in positions of increasing responsibility, including General Manager of WGN-TV, Chicago, and President/Chief Executive Officer of Tribune Broadcasting. He was appointed Executive Vice President of Tribune Company in January 2000, with responsibility for the company’s broadcasting, publishing and digital groups, as well as the Chicago Cubs Major League Baseball team. He was elected to the Tribune Company board of directors in 2000 and named President and Chief Operating Officer in July 2001 before becoming CEO in January 2003 and Chairman in January 2004. He started his media career at Grey Advertising in New York.

Mr. FitzSimons serves as a Director of Media General, Inc. He is a Trustee of both Northwestern University and Chicago’s Museum of Science and Industry. Mr. FitzSimons chaired the Media Security and Reliability Council for the U.S. Federal Communications Commission from 2002 to 2004 and served as a Director of The Associated Press from 2004 to 2007.

Skills and Qualifications

Mr. FitzSimons demonstrated significant leadership skills during his 25-year career at Tribune Company, one of the nation’s largest multimedia companies. He had direct responsibility for developing and managing the cross-platform potential of the company’s broadcast, print and emerging digital media operations. Through this and his service on various media company and not-for-profit boards, Mr. FitzSimons brings publishing, strategic media industry and public company expertise.

BETSY D. HOLDEN Director since 2014 Age 59

Ms. Holden has been a Senior Advisor to McKinsey & Company, a global management consulting firm, since April 2007, working with clients on strategy, marketing and board effectiveness initiatives. From 2001 to 2003, she was Co-Chief Executive Officer of Kraft Foods and from 2000 to 2003, she was Chief Executive Officer of Kraft Foods North America. Her prior positions at Kraft included President, Global Marketing and Category Development and Executive Vice President, with oversight of operations, IT, procurement, research and development, and marketing services, as well as multiple business unit President and line management assignments. Under her leadership, Kraft Foods was a food industry leader in developing digital programs related to customer relationship management, marketing and content.

Ms. Holden serves on the boards of Diageo plc, Western Union Holdings, Inc. and Catamaran Corporation. Ms. Holden previously served on the boards of Kraft Foods, Tupperware, Tribune Company and Media Bank.

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Name, Age and Tenure as a Director	Principal Occupation, Business Experience, Qualifications and Directorships

Skills and Qualifications

Ms. Holden brings over 30-years experience in consumer marketing, innovation and brand management, including chief executive-level experience at one of the largest U.S.-based multinational companies. In addition, she has a record of success in leading organic growth, acquisitions, global expansion, talent management and cost management. Having served on the boards of multiple public, private and not-for-profit companies, she has extensive board and corporate governance experience.

KAY KOPLOVITZ Director since 2014 Age 70

Ms. Koplovitz founded, built and served for 21 years as Chairman & CEO of the highly successful USA Networks, the first advertiser-supported basic cable network. She is credited with introducing to the basic cable network business model a second revenue stream, licensing fees, in addition to advertising. She also negotiated the first cable television deals for multiple professional sports leagues and events. Since stepping down from USA Networks in 1998, she has simultaneously run Koplovitz & Company, a media advisory and investment firm specializing in marketing and growth strategies for early to late stage companies, and Springboard Enterprises, a non-profit entity dedicated to training women leaders of high-growth technology oriented companies to raise capital. Also in 1998 Ms. Koplovitz was appointed by President Clinton to chair the National Women’s Business Council.

Ms. Koplovitz serves on the boards of CA Technologies, Inc. and ION Media Networks. She also serves on the boards of non-profit entities The Paley Center for Media, The International Tennis Hall of Fame and Springboard Enterprises.

Skills and Qualifications

Ms. Koplovitz has extensive leadership experience founding and managing a major consumer-focused, multi-billion dollar media company. Having co-founded several successful ventures and serving on multiple publicly-held and not-for-profit boards, her experiences encompass venture capitalism, marketing and sales and technology, as well as corporate governance matters.

J. RANDALL MACDONALD Director since 2014 Age 66

Mr. MacDonald served as Senior Vice President of Human Resources at IBM, a global technology and consulting firm, from 2000 until his retirement from IBM in June 2013. He was part of the team that led the transformation of IBM to a company that delivers top-to-bottom technology solutions. Before that, he was with GTE (now Verizon Communications) for 17 years in positions of increasing responsibility, including Executive Vice President of Human Resources and Administration. He also held human resources positions at Ingersoll-Rand Company and Sterling Drug, Inc.

Mr. MacDonald serves as a member of the board of directors of Delphi Automotive PLC. He was a director of Covance Inc. from 1998 to 2006. He also serves as Vice Chairman of the board of trustees of Bucknell University and Vice Chairman of the board of

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Name, Age and Tenure as a Director	Principal Occupation, Business Experience, Qualifications and Directorships

directors of National Association of Human Resources. He is one of thirteen Distinguished Fellows of the National Academy of Human Resources. In addition, he is a trustee of the U.S. Ski and Snowboard Team Foundation and a fellow of Cornell University’s Center for Advanced Human Resources Studies.

Skills and Qualifications

Mr. MacDonald has over four decades of human resources experience. His extensive experience at major publicly-traded companies enables him to advise on global human resources matters, compensation practices, leadership assessment and development, restructurings and general management.

RONALD S. ROLFE Director since 2014 Age 69

Mr. Rolfe is a retired Partner at Cravath, Swaine & Moore LLP, a premier law firm in the United States, where he practiced until his retirement in December 2010. Mr. Rolfe’s practice spanned the world and included corporate governance, securities, antitrust and commercial litigation and arbitration for U.S. and international clients. Mr. Rolfe began as an Associate with Cravath in 1970 and became Partner in 1977. He also served as Law Clerk to the Honorable Marvin E. Frankel, U.S. District Court Judge in the Southern District of New York, in 1969.

Mr. Rolfe currently serves on the boards of directors of public companies Noranda Aluminum Holding Corporation (since 2013), Berry Plastics Group, Inc. (since 2013) and Reynolds American Inc. (since 2014). He also currently serves on the board of private company Advanced Assessment Systems, Inc.

Skills and Qualifications

Mr. Rolfe’s distinguished legal career, during which he advised numerous corporate boards and senior executives, enables him to provide invaluable insight on risk management and corporate governance matters. His service on both public and private boards provides him with meaningful experience in strategic planning, budgeting and compliance with various regulatory requirements.

SIR HOWARD STRINGER Director since 2014 Age 73

Sir Howard Stringer served as Chairman, President and CEO of Sony Corporation, a multinational conglomerate with a diversified business primarily focused on the electronics, game, entertainment and financial services sectors, from 2005 until 2012, when he became Chairman of the board of directors. He retired from that position in June 2013. He joined Sony in May 1997 and was named President and Group Executive of the Sony Corporation of America in 1998, responsible for Sony’s entertainment companies: Sony Pictures Entertainment, Sony Music Entertainment and Sony/ATV Music Publishing. Prior to that, Sir Howard had a distinguished 30-year career as a journalist, producer and executive at CBS Inc., where he won 11 individual Emmy awards. He was Executive Producer of the CBS Evening News from 1981 until 1986, President of CBS News from 1986 until 1988 and President of CBS from 1988

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Name, Age and Tenure as a Director	Principal Occupation, Business Experience, Qualifications and Directorships

until 1995, where he was responsible for all broadcast activities, including entertainment, news, sports and its radio and television stations.

Sir Howard serves as director on the executive board of the BBC and the board of directors for TalkTalk Telecom Group PLC. In 2005, Sir Howard was named one of Time magazine’s Top 100 (Builders and Titans).

Skills and Qualifications

Sir Howard has extensive knowledge in consumer-based products and the technology industry through his 16 years of leadership and senior management experience as former Chairman and CEO at Sony Corporation. As a 30-year veteran of CBS, he also brings a wealth of knowledge in journalism and the multimedia and entertainment industries.

The Board of Directors unanimously recommends a vote FOR the election of each of the ten director nominees named above.

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BOARD OF DIRECTORS

The Spinoff

In the second quarter of 2014, the Board of Directors of Time Warner Inc. (“Time Warner”) approved the complete legal and structural separation of Time Inc. from Time Warner, following which we became an independent, publicly-traded company (the “Spinoff”). In the Spinoff, which occurred on June 6, 2014 (the “Spinoff Date”), Time Warner distributed to its stockholders of record all of the shares of our common stock that it owned at a ratio of one share of Time Inc. common stock for each eight shares of Time Warner common stock held by each such holder as of May 23, 2014, the record date for the Spinoff (the “Distribution”).

Jeff Bewkes, Chairman and Chief Executive Officer of Time Warner, and Howard Averill, Executive Vice President and Chief Financial Officer of Time Warner, each served with Joseph Ripp as interim members of our Board of Directors prior to the Spinoff.

On May 19, 2014, the Board appointed Ronald S. Rolfe as an independent director of the Company and a member of the Audit and Finance Committee of the Board (the “Audit and Finance Committee”), in each case effective as of 11:59 p.m., on May 20, 2014, the day before when-issued trading of the common stock of the Company commenced on the NYSE. The Board also appointed each of Messrs. Bewkes and Averill a member of the Audit and Finance Committee effective as of the same time, with their membership terminating automatically as of 11:59 pm. on the Spinoff Date.

On May 19, 2014, the Board also appointed each of Messrs. Rolfe, Bewkes and Averill a member of the Compensation Committee of the Board (the “Compensation Committee”) and the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”), in each case effective as of 11:59 p.m. on June 5, 2014, the day before the Spinoff Date, with their membership terminating automatically as of 11:59 p.m. on the Spinoff Date.

On May 20, 2014, Messrs. Bewkes and Averill each delivered a conditional resignation as a member of the Board, effective as of 11:59 p.m. on the Spinoff Date, and the Board appointed Mr. David A. Bell, Mr. John M. Fahey, Jr., Mr. Manuel A. Fernandez, Mr. Dennis J. FitzSimons, Ms. Betsy D. Holden, Ms. Kay Koplovitz, Mr. J. Randall MacDonald and Sir Howard Stringer as directors of the Company, effective as of 12:01 a.m. on June 7, 2014, the day following the Spinoff Date.

On May 20, 2014, the Board also appointed, in each case effective as of 12:01 a.m. on June 7, 2014, each of Mr. Fahey, Mr. FitzSimons, Mr. Fernandez and Ms. Holden to serve as members of the Audit and Finance Committee, along with Mr. Rolfe; each of Mr. Bell, Mr. FitzSimons, Ms. Holden, Ms. Koplovitz and Sir Howard Stringer to serve as members of the Compensation Committee; and each of Mr. MacDonald, Mr. Fahey, Mr. Fernandez, Ms. Koplovitz and Sir Howard Stringer to serve as members of the Nominating and Governance Committee.

Committees of the Board and Meetings

There are currently three standing committees of the Board: the Audit and Finance Committee, the Compensation Committee and the Nominating and Governance Committee (each, a “Committee”). Prior to the Spinoff, Messrs. Bewkes, and Averill served as non-independent members of each Committee in accordance with applicable phase-in periods under the Securities Exchange Act of 1934,

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as amended (the “Exchange Act”) and NYSE rules and regulations for newly public spinoff companies. Currently, as discussed in more detail below, each Committee is comprised entirely of independent directors, consistent with the definition of “independent” under the NYSE listing standards applicable to boards of directors generally and board committees in particular. Each Committee is authorized to retain its own outside counsel and other advisors as it deems necessary or advisable.

The Board has adopted written charters for each of its standing Committees, copies of which are posted on our website at www.timeinc.com. A stockholder also may request a copy of these materials in print, without charge, by contacting our Corporate Secretary at Time Inc., 1271 Avenue of the Americas, New York, New York 10020. Each of the Audit and Finance Committee, the Compensation Committee and the Nominating and Governance Committee reviews its charter on an annual basis. Each Committee makes recommendations, as appropriate, to the full Board as a result of its charter review. In addition to the three standing Committees, the Board may approve the creation of special committees to act on behalf of the Board.

The following table summarizes the current membership of the Board and each of its standing Committees, as well as the number of times the Board and each Committee met during 2014 following the Spinoff.

Name	Board	Audit and Finance Committee	Compensation Committee	Nominating and Governance Committee
Joseph A. Ripp	Chairman
David A. Bell*	Member		Chair
John M. Fahey, Jr.*	Lead Independent Director	Member		Member
Manuel A. Fernandez*	Member	Member		Member
Dennis J. FitzSimons*	Member	Member	Member
Betsy D. Holden*	Member	Member	Member
Kay Koplovitz*	Member		Member	Member
J. Randall MacDonald*	Member			Chair
Ronald S. Rolfe*	Member	Chair
Sir Howard Stringer*	Member		Member	Member
Number of Meetings	4	4	4	3

*	Independent Director

Each current director attended 75% or more of the total number of meetings of the Board and of the Committees on which such director served during 2014.

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Audit and Finance Committee

The Audit and Finance Committee is responsible for, among other things:

•	Overseeing the quality and integrity of our financial statements, accounting practices and financial information we provide to the SEC or the public;

•

Reviewing our annual and interim financial statements, the report of our independent registered public accounting firm on our annual financial statements, Management’s Report on Internal Control over Financial Reporting and the disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations in our periodic reports and other filings with the SEC;

•	Selecting and appointing an independent registered public accounting firm, such appointment to be ratified by stockholders at our annual meeting;

•	Pre-approving all services to be provided to us by our independent registered public accounting firm;

•

Reviewing with our independent registered public accounting firm and our management the plan and scope of the accounting firm’s proposed annual financial audit and quarterly reviews, including the procedures to be utilized;

•

Reviewing with our independent registered public accounting firm and our management the accounting firm’s significant findings and recommendations upon the completion of the annual financial audit and quarterly reviews;

•	Reviewing and evaluating the qualification, performance, fees and independence of our registered public accounting firm;

•	Meeting with our independent registered public accounting firm and our management regarding our internal controls, critical accounting policies and practices and other matters;

•	Discussing earnings releases and reports to rating agencies with our management and our independent registered public accounting firm;

•	Overseeing our internal audit function;

•	Assisting our Board in the oversight of our financial structure, financial condition and capital strategy; and

•	Overseeing our compliance program, response to regulatory actions involving financial, accounting and internal control matters, internal controls and risk management policies.

All members of the Audit and Finance Committee are “independent,” consistent with the NYSE listing standards applicable to boards of directors in general and audit committees in particular. The Board has determined that each of Mr. Dennis FitzSimons, Ms. Betsy D. Holden and Mr. Ronald S. Rolfe is an “audit committee financial expert” as defined in applicable SEC rules.

Audit and Finance Committee Report

Management is responsible for the preparation of the Company’s financial statements and the independent registered public accounting firm is responsible for examining those statements. In connection with the preparation of the December 31, 2014 financial statements, the Audit and Finance Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed under generally accepted auditing standards, including Auditing Standard No. 16, “Communications with Audit Committees”; and (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public

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Company Accounting Oversight Board regarding such firm’s communications with the Audit and Finance Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence.

Based upon these reviews and discussions, the Audit and Finance Committee recommended, and the Board of Directors approved, that the Company’s audited consolidated financial statements be included in the annual report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC. The Audit and Finance Committee also appointed Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015, subject to the ratification of such appointment by the stockholders.

AUDIT AND FINANCE COMMITTEE

Ronald S. Rolfe (Chair)

John M. Fahey, Jr.

Manuel A. Fernandez

Dennis J. FitzSimons

Betsy D. Holden

Compensation Committee

The Compensation Committee is responsible for, among other things:

•	Setting and reviewing our general policy regarding executive compensation;

•	Determining the compensation (including salary, bonus, equity-based grants and any other long-term cash compensation) of our Chief Executive Officer and other executive officers;

•

Overseeing our disclosure regarding executive compensation, including approving the report to be included in our annual proxy statement and included or incorporated by reference in our annual report on Form 10-K;

•	Approving employment agreements for our Chief Executive Officer and other executive officers;

•	Reviewing the benefits provided to our Chief Executive Officer and other executive officers;

•	Administering our executive bonus and equity-based incentive plans;

•

Overseeing our response to regulatory developments affecting compensation and, along with our Nominating and Governance Committee, reviewing and making recommendations regarding our responses to stockholder proposals relating to compensation matters and our proposals relating to the frequency of advisory votes on executive compensation; and

•

Assessing the independence of compensation consultants, legal counsel and other advisors to the Compensation Committee and hiring, approving the fees and overseeing the work of, and terminating the services of such advisors.

All members of the Compensation Committee are “independent,” consistent with the NYSE listing standards applicable to boards of directors in general and compensation committees in particular. In addition, all members of the Compensation Committee qualify as “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act) and as “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”)).

Compensation Consultant

The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Compensation

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Committee has engaged Towers Watson (“Towers Watson”) as its independent compensation consultant to provide it with objective and expert analyses, advice and information with respect to executive compensation. All executive compensation services provided by Towers Watson were directed or approved by the Compensation Committee. The Compensation Committee has concluded that no conflict of interest exists with Towers Watson after considering the following six factors: (i) the provision of other services to us by Towers Watson; (ii) the amount of fees received from us by Towers Watson, as a percentage of its total revenue; (iii) the policies and procedures of Towers Watson that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the Towers Watson consultants with members of the Compensation Committee; (v) any of our stock owned by the Towers Watson consultants; and (vi) any business or personal relationship of the Towers Watson consultants or Towers Watson with any of our executive officers.

In addition to Towers Watson, members of our Human Resources, Legal and Finance Departments support the Compensation Committee in its work management by providing data, analysis and recommendations regarding the Company’s executive compensation practices and policies and individual pay recommendations.

For additional information on the Compensation Committee’s activities, its use of outside advisors and its consideration and determination of executive compensation, see “Executive Compensation—Compensation Discussion and Analysis” beginning on page 25 of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

Mr. Bell, Mr. FitzSimons, Ms. Holden, Ms. Koplovitz and Sir Howard Stringer served on our Compensation Committee during 2014 following the Spinoff. None of these individuals has at any time been an officer or employee of the Company. During 2014, none of our executive officers served as a member of the board of directors or compensation committee of any entity for which a member of our Board or Compensation Committee served as an executive officer.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for, among other things:

•	Overseeing our corporate governance practices;

•	Reviewing and recommending to our Board amendments to our by-laws, certificate of incorporation, committee charters and other governance policies;

•	Reviewing and making recommendations to our Board regarding the structure of our various board committees;

•	Identifying, reviewing and recommending to our Board individuals for election to the Board;

•	Adopting and reviewing policies regarding the consideration of board candidates proposed by stockholders and other criteria for board membership;

•	Overseeing and monitoring general governance matters, including communications with stockholders and regulatory developments relating to corporate governance;

•	Overseeing the Chief Executive Officer succession planning process, including an emergency succession plan;

•	Reviewing the leadership structure of our Board; and

•	Overseeing our Board’s annual self-evaluation.

All members of the Nominating and Governance Committee are “independent,” consistent with the NYSE listing standards applicable to boards of directors.

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GOVERNANCE OF THE COMPANY

Our Standards of Business Conduct, our Code of Ethics for Senior Executive and Senior Financial Officers, our Corporate Governance Policy, our Committee charters and other corporate governance information are available on our website at www.timeinc.com. Any stockholder also may request them in print, without charge, by contacting our Corporate Secretary at Time Inc., 1271 Avenue of the Americas, New York, New York 10020.

Standards of Business Conduct

Our Standards of Business Conduct apply to our employees, including any employee directors. The Standards of Business Conduct establish policies pertaining to, among other things, employee conduct in the workplace, electronic communications and information security, accuracy of books, records and financial statements, securities trading, confidentiality, conflicts of interest, fairness in business practices, anti-bribery and anti-corruption laws, antitrust laws and political activities and solicitations.

The Audit and Finance Committee oversees the adherence to the Standards of Business Conduct. Our Chief Ethics and Compliance Officer is responsible for enforcing the Standards of Business Conduct and other Company compliance policies. Our Chief Ethics and Compliance Officer also assists in the communication of the Standards of Business Conduct and oversees employee education regarding its requirements, including online compliance training.

We maintain an employee help line, called the Compliance Help Line. The Compliance Help Line is the Company’s primary mechanism for receiving and acting on business conduct and ethical complaints. Through the Compliance Help Line, employees can report integrity concerns without fear of retaliation or seek guidance on business conduct matters. In some countries, local and regional differences in culture and law limit the scope and types of reports we may accept through our Compliance Help Line. We provide alternative reporting direction for employees in these countries. Employees may also report integrity concerns via mail, fax or email. With respect to complaints and concerns regarding accounting and auditing matters, employees may also report them to the Company’s Controller. If an employee makes a complaint, our Chief Ethics and Compliance Officer receives the report and then coordinates with internal and outside resources, as appropriate, to investigate reported concerns. The Chief Ethics and Compliance Officer regularly reports to the Audit and Finance Committee inquiries and complaints we receive and any resulting investigations and corrective actions.

Code of Ethics for Senior Executive and Senior Financial Officers

Our Code of Ethics for Senior Executive and Senior Financial Officers (the “Code of Ethics”) applies to certain senior management of the Company, including individuals in the role of Chief Executive Officer, Chief Financial Officer, Controller and the senior-most tax executive (and others performing similar senior executive functions at the Company from time to time in the future). Among other things, the Code of Ethics mandates that the designated officers engage in and promote honest and ethical conduct, disclose to the Compliance Office any material transaction or relationship that reasonably could be expected to give rise to a conflict, protect the confidentiality of non-public information about the Company or its subsidiaries and their customers, take all reasonable measures to achieve responsible use of and control over the Company’s assets and resources, comply with all applicable governmental rules and regulations and promptly report any possible violation of the Code of Ethics.

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Additionally, the Code of Ethics requires that these individuals promote full, fair, accurate, timely and understandable disclosure in the Company’s publicly filed reports and other public communications and sets forth standards for accounting practices and records. We hold individuals to whom the Code of Ethics applies accountable for adherence to the Code of Ethics. Our Chief Ethics and Compliance Officer oversees and assists in the communication of the Code of Ethics.

We intend to disclose any amendments to or waivers of provisions of the Standards of Business Conduct or Code of Ethics granted to directors or executive officers by posting such information on our website.

Corporate Governance Policy

Our commitment to good corporate governance is reflected in our Corporate Governance Policy, which describes the Board’s views on a wide range of governance topics. The Corporate Governance Policy is reviewed no less frequently than annually by the Nominating and Governance Committee and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the Board.

Significant Governance Practices

Director Nomination Process

The Nominating and Governance Committee evaluates director candidates in accordance with the director membership criteria described in our Corporate Governance Policy and our Policy Statement Regarding Director Nominations. The Nominating and Governance Committee reviews a candidate’s qualifications to serve as a member of our Board based on the skills and characteristics of the individual as well as the overall composition of our Board in light of the Company’s current and expected structure and business needs, regulatory requirements, the diversity of viewpoints represented on the Board and committee membership requirements. The Nominating and Governance Committee evaluates a candidate’s professional skills and background, experience at the policy-making level in the business, government or non-profit sectors or as a director of a widely-held public corporation, financial literacy, age, independence and past performance (in the case of incumbent candidates), along with qualities expected of all directors, including integrity, judgment, acumen, high professional and personal ethics, familiarity with our business and the time and ability to make a constructive contribution to our Board.

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee considers and reviews all candidates in the same manner regardless of the source of the recommendation. Our Amended and Restated By-laws provides that any stockholder of record entitled to vote for the election of directors at the applicable meeting of stockholders may nominate persons for election to our Board, if such stockholder complies with the applicable notice procedures, which are discussed on page 94 of this Proxy Statement.

Annual Meeting of Stockholders

We encourage all of our directors to attend each annual meeting of stockholders. We expect that all of our directors will attend the Annual Meeting.

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Director Independence and Independence Determinations

Under NYSE rules, a director is not independent unless the Board makes an affirmative determination to such effect. In order to determine that a director is independent, the Board must affirmatively determine that the director has no material relationship with the Company, and the director must satisfy the standards and objective tests set forth under NYSE rules.

In addition to the standards for independence established under NYSE rules, the Board has also adopted the following categorical standards in our Corporate Governance Policy, which provide that a director will not be independent if one or more of the following conditions are met:

(i)

the director is, or has been within the last three years, an employee of the Company and its consolidated subsidiaries (the “Consolidated Company”), or an immediate family member of the director is, or has been within the last three years, an executive officer of the Company; or

(ii)

the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Consolidated Company, other than director and committee fees and pensions or other forms of deferred compensation for prior service with the Consolidated Company (provided such compensation is not contingent in any way on continued service); or

(iii)

(A) the director is a current partner or employee of a firm that is the Consolidated Company’s internal or external auditor; (B) the director has an immediate family member who is a current partner of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on the Consolidated Company’s audit, or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time; or

(iv)

The director or an immediate family member is, or has been with the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee; or

(v)

the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Consolidated Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

As set forth in our Corporate Governance Policy, it is the Board’s objective that a substantial majority of the members of the Board be independent. Our Corporate Governance Policy also requires that all the members of the Audit and Finance Committee, the Compensation Committee and the Nominating and Governance Committee be independent under the NYSE listing standards. The Board has determined that each of the director nominees is independent except for Mr. Ripp, our Chief Executive Officer.

Board Leadership Structure

To ensure the Board’s independence and proper functioning, the Board has elected a Lead Independent Director with substantial authority over the Board’s operations. The Lead Independent

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Director is elected by the independent members of the Board. Currently, the Lead Independent Director is Mr. Fahey. As set forth in the Company’s Corporate Governance Policy, the responsibilities of the Lead Independent Director include:

•	Presiding at meetings of the Board at which the Chairman is not present;
•	Having the authority to call meetings of the independent directors;
•	Serving as a liaison between the Chairman and the other directors;
•

Advising the Chairman with respect to the schedule, agenda and information for Board meetings (including possessing the authority to approve the agenda and specific items of information for Board meetings);

•	Advising the Chairman with respect to who may report directly to the Board;
•	Serving as interim Chairman in the event of the death or incapacitation of the Chairman; and
•	Being available, as appropriate, for communication with the Company’s stockholders.

Mr. Ripp currently serves as both our Chief Executive Officer and Chairman of the Board. We believe that combining the Chief Executive Officer and Chairman roles fosters clear accountability, effective decision-making and alignment on corporate strategy between the Board and the senior management of the Company. In addition, we believe that having Mr. Ripp serve as Chairman and Chief Executive Officer helps facilitate the flow of information to, and discussion among, members of the Board regarding the Company’s business. The Lead Independent Director also has substantial responsibilities that enable the individual to provide strong leadership of the independent directors and help the Board provide effective independent oversight of the Chairman and Chief Executive Officer.

We believe this Board structure fosters the successful development and implementation of business strategies, while also providing the balance of an empowered and independent Board.

Executive Sessions of Independent Directors

In 2014, the independent directors on the Board regularly met in executive sessions, without the employee director or management present. Executive sessions of the independent directors are led by the Lead Independent Director and facilitate candid discussion of the independent directors’ viewpoints regarding the performance of management and the strategic direction of the Company.

Board and Committee Evaluations

Annually the Board and each of the Audit and Finance, Compensation and Nominating and Governance Committees evaluate and discuss their respective performances and effectiveness, as required by our Corporate Governance Policy and their respective charters. These evaluations cover a wide range of topics, including, but not limited to, the fulfillment of the Board and Committee responsibilities identified in the Corporate Governance Policy and Committee charters.

Communications with the Board of Directors

Stockholders and other interested parties who wish to communicate with our Board, any of the Committees or any of the individual non-employee directors may do so by sending a letter to the intended recipient, in the care of our Corporate Secretary, at Time Inc., 1271 Avenue of the Americas, New York, New York 10020. Such correspondence will be relayed to the appropriate director or directors as appropriate. Stockholders may communicate with Mr. Ripp, the Board’s sole employee-director, by sending a letter addressed to him at Time Inc., 1271 Avenue of the Americas, New York, New York 10020.

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Oversight of Risk Management

The Board has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board carries out its risk oversight responsibilities in large part through the Audit and Finance Committee, which is responsible for oversight of the Company’s risk management policies and procedures. The Company is exposed to a number of risks including financial risks, strategic and operational risks and risks relating to regulatory and legal compliance. The Audit and Finance Committee discusses with management the Company’s major risk exposures and the steps management has taken to monitor and control such exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are undertaken. The Audit and Finance Committee reports to the Board on a regular basis to apprise Board members of the Company’s risk management efforts.

In addition, the Compensation Committee discusses with management the Company’s major risks associated with the Company’s compensation plans and programs as described on page 46 of this Proxy Statement.

While the Board and its Committees oversee the Company’s overall risk management, our management is responsible for the day-to-day risk management processes. Management reports to the Board and the Audit and Finance Committee on a regular basis regarding material risks and the proposed response to managing those risks. Each functional area within the Company, including, among others, legal, tax, finance and operations, has day-to-day responsibility for the management of risks that arise in their respective areas of responsibility. In addition, our Internal Audit department performs annual risk assessments that are used to define the scope of the evaluation of the effectiveness of our internal control over financial reporting, as required by the Sarbanes-Oxley Act of 2004, and the annual audit plan that is approved by the Audit and Finance Committee.

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Proposal No. 2:

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee has selected Ernst & Young LLP to serve as our independent registered public accounting firm for 2015. In this Proposal No. 2, we are asking stockholders to ratify this selection. Although ratification is not required by our by-laws or otherwise, the Board is submitting the selection of Ernst & Young to our stockholders for ratification as a matter of good corporate governance. If the selection is not ratified, the Audit and Finance Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit and Finance Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives of Ernst & Young are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to answer appropriate questions.

Audit and Finance Committee’s Pre-Approval Policies and Procedures

Our Audit and Finance Committee Charter requires the Audit and Finance Committee to pre-approve all auditing and other services provided by our independent registered public accounting firm to the Company.

Audit and Other Fees

The following table presents the aggregate fees billed for professional services rendered by Ernst & Young for the audit and review of our financial statements for 2014 and 2013 and the aggregate fees for other services rendered by Ernst & Young billed in those periods (in thousands):

	2014	2013
Audit fees(1)	$2,307	$5,174
Audit-related fees(2)	$130	$678
Tax fees(3)	$35	$14
All other fees	$0	$0

Total	$2,472	$5,866

(1)

Audit fees related to audits of financial statements, reviews of quarterly financial statements and related reports and reviews of registration statements and certain periodic reports filed with the SEC. Out of the total audit fees, approximately $145 and $5,174 for 2014 and 2013, respectively, represent an allocation of Ernst & Young fees from Time Warner to the Company. Further, $0 and $3,119 of the 2014 and 2013 fees, respectively, relate to Ernst & Young’s audit of the Company’s stand-alone financial statements for the three years ended December 31, 2012.

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(2)

Audit-related fees related primarily to agreed-upon procedures related to evaluating the completeness, accuracy and consistency of the Company’s XBRL-tagged data in 2014 and due diligence fees in 2013.

(3)	Tax fees related primarily to international tax return preparation and compliance services in 2014 and international tax compliance services in 2013.

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the total compensation for each of Time Inc.’s named executive officers (“NEOs”), Time Inc.’s executive compensation policies and practices, and the context underlying the compensation decisions made in 2014. In accordance with SEC rules, a company’s NEOs are generally its principal executive officer, its principal financial officer and its other three most highly compensated officers who were serving as executive officers at the end of the last completed fiscal year. Time Inc.’s NEOs for 2014 were:

•	Joseph A. Ripp – Chairman and Chief Executive Officer

•	Jeffrey J. Bairstow – Executive Vice President and Chief Financial Officer

•	Norman Pearlstine – Executive Vice President and Chief Content Officer

•	Evelyn Webster – Executive Vice President

•	Todd Larsen – Executive Vice President

Mr. Larsen’s last day of employment with us was December 31, 2014.

Executive Summary

Review of 2014

Prior to the Spinoff on June 6, 2014, we were a subsidiary of Time Warner and our compensation decisions were guided by Time Warner’s compensation philosophy and practices. In January 2014, in contemplation of our transition to an independent public company, our Chairman and Chief Executive Officer, Joseph A. Ripp, articulated strategic operational goals for us and challenged the management team to articulate how each would work to advance these goals. The goals and several notable examples of achievement against them are below:

Drive Business Transformation	• Reinvented our centralized sales team to deploy a “One Time Inc.”
approach to leverage our various brands’ collective strength.
•    Created Time Inc. Native Studio to bring custom solutions to our advertising partners.
•    Increased our participation in private marketplaces and premium programmatic solutions where we can earn higher CPMs (“cost per thousand”) for our quality content.
Develop New Revenue Streams

•    Formalized a relationship with Rampante to centralize and expand our development of long-form video production.

•    Created or acquired new products and services such as Cooking Light Diet and Cozi planning calendar.

Build Digital Scale & Engagement

•    Grew our U.S. multi-platform unique visitors by 32% year-over-year to 97.8 million in December 2014 (excluding CNNMoney.com).

•    Increased our unique visitors exclusively from mobile devices 92.5% year-over-year to 51.4 million.

•    Grew our user-initiated video streams to 322 million, excluding CNNMoney.com

•    Signed a multi-year agreement worth in excess of $100 million with Outbrain to monetize our web traffic through third-party content links.

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Enhance the Core Business

•    Continued to outperform the magazine industry for sale of print ad pages.

•    Announced the investment by KKR of $50 million into our Next Issue Media joint venture, which could result in improved performance of our digital circulation revenues.

•    Improved the strength and stability of our retail distribution network.

Engage our Talent	• Focused our organization on articulated operational goals. • Hired key personnel facilitating our operations as a public company.

CEO 2014 Compensation and Performance

Mr. Ripp’s annual direct total compensation package for 2014 consisted of:

Base Salary	Cash Incentive Compensation	Long Term Incentive Equity Award	Total Direct Compensation
$1,000,000	$2,167,850	$2,500,000(1)	$5,667,850
(1)

50% of the equity award value was issued in the form of nonqualified stock options (with the value converted to a number of options using a Black Scholes valuation methodology) and 50% as RSUs (with the value converted to a number of RSUs based on the closing price of our common stock on the grant date).

In early 2015, the Compensation Committee formally evaluated Mr. Ripp’s performance, considering both our financial performance and our performance against the articulated goals. The Compensation Committee noted the many accomplishments of Mr. Ripp during this transition year, including, in particular, how Mr. Ripp encouraged and supported employees to focus beyond the immediacy of the demands of the Spinoff. The Compensation Committee’s determination of Mr. Ripp’s annual bonus reflects the Compensation Committee’s recognition of his leadership through the Spinoff.

	Target Bonus	Financial Component (70%)	+	Operational Component (30%)	+	Spin Related Bonus	=	2014 Payout
Joseph A. Ripp Chairman and Chief Executive Officer	$1,500,000	$1,067,850 70% x $1,500,000 x 101.7%		$450,000 30% x $1,500,000 x 100.0%		$650,000		$2,167,850

2014 Compensation Policy and Practices Adaptations

Prior to the Spinoff, our compensation policies and practices were grounded in the generally applicable principles of our corporate parent (i.e., attract, retain and motivate talent; support business performance accountability; promote stockholder alignment). During 2014, our management (in anticipation of the Spinoff) adopted and our Compensation Committee (after the Spinoff) ratified and, where appropriate, adjusted these practices to reflect our separation from Time Warner and the challenges inherent in operating as an independent media company. Changes in 2014 included:

•	The adoption of strategic operational goals, described above at “—Executive Summary—Review of 2014,” and their incorporation into the 2014 annual incentive compensation program
•	The adoption of standard equity award agreements under our post-Spinoff long-term incentive compensation program that:
•	Do not provide for automatic accelerated vesting of equity awards unless an employee’s employment is terminated in connection with death, disability or a change in control transaction; and
•	Provide a shorter post-employment exercise period for vested stock options (three months following most employment terminations and one year in the case of retirement, death or disability)

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•	The establishment of a lower matching formula under the Time Inc. Supplemental Savings Plan (which tracks a corresponding amendment to the Time Inc. Savings Plan, our broad-based 401(k) plan)
•	The migration toward a maximum severance period of 18 months for our executive vice presidents

Key Compensation Practices

Below is a summary of key elements of our compensation practices.

WHAT WE DO

✓	Grant the majority of our executive compensation as variable pay under incentive compensation programs designed to pay for performance
✓	Conduct a market assessment of a comparator peer group when determining compensation amounts
✓	Require termination of employment in addition to a change in control for accelerated equity vesting
✓	Provide limited executive perquisites
✓	Require our senior executives to comply with stock ownership guidelines

WHAT WE DO NOT DO

[x]

Do not target any percentile of pay for any of our compensation elements, but rather remain flexible to adjust the compensation mix to attract, motivate and retain the talent we need to achieve our business objectives

[x]	Do not provide excise tax gross-ups in connection with a change in control
[x]	Do not permit executive officers (or directors) to hedge or pledge our stock (or other securities)

2014 Executive Compensation Decisions

Base Salaries & Target Bonuses.    The base salaries and target bonuses of Messrs. Ripp, Bairstow and Pearlstine were established in 2013 in connection with their entry into employment with us and, after a review of market data, were not adjusted in 2014, except that Mr. Bairstow’s base salary was increased in connection with our annual merit review process in early 2014. The base salaries and target bonuses of Ms. Webster and Mr. Larsen were adjusted in connection with their assumption of new responsibilities in early 2014 following the consolidation of our brand groups from three groups to two.

Cash Bonus Payments.    The actual bonus amounts payable to each NEO were determined by the Compensation Committee in early 2015 based on the Compensation Committee’s assessment of 2014 performance. Mr. Larsen’s bonus payment was determined consistently with the severance terms of his employment agreement.

Equity Awards.    In accordance with an employee matters agreement dated as of June 4, 2014 between us and Time Warner entered into as part of the Spinoff (the “TW Employee Matters Agreement”), (i) all outstanding Time Warner equity awards held by Messrs. Ripp and Bairstow at the time of the Spinoff were converted into equity awards in respect of our common stock, and (ii) replacement equity awards were granted to Ms. Webster and Mr. Larsen approximating the value of the Time Warner equity awards forfeited by them in the Spinoff. As contemplated by the TW Employee Matters Agreement, the replacement awards were granted as restricted stock units (“RSUs”) on terms and conditions that generally mirrored the terms and conditions of the underlying Time Warner awards that were canceled.

Following the Spinoff, we adopted a long-term incentive compensation program pursuant to which each NEO received in June 2014 an equity award. One-half of the value of the equity award was granted in the form of RSUs, and the other half was granted as stock options.

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How 2014 Compensation Decisions Were Made – Governance & Process

Decision Making Process By Compensation Element

This section describes the decision-making process for each compensation element. The discussion within each element is organized chronologically.

Base Salary and Target Bonus
Prior to 2014:

Joseph A. Ripp:    The 2014 base salary and target bonus of Mr. Ripp were negotiated by Time Warner senior management and approved by Time Warner’s Compensation and Human Development Committee in connection with the entry into his employment agreement in 2013.

Jeffrey J. Bairstow:    Mr. Bairstow’s initial base salary and target bonus were also negotiated by Time Warner senior management in connection with the entry into his employment agreement in 2013, which was approved by Time Warner’s Compensation and Human Development Committee.

Norman Pearlstine:    The 2014 base salary and target bonus of Mr. Pearlstine were negotiated by our senior management in consultation with Time Warner’s senior management in connection with the entry into his employment agreement in 2013.

February/ March 2014:

Jeffrey J. Bairstow:    Mr. Bairstow’s 2014 base salary was adjusted as part of our annual merit process by our senior management in consultation with Time Warner’s senior management.

Evelyn Webster and Todd Larsen:    The 2014 base salary and target bonuses for Ms. Webster and Mr. Larsen were determined by our senior management in consultation with Time Warner senior management. Changes to Ms. Webster’s compensation were not effective until she executed her amended employment agreement in March.

Annual Cash Incentive Compensation Program
February 2014:

ExIP:    In anticipation of the Spinoff, the Time Warner Compensation and Human Development Committee approved the Time Inc. Incentive Plan for Executive Officers (the “ExIP”) which established (i) a threshold level of corporate financial performance below which no 2014 annual cash incentive compensation would qualify as fully tax-deductible “performance-based compensation” under Section 162(m) of the Tax Code and (ii) a maximum annual bonus amount for each of our NEOs. Time Warner’s decisions regarding the threshold level and maximum bonus amounts were made in consultation with Time Inc. senior management. 2014 AIP:    Consistent with prior practice, Time Warner provided us with financial metrics and goals (threshold, target, maximum) for our 2014 Annual Incentive Plan (the “2014 AIP”). However, Time Warner advised that the provided metrics and goals were suggested rather than mandatory.

April 2014:

2014 AIP:    Our senior management finalized the 2014 AIP metrics and goals (threshold, target, and maximum). Our management accepted the financial metrics suggested by Time Warner but adjusted the goals to reflect our anticipated post-Spinoff financial plan. Our senior management also incorporated into the “strategic” portion of the 2014 AIP the strategic operational goals articulated by Mr. Ripp in January.

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Annual Cash Incentive Compensation Program
Q1 2015:

Evaluation:    Our Compensation Committee, with the support of Towers Watson, reviewed:

•     Our financial results against the metrics under the ExIP and the 2014 AIP
(including proposed adjustments for certain one-time items and other events that were not anticipated in the financial plan at the time the 2014 AIP was established);
•     2014 payment amounts proposed by management (including the calculation methodology and all adjustments); and
•     Individual performance of Mr. Ripp and, with input from Mr. Ripp, the other
NEOs other than Mr. Larsen (who had already left the Company).

Based on this review, the Committee established the 2014 annual cash incentive compensation payment amounts.

Equity Awards and Long Term Incentive Compensation Program
March 2014:

Long-Term Incentive Compensation Award Values:    With the assistance of Towers Watson and the support of Time Warner senior management, our senior management developed long-term incentive annual “target” awards and, in some circumstances, supplemental “discretionary” awards for our NEOs and other equity eligible employees. The values were communicated to eligible employees, though actual equity awards were subject to approval of our Compensation Committee.

May/June 2014: (prior to June 6 Spinoff)

Omnibus Plan:    We adopted the 2014 Omnibus Incentive Compensation Plan (the “Omnibus Plan”) effective on the Spinoff and it was approved by Time Warner in its capacity as our sole stockholder. The Omnibus Plan authorizes us to grant cash and equity incentive compensation awards.

June 9, 2014:

Converted Equity Awards:    As required by the TW Employee Matters Agreement, our Compensation Committee ratified the conversion of the Time Warner equity awards granted to Messrs. Ripp and Bairstow to equity awards on our common stock.

Replacement Equity Awards:    Similarly, the Compensation Committee granted RSUs to employees who forfeited their Time Warner equity awards because of the Spinoff. The value of the replacement awards and other terms and conditions generally mirrored the terms and conditions of the underlying Time Warner awards that were canceled.

June 23, 2014:

Long-Term Incentive Compensation Awards:    Our Compensation Committee approved our post-Spinoff long-term incentive compensation program and authorized the grant of equity awards consistent with the long-term incentive compensation award values that had been communicated to employees in April.

Executive Compensation Philosophy

Compensation decisions made in 2014 prior to the Spinoff were guided by Time Warner’s compensation philosophy. The main elements of that philosophy include:

•	Attract, Retain and Motivate Talent. Compensation should reflect the competitive marketplace, so that we can attract, retain and motivate talented executives.

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•	Accountability for Business Performance. Compensation should be tied in part to our financial and operating performance, so that the NEOs are held accountable through their compensation for the performance of our business.

•	Alignment with Stockholder Interests. Compensation should be tied in part to stock performance to align the NEOs’ interests with those of our stockholders.

Building on these principles, our Compensation Committee adopted the following executive compensation philosophy for compensation earned beginning in 2015.

Executive Compensation Philosophy

The Company’s executive compensation philosophy strives to attract, motivate, and retain executives while aligning stockholder interests with executive leadership action through performance-based compensation.

Annual incentives include performance objectives linked directly to the Company’s business strategy, and long-term incentives that align executives with stockholders’ interests by tying rewards to longer term total stockholder return and/or company performance metrics.

In the course of determining compensation levels, the Company reviews market data that reflect the diverse and competitive landscape. Peer group data is examined, and is supplemented with broader media industry and general industry perspectives to inform market practices.

The Company always reviews median data and positions executives at, above or below the median based on a number of factors, including, but not limited to, the following:

- Similarities and differences between the Company and the market in terms of organization structure, reporting relationships, and the scope of each executive’s role and responsibilities;

- Criticality of the role for the Company, including the necessity of attracting and retaining talent to Time Inc. in the current environment;

- Company, business unit (as applicable), and individual performance; and

- Experience and tenure of each executive.

Compensation Committee’s Role

The Compensation Committee is responsible for establishing the compensation of each of our NEOs and our executive compensation policies generally. As described above in “—Decision Making Process By Compensation Element,” many of the 2014 compensation decisions were made either prior to the Spinoff or shortly after the Spinoff based on pre-Spinoff obligations. Nevertheless, the Compensation Committee independently (i) assessed and determined each NEO’s 2014 performance and contributions to our overall performance when determining 2014 annual incentive cash compensation and (ii) adopted our new executive compensation philosophy. In making these determinations, the members of the Compensation Committee were assisted by management and Towers Watson (its compensation consultant), as described below (see “—Management’s Role and Compensation Consultant’s Role”) and were further informed by their own experience as current and former executives of public and non-public companies.

The Compensation Committee does not rely on a formula or specific matrix for making pay decisions, but rather assesses the quality of the performance and leadership demonstrated by each NEO and

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applies its judgment to assess performance. More generally, the Compensation Committee seeks to motivate our senior executives to drive our corporate performance against our short-term and long-term business objectives.

Management’s Role

As described above in “—Decision Making Process By Compensation Element,” our management, with the support of Time Warner senior management and the assistance of Towers Watson (which subsequently became the Compensation Committee’s independent consultant), developed and implemented the pre-Spinoff 2014 executive compensation decisions (other than with respect to Messrs. Ripp and Bairstow, whose compensation packages were developed by Time Warner senior management). After the Spinoff, management has assisted the Compensation Committee by providing data, analysis and recommendations regarding the Company’s executive compensation practices and policies and individual pay recommendations. These recommendations are based on management’s assessments of individual contributions, achievement of performance objectives and other qualitative factors. Though the Compensation Committee considers management input, along with the advice of its independent compensation consultant, in making decisions on compensation matters, NEOs do not participate in the Compensation Committee’s deliberations or decisions regarding their own compensation.

Compensation Consultant’s Role

Towers Watson was initially retained by our management to assist us in developing and implementing compensation programs suitable for an independent public media company. After the Spinoff, management recommended that the Compensation Committee appoint Towers Watson to serve as the Compensation Committee’s consultant because of Towers Watson’s familiarity with us and our 2014 compensation programs, as well as Towers Watson’s general expertise regarding executive compensation matters. After evaluating Towers Watson’s qualifications and other services provided by Towers Watson to us, and assessing Towers Watson’s independence by evaluating the factors prescribed by NYSE rules, the Compensation Committee determined Towers Watson was independent and retained Towers Watson to assist the Compensation Committee in fulfilling its responsibilities. In this role, Towers Watson (i) attends Compensation Committee meetings and planning sessions, (ii) provides expertise on proposed executive compensation and plan designs, and (iii) prepares and presents analyses on compensation levels, including a competitive assessment of the Company’s practices and policies. The total fees invoiced by Towers Watson for executive compensation consulting services for the Compensation Committee were $220,333 in 2014. The total fees invoiced by Towers Watson in 2014 for other consulting services and products were $1,258,690. To monitor for conflicts of interest, the Compensation Committee requires management to obtain Committee approval for Towers Watson’s work outside of the scope of Committee support. In 2014, these preapproved scopes of work for post-Spinoff services included (i) consulting on the design of broad-based benefit programs and the sunsetting of legacy programs, (ii) the implementation in 2015 of Towers Watson’s OneExchange, a private exchange under which we offer broad-based health and welfare benefits to our employees, (iii) the use of our employee onboarding platform and (iv) the purchase of generally-available compensation surveys. The Compensation Committee has the sole authority to hire and terminate Towers Watson as its compensation consultant.

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Use of Comparative Market Data

We generally do not target any particular percentile of pay when determining our compensation. However, it is our practice to reference external comparator peer group market data when determining compensation amounts. Prior to the Spinoff, in connection with the entry into employment agreements with our senior executives, and periodically thereafter, our senior management, Time Warner’s senior management and the Time Warner Human Development and Compensation Committee, as applicable, have referred to internal and external sources of information to inform their decisions regarding the appropriate levels and mixes of compensation, and have also referenced composite compensation surveys published by external compensation consulting firms containing information from public and private publishing companies and other multinational companies.

The 2014 compensation packages of Messrs. Ripp and Bairstow were based in part on a review of external sources of compensation information. The comparative market data reviewed was the compensation of the chief executive officers or chief financial officers, as applicable, of nine other publishing companies: Gannett Company, The McGraw-Hill Companies, Hearst Corporation, Graham Holdings Company (formerly The Washington Post Company), The New York Times Company, The E.W. Scripps Company, Meredith Corporation, Dow Jones & Company and the recently spun-off News Corporation. Time Warner’s senior management and the Time Warner Compensation and Human Development Committee also referred to the composite market information included in the Towers Watson 2012 Executive Compensation Surveys, which contained compensation information for a broader group of companies in a range of industries with revenues similar to our annual revenues, in order to obtain a general understanding of compensation practices among mid-cap companies. Similarly, the mix of fixed and variable pay components in the compensation packages of Messrs. Ripp and Bairstow was based on the compensation packages of Time Warner senior management and, in the case of Mr. Bairstow, the chief financial officers of publicly-traded publishing companies.

In October 2014, the Time Inc. Compensation Committee commissioned a comparative compensation study of our NEO compensation using the peer group below. The peer group represents public and private media companies for which Towers Watson has compensation survey data, with a revenue range of 1/3 to 4 times our revenues, and such additional companies identified by management as important comparators in the marketplace (e.g., because we compete with such companies for key talent).

AMC Networks Inc. AOL Inc. Cablevision Systems Corporation Discovery Communications, Inc. Gannett Co., Inc. IAC/InterActiveCorp iHeartMedia, Inc. John Wiley & Sons Inc.	Lions Gate Entertainment Corp. Meredith Corporation News Corporation Pearson plc Reed Elsevier Scholastic Corporation Scripps Networks Interactive, Inc. Sinclair Broadcast Group, Inc.	Starz Media The Hearst Corporation The Interpublic Group of Companies, Inc. The New York Times Company Thomson Reuters Corporation Tribune Publishing Company

The data from this study has been, and will continue to be, referenced for 2015 compensation decisions.

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Compensation Composition – Understanding the Mix

The table below describes the objectives supported by each of our 2014 pay elements, along with an overview of the key design features of each element. The decision regarding each separate element is described separately in – Compensation Elements – Understanding the Decisions.

Pay Element	Purpose	Key Features
Base Salary	• Attracts and retains NEOs capable of leading our company in the dynamic and competitive business environment in which we operate

•    Base salaries are informed by survey market data but not targeted to any particular percentile; other factors such as internal comparators are also considered

•    NEO base salaries are reviewed annually

Annual Cash Incentive Compensation

•    Provides NEOs the opportunity to earn annual cash incentive compensation based on performance, a typical part of a market competitive compensation package

•    Metric selection aligned with business strategy and priorities

•    Designed to provide deductible qualified performance-based compensation

• Programs collectively measure performance against financial metrics (adjusted pre-tax operating income, adjusted pre-tax income and free cash flow) and strategic operational metrics
Long-Term Incentive Compensation	• Rewards are tied to, and dependent upon, long-term value creation, and are designed to align the interests of the NEOs with stockholders

•    RSUs and stock options vest 25% per year on each of the first four anniversaries of the grant date

•    Two vehicle equity award structure (RSUs and stock options) designed to provide a balanced incentive to our NEO’s to focus on stock price performance

Pay Mix and Pay for Performance

In general the more senior in our company, the more an employee’s pay is at risk. We believe that this is appropriate because the most senior members of our management team have the broadest line of sight and ability to influence our results. As seen below, the compensation mix for our NEOs is weighted towards variable compensation, including long-term incentive compensation, to align executive compensation with performance and stockholders’ interests.

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Governance Policies and Practices Affecting Executive Compensation

The following policies and practices relate to our executive compensation and provide context for our overall pay decisions.

Anti-Hedging and Anti-Pledging Policy.   Our internal policies generally prohibit our executives, including our NEOs, from engaging in hedging or similar arrangements with respect to our securities (including any equity acquired through our compensation programs) or pledging such securities as collateral for a loan.

Change in Control Practices.   None of our plans or agreements provides for the payment of any excise tax “gross ups” that may be due in connection with a change in control. Additionally, the equity award agreements adopted by our Compensation Committee contain “double triggers”, meaning that equity awards will not vest on account of a change in control unless the employee’s employment terminates without “cause” or the employee resigns for “good reason” within 12 months following the change in control.

Clawbacks.   Our long term incentive awards are conditioned upon our right to recover from any grantee the award itself and any profits or earnings from such awards, including without limitation, profits from the sale of stock issued pursuant to an award, to the extent required by applicable law. This policy is incorporated into the Omnibus Plan, the full text of which is provided in connection with our Proposal No. 5. Additionally, we are contractually authorized to claw back the compensation of Messrs. Ripp and Bairstow to the extent required by law. The Compensation Committee anticipates revisiting our clawback policy once final rules are issued under the Dodd-Frank Wall Street Reform and Consumer Protection Act and making such adjustments as are necessary to comply with regulatory requirements.

Stock Ownership Guidelines.   Our Compensation Committee has adopted a policy requiring our executives to own a multiple of their base salary in our common stock (unvested RSUs are treated as stock for this purpose). In the case of Mr. Ripp, the multiple is five times base salary; Mr. Bairstow, two times base salary; and all other executive officers, one times base salary. Beginning in 2015, the executive officers are required to retain 50% of the net after tax shares received from equity awards until the required multiple is achieved.

Compensation Elements – Understanding the Decisions

Base Salary

The base salaries of each of Messrs. Ripp, Bairstow and Pearlstine were determined in connection with the entry into their respective employment agreements in 2013 and were reviewed and approved by Time Warner’s senior management and the Time Warner Compensation and Human Development Committee. Mr. Bairstow’s base salary was adjusted in early 2014 as part of our annual merit review process. The base salaries of Ms. Webster and Mr. Larsen were determined by our senior management in early 2014 (and reviewed and approved by Time Warner’s senior management) in connection with their assumption of new responsibilities following the consolidation of our brand groups from three groups to two. Base salaries were established with due consideration of the level, criticality and scope of the role in our Company. In all instances the decisions makers were informed by compensation data from internal and external sources (e.g., survey market data and internal comparators), as described above in “—How 2014 Compensation Decisions Were

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Made – Governance & Process—Use of Comparative Market Data.” The chart below shows the 2014 base salaries for our NEOs, and as well as the current base salaries as adjusted during our annual merit review process in February 2015.

NEO	Annual Base Salary (as of December 31, 2014)	Current Base Salary (as of March 31, 2015)
Joseph A. Ripp Chairman and Chief Executive Officer	$1,000,000	$1,100,000
Jeffrey J. Bairstow Executive Vice President and Chief Financial Officer	$825,000 (increased from $800,000 in February 2014)	$900,000
Norman Pearlstine Executive Vice President and Chief Content Officer	$900,000	$927,000
Evelyn Webster Executive Vice President	$800,000 (increased from $742,500 in March 2014)	$825,000
Todd Larsen Executive Vice President	$800,000 (increased from $750,000 in February 2014)	n/a

Annual Cash Incentive Compensation

For 2014, we provided annual cash incentive compensation opportunities to each of our NEOs pursuant to the 2014 AIP, subject to satisfaction of the performance threshold under the ExIP. The 2014 AIP was designed to provide each NEO with a competitive compensation opportunity, taking into consideration the nature and scope of the NEO’s responsibilities and the terms of the NEO’s employment agreement, and to reward the NEO based on our performance against financial and operational goals. The ExIP was designed to establish a threshold level of financial performance that would have to be achieved for a bonus to become payable and to cause the bonuses paid to the NEOs to qualify as deductible performance-based compensation under Section 162(m) of the Tax Code. Considered in the aggregate, our annual incentive compensation program balances financial and strategic operational objectives tied to our business strategy.

Target Bonuses.   Each NEO’s employment agreement sets forth a target percentage or dollar amount. As previously noted, the employment agreements of Messrs. Ripp and Bairstow were negotiated by Time Warner senior management and approved by Time Warner’s Compensation and Human Development Committee. The employment agreement of Mr. Pearlstine was negotiated by our senior management and reviewed and approved by Time Warner’s senior management. The target bonuses of Ms. Webster and Mr. Larsen were determined by our senior management in early 2014 (and reviewed and approved by Time Warner’s senior management) in connection with their assumption of new responsibilities following the consolidation of our brand groups from three groups to two. Target bonuses were established with due consideration of the level, criticality and scope of the role in our Company. In all instances the decisions makers were informed by compensation data from internal and external sources (e.g., survey market data and internal comparators), as described above in “—How 2014 Compensation Decisions Were Made – Governance & Process—Use of Comparative Market

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Data.” The chart below shows the 2014 target bonuses for our NEOs, and as well as the current target bonuses (now expressed as a percentage), as adjusted during our annual merit review process in February 2015.

NEO	Target Bonus (as of December 31, 2014)	Current Target Bonus Percentage (as of March 31, 2015)
Joseph A. Ripp Chairman and Chief Executive Officer	$1,500,000 (maximum is 150% of target bonus per employment agreement)	150% of Base Salary - $1,650,000 (maximum is 150% of target bonus per employment agreement)
Jeffrey J. Bairstow Executive Vice President and Chief Financial Officer	$800,000	100% of Base Salary - $900,000
Norman Pearlstine Executive Vice President and Chief Content Officer	$900,000	100% of Base Salary - $927,000
Evelyn Webster Executive Vice President	$600,000(1) (increased from $530,000)	100% of Base Salary - $825,000
Todd Larsen Executive Vice President	$600,000(2) (increased from $500,000)	n/a
(1) Ms. Webster’s 2014 weighted target bonus was $584,849 ($114,712 for January 1st through March 20th, $470,137 for March 21st through December 31st).
(2) Mr. Larsen’s 2014 weighted target bonus was $587,123 ($64,383 for January 1st through February 16th, $522,740 for February 17th through December 31st).

Establishment of Metrics.   Annually, we develop a program for providing cash incentive compensation to our management (VP level and above). Consistent with prior practice, Time Warner provided us with financial metrics and goals (threshold, target, maximum) for the 2014 AIP. However, for 2014, Time Warner advised that the provided metrics and goals were suggested rather than mandatory. In that connection, Time Warner developed, in consultation with our senior management, and the Time Warner Compensation and Human Development Committee approved, the ExIP so that the bonuses paid to the NEOs could qualify as deductible performance-based compensation under Section 162(m) of the Tax Code. The ExIP identifies the threshold performance level that must be achieved before any annual cash bonus can be paid to NEOs (positive adjusted pre-tax operating income; the “Threshold”) and a maximum bonus payment for any one NEO for the year ($6 million, subject to a downward discretionary adjustment). The Threshold was designed to be a basic measure of profitability that adjusts for certain reasonably anticipated expenses that would not necessarily be indicative of underlying operational performance.

The 2014 AIP, which operates within the umbrella of the ExIP, was adopted by our senior management in April 2014. The 2014 AIP adopted the Time Warner-suggested metrics but adjusted the goals to reflect our anticipated post-Spinoff financial plan. Under the 2014 AIP, 70% of the target bonus was calculated based on our performance against financial goals and 30% was calculated based on an assessment of individual performance against strategic operational goals. The strategic operational metrics were based on the metrics articulated by Mr. Ripp at the beginning of 2014 as set forth above under “—Executive Summary—Review of 2014.” The use and relative weighting of financial and strategic operating metrics advanced the philosophy that each NEO should be held accountable for our financial performance as well as his or her individual performance in advancing our strategic operational goals.

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Financial Performance Metrics.   The 2014 AIP financial metrics, adjusted divisional pre-tax income (post Spinoff, just adjusted pre-tax income) (“Adjusted Pre-Tax Income”) and free cash flow (“Free Cash Flow”), are non-GAAP metrics. The definitions of these non-GAAP metrics and the adjustments used in their calculation are included in Annex A of this Proxy Statement. The use of two metrics and their weighting (85% Adjusted Pre-Tax Income and 15% Free Cash Flow) were intended to provide an appropriately balanced measure of our current year’s performance and its impact on our future growth. The table below shows the 2014 AIP payout percentages for the financial performance criteria at certain performance levels.

	Framework for Financial Metrics ($ in millions) (1)
Financial Measures	50%(2)	100%	150%(3)

Adjusted Pre-Tax Income	$321	$ 391	$441
Free Cash Flow	$209	$ 279	$334

(1)	Payouts are determined by interpolation if performance is between any of the levels shown.

(2)

Represents the threshold level of performance needed to earn the financial performance component of the 2014 AIP. Achievement of performance below this level would not result in a payout of the financial performance component of 2014 AIP.

(3)	Represents the maximum payout under the 2014 AIP. Achievement of performance above this level would not result in a greater payout of the financial performance component of 2014 AIP

Strategic Operational Performance Metrics.   As previously mentioned under “—Executive Summary—Review of 2014”, in January 2014, Mr. Ripp articulated five strategic operational goals for the organization: (1) drive business transformation, (2) develop new revenue streams, (3) build digital scale and engagement, (4) enhance the core business, and (5) engage our talent. The strategic operational goals were selected because Mr. Ripp believes that these are the areas on which we must focus to successfully operate and thrive. Each of the 2014 AIP participants (including the NEOs other than Mr. Ripp) was required to submit in writing to their immediate manager how they intended to work on those goals in 2014. When finalizing the 2014 AIP payouts, senior management incorporated the goals that had been established earlier in the year. The “strategic ratings” under the 2014 AIP ranged from 0% to 150%. Though evaluation of whether the goals have been advanced is intended to be more qualitative than quantitative, the rating was intended to reflect performance against the goals.

Determination of Annual Cash Incentive Payouts.   In February 2015, the Compensation Committee certified that the Company had achieved the Threshold of positive Adjusted Pre-Tax Operating Income, as defined in the ExIP. In determining the amount of the actual bonus payment to the NEOs, the Compensation Committee considered our performance against the 2014 AIP financial performance measures calculated, with Compensation Committee approval, by adjusting for certain items that were not anticipated in the financial plan at the time the metrics were established (see Annex A). The Compensation Committee also considered each NEO’s individual performance against the strategic operational metrics based on, in the case of Mr. Ripp, a performance evaluation that included a detailed self-assessment, and in the case of the other NEOs excluding Mr. Larsen, a conversation with Mr. Ripp regarding the performance of each of the NEOs. (Mr. Larsen’s strategic rating was established at 100% consistent with the severance provisions of his employment agreement). Based on its assessment, the Compensation Committee authorized bonus payments consistent with the financial component calculation under the 2014 AIP and a 100% strategic component rating for each NEO.

Spin Related Bonus.   When evaluating the performance, the Compensation Committee recognized the leadership of Messrs. Ripp and Bairstow for (i) operating the business with minimum disruption

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through the complexity of a Spinoff and (ii) encouraging and supporting employees to focus beyond the immediacy of the demands of the Spinoff. Accordingly, the Compensation Committee authorized an additional bonus payout, as permitted by the ExIP, in recognition of their leadership during this time.

The calculation of the NEO bonuses is illustrated below:

Calculation of Performance Against Financial Goals

ExIP	Actual ($ millions)	Achieved?

Threshold (positive Adjusted Pre-Tax Operating Income)	$342	Yes

2014 AIP Financial Goals	Target ($ millions)	Actual ($ millions)	Rating

Adjusted Pre-Tax Income (85%)	$391	$385	93.3%
Free Cash Flow (15%)	$279	$333	149.1%

Weighted Rating		85% x 93.3% + 15% x 149.1%	101.7%

Calculation of Annual Cash Incentive Payment Amounts

NEO	Target Bonus	Financial Component	+	Operational Component	+	Spin Related Bonus	=	2014 Payout
Joseph A. Ripp Chairman and Chief Executive Officer	$1,500,000	$1,067,850 70% x $1,500,000 x 101.7%		$450,000 30% x $1,500,000 x 100.0%		$650,000		$2,167,850
Jeffrey J. Bairstow Executive Vice President and Chief Financial Officer	$800,000	$569,520 70% x $800,000 x 101.7%		$240,000 30% x $800,000 x 100.0%		$350,000		$1,159,520
Norman Pearlstine Executive Vice President and Chief Content Officer	$900,000	$640,710 70% x $900,000 x 101.7%		$270,000 30% x $900,000 x 100.0%		-		$910,710
Evelyn Webster Executive Vice President	$584,849	$416,354 70% x$584,849 x 101.7%		$175,455 30% x $584,849 x 100.0%		-		$591,809
Todd Larsen Executive Vice President	$587,123	$417,973 70% x $587,123 x 101.7%		$176,137 30% x $587,123 x 100.0%		-		$594,110

Long-Term Incentive Compensation

Converted and Replacement Awards. When Messrs. Ripp and Bairstow joined us in 2013, Time Warner granted them equity awards on Time Warner common stock that were convertible into Time Inc. common stock on the Spinoff. These awards were the only Time Warner equity awards granted to Time Inc. executives in 2013 or 2014, a departure from a historical practice of annual grants. In

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accordance with the TW Employee Matters Agreement, (i) all outstanding Time Warner equity awards held by Messrs. Ripp and Bairstow at the time of the Spinoff were converted into equity awards on our common stock, and (ii) replacement equity awards were granted to Ms. Webster and Mr. Larsen approximating the value of the Time Warner equity awards forfeited by them in the Spinoff. In accordance with the TW Employee Matters Agreement, the replacement awards were granted as RSUs on terms and conditions that generally mirrored the terms and conditions of the underlying Time Warner awards that were canceled.

Long-Term Incentive Program.   The purpose of the long-term incentive program was to align the interests of the grantees with stockholders by weighting a significant percentage of their total compensation toward variable long-term compensation. Long-term incentive target award values were developed by senior management with the benefit of market data collated by Towers Watson (prior to its appointment as the Compensation Committee’s independent consultant). In addition to the target awards, which were referred to as “primary” grants, the long-term incentive program provided for supplemental “discretionary” grants. These discretionary grants were intended both to mitigate the impact of Time Warner’s decision not to grant equity to Time Inc. employees in 2013 and 2014 and to take into account award values granted to internal comparators. As noted, above in “—How 2014 Compensation Decisions Were Made – Governance & Process”, the award values were communicated to employees prior to the Spinoff, but were subject to Compensation Committee approval.

Following the Spinoff, the Compensation Committee approved the issuance of equity awards consistent with the proposed long-term incentive program. For executive officers including the NEOs, 50% of the equity award value was issued in the form of nonqualified stock options (with the value converted to a number of options using a Black Scholes valuation methodology) and 50% as RSUs (with the value converted to a number of RSUs based on the closing price of our common stock on the grant date). The two vehicle equity award structure (RSUs and stock options) was designed to provide a balanced incentive to our senior management to focus on stock price performance.

The 2014 long-term incentive award values for our NEOs and as well as the current LTI target awards, as adjusted during our annual merit review process in February 2015, are set forth below.

NEO	Primary Grant	Discretionary Grant	Total 2014 LTI Award Value	2015 LTI Target Awards
Joseph A. Ripp Chairman and Chief Executive Officer	$2,500,000	$0	$2,500,000	$3,250,000
Jeffrey J. Bairstow Executive Vice President and Chief Financial Officer	$1,000,000	$500,000	$1,500,000	$1,200,000
Norman Pearlstine Executive Vice President and Chief Content Officer	$500,000	$200,000	$700,000	$500,000
Evelyn Webster Executive Vice President	$700,000	$500,000	$1,200,000	$800,000
Todd Larsen Executive Vice President	$700,000	$500,000	$1,200,000	n/a

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Equity awards under the long-term incentive program vest ratably over a four-year period in annual installments, but vesting accelerates if employment terminates upon death or disability, termination by us without cause or resignation by the executive for good reason within 12 months following a “change in control” (as defined in the Omnibus Plan). However, in the case of a change in control, if the accelerated amount would be subject to an excise tax under Section 280G of the Tax Code, the accelerated portion is reduced to the extent this would result in the grantee receiving a larger net after tax value. Additionally, Mr. Ripp (age 63) and Mr. Pearlstine (age 72), who rejoined the company in 2013 after having been employed by us earlier in their careers, were contractually promised that their equity would vest on their retirement from the Company. Retirement equity vesting had been a Time Warner practice and was consistent with their expectations.

In connection with the approval of the post-Spinoff long-term incentive program, the Compensation Committee adopted standard forms of RSU and stock option agreements that differed in certain respects from legacy practices under the Time Warner equity programs. In particular, the agreements (i) do not provide for accelerated vesting of equity awards where an employee’s employment is terminated by us without cause or the employee resigns for “good reason” or upon retirement (subject to an exception for Messrs. Ripp and Pearlstine, as explained above), (ii) provide a shorter post-employment exercise period for vested stock options (three months following most employment terminations and one year in the case of retirement, death or disability), and (iii) do not provide for dividend equivalents on RSUs.

Other Compensation Elements

Employment Agreements and Severance Benefits. Our NEOs are each party to a fixed-term employment agreement that provides for severance benefits following certain types of employment termination. The employment agreements, which are common in the media and publishing industry for top executives, were important for recruiting our executives (including our NEOs) and also assist in retention. The severance provisions of the employment agreements are based on the significance of the NEO’s position, the estimated amount of time it would take the NEO to locate comparable employment following an employment termination and our desire to attract, motivate and retain the NEO in a competitive environment. It is our practice that the maximum severance period for our executive vice presidents is 18 months. Set forth below are the severance periods under the NEOs’ employment agreements. During the severance period, an executive is entitled to receive periodic payments at an annualized rate equal to the sum of the executive’s annual base salary plus average annual bonus as defined in each executive’s employment agreement. See also “—Potential Payments upon Termination of Employment or Change in Control.”

NEO	Contractual Severance Period
Joseph A. Ripp Chairman and Chief Executive Officer	24 months
Jeffrey J. Bairstow Executive Vice President and Chief Financial Officer	24 months
Norman Pearlstine Executive Vice President and Chief Content Officer	18 months
Evelyn Webster Executive Vice President	18 months
Todd Larsen Executive Vice President	18 months

The treatment of the NEOs’ outstanding equity-based awards upon various employment termination events is generally governed by their employment agreements, our equity plan, and equity-based

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award agreements. For information regarding the terms of the employment agreements, see “—Narrative to 2014 Summary Compensation Table and 2014 Grants of Plan-Based Awards.”

Benefits and Perquisites.    We generally do not consider executive benefits or perquisites a significant part of our total compensation. In addition to broad-based plans available to all of our employees who meet the eligibility terms, benefits and/or perquisites of our NEOs in 2014 included:

NEO	Benefits and Perquisites
Joseph A. Ripp Chairman and Chief Executive Officer

Life Insurance:    $50,000 per year which can be used by Mr. Ripp to purchase life insurance coverage

Supplemental Savings Plan:    $12,000 matching contribution. See description of the plan below

Legacy Arrangements:    See description below

Jeffrey J. Bairstow Executive Vice President and Chief Financial Officer

Life Insurance:    $14,800 representing two times the 2014 premium for $2,000,000 life insurance coverage under a standard group universal life insurance policy, which can be used by Mr. Bairstow to purchase such coverage

Norman Pearlstine Executive Vice President and Chief Content Officer	Legacy Arrangements: See description below
Evelyn Webster Executive Vice President

Tax Advisory Services:    In 2010, we began providing Ms. Webster with tax advisory services in connection with her relocation to the United States from our UK offices. In October 2014, we determined to continue to provide Ms. Webster with US and UK tax advice for the remainder of Ms. Webster’s period of employment with us, and for one additional year thereafter, at a cost of approximately $11,000 per year. We believe we benefit by helping Ms. Webster minimize the distractions associated with managing the international tax complexity related to her employment with us, leaving her better able to focus on her responsibilities for us.

Todd Larsen Executive Vice President	Supplemental Savings Plan: $12,000 matching contribution. See description of the plan below

Supplemental Savings Plan.    The Time Inc. Supplemental Savings Plan is a nonqualified deferred compensation plan open to all participants in the Time Inc. Savings Plan (our broad-based 401(k) plan) whose compensation exceeds the IRS qualified plan compensation limit, including each of our NEOs. The Supplemental Savings Plan has a matching formula that mirrors the matching formula under the Time Inc. Savings Plan for eligible compensation between the Time Inc. Savings Plan limit ($260,000 for 2014) and $500,000 per year. We established the Time Inc. Supplemental Savings Plan effective January 1, 2014 as a continuation of the Time Warner Supplemental Savings Plan for certain Time Inc. participants. Under the Time Inc. Supplemental Savings Plan we match 100% on the first 4% of compensation between the IRS 401(k) compensation limit and $500,000 that the participant elects to defer into the plan (such amounts, “additional deferral compensation”) and 50% of the next 2% of such additional deferral compensation. Our matching formula reflects the adoption of a reduced matching formula (which tracks a corresponding amendment to the broad-based Time Inc. Savings Plan) from the formula in effect when the Time Inc. participants were covered by the Time Warner Supplemental Savings Plan. Under the Time Warner formula, the company matched 133 1/3% on the first 3% of additional deferral compensation and 100% on the next 3% of additional deferral compensation. The change was made because we consider the reduced formula more appropriate for a company of our size and scale.

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Legacy Arrangements.    In 2014, Messrs. Ripp and Pearlstine participated in legacy programs relating to their former employment with Time Inc. as described below:

Time Inc. Deferred Compensation Plan

Mr. Ripp participates in the Time Inc. Deferred Compensation Plan, a frozen non-qualified plan that was established effective January 1, 2014 as a continuation of the Time Warner Deferred Compensation Plan for certain Time Inc. participants. Mr. Ripp’s balance under that plan relates to his prior employment with Time Inc. For more information about this plan, see “2014 Nonqualified Deferred Compensation—Time Inc. Deferred Compensation Plan.”

Time Warner Pension Plan Time Warner Excess Benefit Pension Plan

Messrs. Ripp and Pearlstine are each participants in the Time Warner Pension Plan, a broad-based defined benefit pension plan, and, prior to the Spinoff, the Time Warner Excess Benefit Pension Plan. These plans were closed to new hires and employees with less than one year of service after June 30, 2010, and amended effective December 31, 2013, to freeze “average annual compensation” so that the benefit under the applicable plan could not grow due to any future pay increases after that date.

Time Inc. Excess Benefit Pension Plan

The Time Inc. Excess Benefit Pension Plan (the “Time Inc. Excess Plan”) is a frozen deferred compensation plan that was established on the date of the Spinoff as a continuation of the Time Warner Excess Benefit Pension Plan for certain Time Inc. participants, including Messrs. Ripp and Pearlstine. We did not establish a plan comparable to the Time Warner Pension Plan, which continues to be administered by Time Warner. Shortly following its adoption, we terminated the Time Inc. Excess Plan so that we could resolve all liabilities thereunder. Distribution of plan benefits is scheduled for the second half of 2015. For more information about this plan, see “2014 Pension Benefits—Time Inc. Excess Benefit Pension Plan and TW Excess Benefit Pension Plan”.

Individual Deferred Compensation Arrangement

Mr. Pearlstine has an individual deferred compensation arrangement the assets of which are held in a rabbi trust that was established in connection with his prior period of employment with Time Inc. See “2014 Nonqualified Deferred Compensation—Pearlstine Deferred Compensation Arrangement”.

Split Dollar Life Insurance

Prior to the Spinoff, we maintained a split dollar life insurance arrangement on the life of Mr. Pearlstine in connection with his prior service with Time Inc. This arrangement required the trust to which Mr. Pearlstine had assigned the life insurance proceeds to repay us from policy proceeds for premiums that had been advanced upon the surrender of the policy or death. At our request, Mr. Pearlstine eliminated our participation in this arrangement in connection with the Spinoff by repaying $2,043,394 to us, representing the premiums that would otherwise be due to us under the split dollar arrangement.

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Tax and Accounting Implications

Cash compensation payable to our NEOs is includible as taxable income for the NEO in the year it is paid and is expensed in our financial statements as incurred. Income attributable to RSUs granted by us is includible as taxable income for the NEO in the year that it vests (with the amount included based on the fair market value of the shares distributed upon vesting). Income attributable to the exercise of stock options granted by us (all of which are nonqualified stock options) is includible as taxable income for the NEO upon exercise of the stock option in an amount equal to the excess of the fair market value on the date of exercise over the exercise price. Under accounting rules, the fair value of our equity awards, determined as of their grant date, is expensed in our financial statements over the vesting period.

Except as provided below because of the effect of Section 162(m) or Section 280G of the Tax Code, we are generally able to take a deduction in respect of compensation in the same amount, and in the same year, as it is included in an NEO’s taxable income.

Section 162(m) of the Tax Code.    With certain exceptions, Section 162(m) of the Tax Code limits the deductibility of compensation paid by a public company in any year to its chief executive officer and the next three most highly paid executive officers other than the chief financial officer to $1 million each. A transition rule generally applies for compensation paid under plans and arrangements in existence prior to a company’s spinoff if (i) objective performance goals are timely established by the compensation committee of the parent company prior to the spinoff, (ii) the post-spinoff compensation committee certifies performance against the goals, and the (iii) the compensation is paid no more than 12 months after the date the company became a separate public company. The transition rule applies to the 2014 bonus payments because the Time Warner Compensation and Human Development Committee approved the threshold performance goal under the ExIP, the Compensation Committee approved the payments only after certifying achievement against the goal, and the payments were made within the time prescribed by the transition rule.

Compensation related to the exercise of stock options with an exercise price no less than fair market value on the grant date that are issued under a parent company’s pre-spinoff plan or within 12 months of a spinoff is also exempt under the Section 162(m) transition rule regardless of when the options are exercised. Accordingly, the transition rule applies to any compensation that may be realized by Mr. Ripp under the stock options that were granted to him by Time Warner and converted to Time Inc. stock options on the Spinoff. Additionally stock options granted to our NEOs under our plan post-Spinoff are exempt under another transition rule. However, time-vested RSUs granted by us after the Spinoff and time-vested RSUs granted by Time Warner to Ms. Webster and Mr. Larsen that vested in 2014 are not considered “performance-based compensation” and are not eligible for any transition relief. Accordingly, in 2014, $2,425,433 of compensation related to the RSUs granted to Messrs. Ripp and Pearlstine and Ms. Webster was not deductible by us.

We intend to consider deductibility as one factor in determining executive compensation; however, in order to best serve our stockholders’ interests, we will retain the flexibility to approve compensation that is not deductible for tax purposes.

Section 280G of the Tax Code.    Section 280G of the Tax Code denies a tax deduction on certain compensation payments to any “disqualified individual” (which term would include our NEOs) that are contingent upon a “change in ownership or control” of the Company. A tax deduction for compensation in excess of the disqualified individual’s average annual taxable compensation is denied, but only if the aggregate change in control payments to the individual equal or exceed three times the individual’s average annual taxable compensation (i.e., the 280G parachute tax threshold). In addition, if the

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threshold is exceeded, a 20% excise tax is imposed under Section 4999 of the Tax Code on the entire amount of the disqualified individual’s change in control payments (and not merely the amount of such payments in excess of the 280G parachute tax threshold). A rebuttable presumption would treat as a “parachute payment” severance benefits that are provided within twelve (12) months of a change in control. Additionally, our equity award agreements provide for accelerated vesting of equity awards if employment is terminated within 12 months following a change in control (as defined our Omnibus Plan), except that if the accelerated amount would be subject to an excise tax under Section 280G, the value of the acceleration is reduced if this would result in the grantee receiving a larger net after tax value. Stock options that accelerate pursuant to this provision remain exercisable for three (3) months following the date employment terminates.

We do not provide excise tax gross ups for parachute payments. Moreover, we contractually require each of our NEOs to take mitigating actions to preserve the Company’s tax deduction for payments otherwise subject to Section 280G of the Tax Code, and, under the terms of our post-Spinoff standard equity award agreements, any accelerated vesting is reduced to the extent such reduction results in a greater net after tax benefit to the employee.

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Compensation Committee Report

The Compensation Committee reviewed and discussed this Compensation Discussion and Analysis with management.

Based on that review and discussion, the Compensation Committee recommended to the Board of Directors of Time Inc. that the Compensation Discussion and Analysis be included in this Proxy Statement and be incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

David A. Bell, Chair

Dennis J. FitzSimons

Betsy D. Holden

Kay Koplovitz

Sir Howard Stringer

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Compensation Risk

In early 2014, Time Warner completed its annual risk assessment of its compensation programs and policies for employees, including our executive officers and employees. In particular, Time Warner reviewed and analyzed the major components of compensation at Time Warner and its divisions, including (i) base salary, (ii) annual bonuses, (iii) long-term incentive programs (including cash-based incentive plans and equity-based incentive plans), (iv) sales incentive plans and commission plans and (v) retirement programs (including defined benefit programs, defined contribution programs, deferred compensation programs and profit-sharing arrangements). After the Spinoff, our Compensation Committee conducted a similar assessment. Time Warner determined that any risks arising from its compensation programs and policies would not be reasonably likely to have a material adverse effect on Time Warner. Similarly, we have determined that any risks arising from our compensation programs and policies would not be reasonably likely to have a material adverse effect on us.

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2014 Summary Compensation

The table below summarizes the total compensation earned by each of the Company’s named executive officers (NEOs) for the years ended December 31, 2014, and 2013.

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	Change in Pension Value and Non- qualified Deferred Compensation Earnings (6)	All Other Compensation (7)	Total
Joseph A. Ripp Chairman and Chief	2014	$1,003,847	$1,100,000	$1,109,320	$1,250,000	$1,067,850	$181,174	$77,123	$5,789,314
Executive Officer	2013	$303,846	$900,000	$3,750,029	$3,645,819	$352,500	—	$28,838	$8,981,032
Jeffrey J. Bairstow Executive Vice President and Chief	2014	$825,000	$590,000	$665,588	$749,998	$569,520	—	$37,338	$3,437,444
Financial Officer	2013	$243,077	$662,000	$499,995	$466,142	$420,000	—	$204,804	$2,496,018
Norman Pearlstine, Executive Vice President and Chief	2014	$903,458	$270,000	$310,602	$349,998	$640,710	$51,308	$23,385	$2,549,461
Content Officer	2013	$128,077	$1,400,000	—	—	—	$22,542	$1,385	$1,552,004
Evelyn Webster, Executive Vice	2014	$790,250	$175,455	$532,458	$599,999	$416,354	$274,501	$11,310	$2,800,327
President	2013	$742,500	$214,650	—	—	$556,500	$190,453	$3,846	$1,707,949
Todd Larsen, Executive Vice	2014	796,731	$176,137	$532,458	$599,999	$417,973	—	$25,000	$2,548,298
President	2013	$750,000	$202,500	—	—	$525,000	—	$34,501	$1,512,001

(1)

The salary amounts reflect the amounts earned by the NEOs in the applicable year. The 2013 salary amounts for Messrs. Ripp, Bairstow and Pearlstine reflect the portion of their $1 million, $800,000 and $900,000 base salaries, respectively, earned in 2013 after they joined us on September 3, 2013, September 3, 2013 and October 31, 2013, respectively.

(2)

For 2014, the amounts reflect the portion of each NEO’s 2014 AIP payouts attributable to their individual performance against strategic operational goals plus, for Messrs. Ripp and Bairstow, a Spinoff-related bonus of $650,000 and $350,000 respectively. With respect to Mr. Ripp, the 2013 amount reflects the portion of his 2013 bonus that was guaranteed pursuant to his employment agreement ($750,000) and a discretionary $150,000 increase in the final bonus. With respect to Mr. Bairstow and Ms. Webster, the 2013 amount reflects the portion of their 2013 AIP payouts attributable to their individual performance, plus, for Mr. Bairstow, a make whole bonus of $500,000 paid to him in connection with the commencement of his employment. For Mr. Pearlstine, the 2013 amount represents a make whole bonus of $1,400,000 paid to him in connection with the commencement of his employment.

(3)

The amounts set forth in the Stock Awards column for 2014 represent the grant date fair value of RSU awards granted by Time Inc. under our long term incentive compensation program on June 23, 2014, calculated in accordance with FASB ASC Topic 718 based on the assumption that the value of each RSU was equal to the closing sale price of one share of Time Inc. common stock reported on the NYSE Composite Tape on the date of grant, discounted to exclude the estimated dividend yield during the vesting period. The table does not include RSUs granted to Ms. Webster and Mr. Larsen on June 9, 2014 pursuant to the terms of the TW Employee Matters Agreement in replacement of Time Warner equity awards that terminated upon the Spinoff. See footnote 5 to the 2014 Grants of Plan-Based Awards table below.

The amounts for 2013 represent the aggregate grant date fair value of make-whole RSU awards granted to each of Messrs. Ripp and Bairstow by Time Warner in connection with their employment by us, calculated in accordance with FASB ASC Topic 718 based on the assumption that the value of each RSU was equal to the closing sale price of one share of Time Warner Inc. common stock reported on the NYSE Composite Tape on the date of grant (without discounting for the estimated dividend yield since these awards provide for dividend equivalent rights). On the Spinoff, these Time Warner awards were converted in accordance with their terms into awards in respect of Time Inc. common stock by multiplying the number of RSUs by a share adjustment ratio the numerator of which was the regular-way trading closing price of Time Warner common stock on June 6, 2014, and the denominator of which was the “when issued” trading closing price of the Time common stock reported on June 6, 2014.

(4)

The amounts set forth in the Option Awards column for 2014 represent stock options awarded under our long-term incentive compensation program on June 23, 2014. The aggregate grant date fair value of these options was determined using the Black-Scholes option pricing model based on the following assumptions: an expected volatility of 28.27%, an expected term to exercise of 5.28 years from the date of grant, a risk-free interest rate of 1.88% and a dividend yield of 3%.

The amounts for 2013 represent the aggregate grant date fair value for make whole stock options granted to Messrs. Ripp and Bairstow by Time Warner in connection with the commencement of their employment by us calculated using the Black-Scholes option pricing model based

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on the following assumptions: an expected volatility of 27.12% (Ripp) or 26.54% (Bairstow), an expected term to exercise from the Spinoff date of 4.88 years (Ripp) or 4.39 years (Bairstow), a risk-free interest rate of 1.64% (Ripp) or 1.46% (Bairstow), and a dividend yield of 3%. On the Spinoff, the options were converted in accordance with their terms into options on a number of shares of Time Inc. common stock equal to the number of shares of Time Warner common stock for which they were exercisable, multiplied by a share adjustment ratio the numerator of which was the regular-way trading closing price of Time Warner common stock on June 6, 2014, and the denominator of which was the “when issued” trading closing price of the Time Inc. common stock on June 6, 2014. The per share exercise price for the converted make whole options is the per share exercise price of the original Time Warner option, divided by the share adjustment ratio.

(5)

For 2014, the amounts reflect the portion of each NEO’s 2014 AIP payouts attributable to our performance against financial goals. For 2013, the amounts reflect the portion of each NEOs 2013 AIP payout attributable to our performance against our financial goals, offset in the case of Mr. Ripp by the amount of his guaranteed bonus.

(6)

The aggregate annual change in the actuarial present value of the accumulated pension benefits in 2014 for Messrs. Ripp and Pearlstine represents the sum of their benefits under the Time Warner Pension Plan (Mr. Ripp: $106,368, Mr. Pearlstine: $22,207) and the Time Inc. Excess Plan (Mr. Ripp: $74,806, Mr. Pearlstine: $29,101). The table reflects the pension value change for all of 2014. However, effective June 6, 2014, we are no longer affiliated with Time Warner and are no longer liable for obligations related to the Time Warner Pension Plan. The present value of accrued benefits under the Time Inc. Excess Plan as of 12/31/2014 were calculated using the assumptions for the lump sum payment that will be made in 2015 in connection with the termination of the Time Inc. Excess Plan.

The aggregate annual change in the actuarial present value of each of Messrs. Ripp’s and Pearlstine’s accumulated pension benefits was negative for 2013 (negative $69,510 for Ripp and negative $28,058 for Pearlstine). The amount set forth with respect to Mr. Pearlstine for 2013 represents the distributions that he received from the Time Warner Pension Plan, the Time Warner Excess Benefit Plan prior to rejoining us (at which time such distributions were discontinued), and the Pearlstine Deferred Compensation Arrangement.

The amounts set forth respect to Ms. Webster represent the aggregate annual change in the actuarial present value of her accumulated pension benefit under the IPC Media Pension Scheme, a frozen pension plan of our UK subsidiary. Benefits in this plan are paid in British pounds. The 2014 and 2013 amounts shown with respect to Ms. Webster were converted to US dollars based on a British pound to US dollar exchange rate of 1.5579 and 1.6557, respectively.

(7)	The amounts shown in the All Other Compensation column for 2014 include the following:

Name	Savings Plan Matching Contributions (a)	Supplemental Savings Plan Matching Contributions (b)	Payments Related to Life Insurance (c)	Other Perquisites (d)	Total All Other Compensation
Joseph A. Ripp	$ 15,123	$ 12,000	$ 50,000	—	$ 77,123
Jeffrey J. Bairstow	$ 10,538	$ 12,000	$ 14,800	—	$ 37,338
Norman Pearlstine	$ 13,000	$ 10,385	—	—	$ 23,385
Evelyn Webster,	—	—	—	$ 11,310	$ 11,310
Todd Larsen,	$ 13,000	$ 12,000	—	—	$ 25,000

(a)

Represents matching contributions under the Time Inc. Savings Plan, a broad-based qualified 401(k) benefit plan, under which we match 100% of the first 4% of eligible compensation deferred and 50% of the next 2% eligible compensation deferred, subject to IRS limits. In January 2014, the Time Warner Savings Plan accounts of Time Inc. participants were spun off into the newly formed Time Inc. Savings Plan.

(b)

Represents matching contributions under the Time Inc. Supplemental Savings Plan, which was established in 2014 as a separate plan in anticipation of the Spinoff to continue the benefits under the Time Warner Supplemental Savings Plan for Time Inc. participants. Under the Time Inc. Supplemental Savings Plan, we match 100% of the first 4% of amounts of the compensation in excess of the IRS 401(k) compensation limit up to $500,000 (such amount, “additional deferral compensation”) and 50% of the next 2% of such additional deferral compensation deferred.

(c)

Represents cash payments intended to allow Messrs. Ripp and Bairstow to purchase life insurance coverage. Prior to the Spinoff, we also maintained a split dollar life insurance policy on the life of Mr. Pearlstine in connection with his prior service with us. No premiums were paid on this split-dollar life insurance policy in 2014 as premium requirements were satisfied from the accreted value of the policy. This split-dollar arrangement was eliminated in connection with the Spinoff. See above “—Compensation Discussion and Analysis—Compensation Elements – Understanding the Decisions—Other Compensation Elements—Benefits and Perquisites—Legacy Arrangements.”

(d)

Reflects the cost of tax advisory services provided to Ms. Webster. Not included in this column is a $50,000 contribution to the annual Seeds of Hope award dinner hosted by Concern Worldwide US, Inc., a 501(c)(3) charitable organization, at which Mr. Ripp was an honoree. This contribution was made directly by Time Inc. and Mr. Ripp did not receive any personal benefit from this contribution. Also not included in this column is the amount of severance payable to Mr. Larsen since the payment is subject to his compliance with certain restrictive covenants. See “—Potential Payments upon Termination of Employment or Change in Control” for these amounts.

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2014 Grants of Plan-Based Awards

The following table presents information with respect to each award of plan-based compensation in 2014.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units (5)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards (2)	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum
Joseph A. Ripp		$525,000	$1,050,000	$1,575,000
	6/23/2014(3)				53,487			$1,109,320
	6/23/2014(4)					267,094	$23.37	$1,250,000
Jeffrey J. Bairstow		$280,000	$560,000	$840,000
	6/23/2014(3)				32,092			$665,588
	6/23/2014(4)					160,256	$23.37	$749,998
Norman Pearlstine		$315,000	$630,000	$945,000
	6/23/2014(3)				14,976			$310,602
	6/23/2014(4)					74,786	$23.37	$349,998
Evelyn Webster		$204,697	$409,394	$614,091
	6/23/2014(3)				25,673			$532,458
	6/23/2014(4)					128,205	$23.37	$599,999
Todd Larsen		$205,493	$410,986	$616,479
	6/23/2014(3)				25,673			$532,458
	6/23/2014(4)					128,205	$23.37	$599,999

(1)

The amounts shown in these columns represent the threshold, target and maximum payouts for the NEOs for the financial goals under the 2014 AIP. Performance against these goals comprises 70% of the total 2014 AIP bonus opportunity.

(2)	The stock option exercise price was equal to the closing sale price of Time Inc. common stock reported on the NYSE Composite Tape on the date of grant.

(3)

Reflects awards of RSUs granted under the Omnibus Plan as part of our long-term incentive compensation program. The RSUs vest ratably over four years on June 23rd of each of 2015, 2016, 2017 and 2018. Effective January 1, 2015, the RSUs granted to Mr. Larsen were canceled in connection with his employment termination.

(4)

Reflects awards of stock options granted under the Omnibus Plan as part of our long-term incentive compensation program. The stock options vest ratably over four years on June 23rd of each of 2015, 2016, 2017 and 2018. Effective January 1, 2015, the stock options granted to Mr. Larsen were canceled in connection with his employment termination.

(5)

The table does not include RSUs granted on June 9, 2014 pursuant to the Omnibus Plan as contemplated by the TW Employee Matters Agreement to replace equity awards in respect of Time Warner shares of common stock that were forfeited in connection with the Spinoff, since the awards thereby replaced were granted prior to 2014. 45,723 such replacement RSUs, having a grant date fair value of $1,065,346, were granted to Ms. Webster; and 10,919 such replacement RSUs, having a grant date fair value of $254,413, were granted to Mr. Larsen. The vesting schedule of the RSUs is the first day of the month corresponding to the original vesting schedule of the awards that were replaced as follows: For Ms. Webster, 31,109 replacement RSUs vested on February 1, 2015 and 14,614 units are scheduled to vest on February 1, 2016. For Mr. Larsen, 3,402 replacement restricted units were scheduled to vest on October 1, 2015 and 7,517 units were scheduled to vest on October 1, 2016; however, effective January 1, 2015, 9,105 of Mr. Larsen’s replacement RSUs vested and the remainder were canceled in connection with his employment termination.

Narrative to 2014 Summary Compensation Table and 2014 Grants of Plan-Based Awards Table

The 2014 Summary Compensation table breaks out each of the compensation components provided to our NEOs in 2014 and the 2014 Grants of Plan-Based Awards table provides details regarding incentive plan awards.

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Base Salary

Each NEO’s base salary was initially established under the terms of his or her employment agreement and is subject to increase by the Compensation Committee. The Salary column in the 2014 Summary Compensation table shows the actual amount earned by each NEO in 2014. For additional information about how base salary was established, see above “—Compensation Discussion and Analysis—Compensation Elements – Understanding the Decisions—Base Salary”.

Annual Cash Incentive Compensation

Each NEO is provided a target annual cash bonus opportunity in accordance with the terms of his or her employment agreement. The payout at threshold levels of performance is 50% of the target bonus. The maximum payout is 150% of target. Though not reflected in the table, each NEO’s ability to earn a bonus is contingent on achievement of the Threshold Metric under the ExIP. The maximum bonus that may be earned by any executive under that plan is $6,000,000.

The annual incentive cash compensation element is divided between two columns in the 2014 Summary Compensation table. The Non-Equity Incentive Plan Compensation column (and the Estimated Possible Payouts Under Non-Equity Incentive Plan Awards column in the 2014 Grant of Plan-Based Awards table) represent the portion of the 2014 AIP bonus attributable to our financial goals. This portion represents 70% of the total target bonus opportunity. The 2014 Summary Compensation table shows the amount of the bonus opportunity attributable to financial performance that was actually paid to the NEO; the 2014 Grant of Plan-Based Awards table shows the range of payments that were possible under this opportunity.

The Bonus column in the 2014 Summary Compensation table reflects the actual payments made to the NEOs for the portion of the 2014 AIP bonus opportunity attributable to individual performance against strategic operational goals. This portion represented 30% of the total target bonus opportunity. For additional information about the 2014 AIP, the EXIP and our annual cash incentive program generally, see above “—Compensation Discussion and Analysis—Compensation Elements – Understanding the Decisions—Annual Cash Incentive Compensation”.

Long-Term Incentive Compensation

The long-term incentive compensation element is divided between two columns in the 2014 Summary Compensation table — one for Stock Awards (for RSUs) and one for Option Awards (for stock options). Under our 2014 long-term incentive program, 50% of the total award value was granted as RSUs and 50% as stock options. The 2014 Grant of Plan-Based Awards table includes columns that provide the number and grant date fair value of the RSUs and stock options granted to each NEO in 2014, as well as the exercise price of the stock options.

Equity awards in respect of Time Warner common stock were granted to Messrs. Ripp and Bairstow by Time Warner in 2013 in connection with their employment by us. Although these awards were automatically converted on June 6, 2014 into awards in respect of Time Inc. common stock in the Spinoff, they are not reflected in the 2014 Grant of Plan-Based Awards table but continue to be reflected on the 2013 line of the 2014 Summary Compensation table. Similarly, RSUs were granted to Ms. Webster and Mr. Larsen on June 9, 2014 as contemplated by the TW Employee Matters Agreement to replace equity awards in respect of Time Warner common stock that were forfeited in the Spinoff. Since the awards thereby replaced were granted prior to 2013, the awards are not reflected in either the 2014 Summary Compensation table or the 2014 Grants of Plan-Based Awards table, although footnote 5 to the latter table provides supplemental information about these replacement grants. For additional information about our long-term incentive compensation program, see above “—Compensation Discussion and Analysis—Compensation Elements – Understanding the Decisions—Long-Term Incentive Compensation.”

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Benefits and Perquisites

Benefits and perquisites are described in the Change in Pension Value and Non-qualified Deferred Compensation Earnings column and the All Other Compensation column of the 2014 Summary Compensation table. The Change in Pension Value and Non-qualified Deferred Compensation Earnings relate to legacy pension plans, as described in footnote 6 to the 2014 Summary Compensation table. The All Other Compensation column reflects participation in current programs, amounts paid pursuant to NEO employment agreements and other miscellaneous items, in each case not included in any other column of the table. As detailed in footnote 7 to the table, these items consist of matching contributions under defined contribution savings plans, payments related to life insurance coverage, and the cost of expatriate tax advisory services. For additional information about our benefits and perquisites, see “—Compensation Discussion and Analysis—Compensation Elements – Understanding the Decisions —Other Compensation Arrangements—Benefits and Perquisites.”

Employment Agreements and Severance Benefits

The chart below describes the material terms of our NEO employment agreements as in effect during 2014, which descriptions are qualified by the terms of the employment agreements themselves. Base salaries are all subject to increase only. See “—Compensation Discussion and Analysis—Compensation Elements – Understanding the Decisions”, above, for a listing of each NEO’s current base salary and target annual bonus. Each employment agreement contains restrictive covenants (restricting competition and solicitation of our employees) with restricted periods that are coextensive with the applicable severance period. Severance benefits are provided (subject to the executive’s execution of a release) if the executive’s employment is terminated by us without “cause” (as defined) or if an executive resigns due to our material breach which has not been cured by us after thirty (30) days notice. Each employment agreement also provides for a post-termination benefit if the executive’s employment terminates on account of the executive’s “disability” (as defined). None of the agreements has a change of control provision or provide for any income tax gross ups. For information about the amount of the payments, see “—Potential Payments upon Termination of Employment or Change in Control.”

Joseph A. Ripp	Chairman and Chief Executive Officer
Term:	September 3, 2013 - September 4, 2018; thereafter continues on a month-to-month basis until either party provides 90 days’ written notice of termination
Annual Compensation:	Base Salary: $1 million minimum Target Bonus: $1.5 million minimum; Maximum Bonus: Not less than 150% of target Annual LTI Target: $2.5 million (subject to the sole discretion of the Board)
Severance Period:	24 months
Contractual Benefits & Perquisites:	$50,000 per year which can be used to purchase life insurance; retirement treatment of equity (100% vested on retirement, 5 years to exercise stock options), other than converted Time Warner awards
Jeffrey J. Bairstow	Executive Vice President and Chief Financial Officer
Term:	September 3, 2013 - September 4, 2017; thereafter continues on a month-to-month basis until either party provides 90 days’ written notice of termination
Annual Compensation:	Base Salary: $800,000 minimum (increased to $825,000 February 2014) Target Bonus: $800,000 minimum Annual LTI Target: $800,000 (subject to the sole discretion of the Board)
Severance Period:	24 months
Contractual Benefits & Perquisites:	Two times the premium for $2,000,000 coverage under a standard group universal life insurance program ($14,800 in 2014)

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Norman Pearlstine	Executive Vice President and Chief Content Officer
Term:	October 31, 2013 – October 31, 2016
Annual Compensation:	Base Salary: $900,000 minimum Initial Target Bonus: $900,000 Annual LTI Target: $500,000 (subject to the sole discretion of the Board)
Severance Period:	18 months (12 months if employment terminated following contract expiration)
Contractual Benefits & Perquisites:

Retirement treatment of equity (100% vested on retirement, 5 years to exercise stock options); Legacy deferred compensation arrangement under an agreement related to his prior period of employment with Time Inc.

Evelyn Webster	Executive Vice President
Term:	March 21, 2014 – March 21, 2017
Annual Compensation:

Base Salary: $800,000 minimum (prior to entry into this agreement in February 2014 in connection with her new role, base salary was $742,500)

Initial Target Bonus: $600,000 (prior to entry into this agreement in February 2014 in connection with her new role, target bonus was $530,000)

Annual LTI Target: $700,000 (subject to the sole discretion of the Board)

Severance Period:	18 months (12 months if employment terminated following contract expiration) (prior to entry into this agreement in February 2014 severance period was 24 months)
Contractual Benefits & Perquisites:	Tax advisory services related to UK and US tax law
Todd Larsen	Executive Vice President
Term:	March 25, 2014 – March 25, 2017 (note: employment terminated on December 31, 2014)
Annual Compensation:

Base Salary: $800,000 minimum (prior to entry into this agreement in February 2014 in connection with his new role, base salary was $750,000)

Initial Target Bonus: $600,000 (prior to entry into this agreement in February 2014 in connection with his new role, target bonus was $500,000)

Annual LTI Target: $700,000 (subject to the sole discretion of the Board)

Severance Period:	18 months (12 months if employment terminated following contract expiration) (prior to entry into this agreement in February 2014 severance period was 12 months)
Contractual Benefits & Perquisites:	None

Outstanding Equity Awards as of December 31, 2014

All shares reflected below are shares of Time Inc. common stock. The market value of the NEOs’ unvested RSUs was calculated using the NYSE Composite Tape closing price of $24.61 per share of Time Inc. common stock on December 31, 2014, the last trading day of 2014.

	Option Awards (1)					Stock Awards (2)
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Joseph A. Ripp
	11/15/2013	128,275	513,100	$22.35	11/14/2023	134,269	$3,304,360
	6/23/2014		267,094	$23.37	6/22/2024	53,487	$1,316,315
Jeffrey J. Bairstow
	11/15/2013	21,379	64,139	$22.35	11/14/2023	16,783	$413,030
	6/23/2014		160,256	$23.37	6/22/2024	32,092	$789,784

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	Option Awards (1)					Stock Awards (2)
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Norman Pearlstine
	6/23/2014	—	74,786	$23.37	6/22/2024	14,976	$368,559
Evelyn Webster
	6/9/2014					45,723	$1,125,243
	6/23/2014	—	128,205	$23.37	6/22/2024	25,673	$631,813
Todd Larsen (3)
	6/9/2014					10,919	$268,717
	6/23/2014	—	128,205	$23.37	6/22/2024	25,673	$631,813

(1)

This information presents the number of shares of Time Inc. common stock represented by unexercised stock options at December 31, 2014. On the Spinoff, options granted on November 15, 2013 to Messrs. Ripp and Bairstow on shares of Time Warner Inc. common stock were converted in accordance with their terms into options on a number of shares of Time Inc. common stock equal to the number of shares of Time Warner common stock for which they were exercisable multiplied by a share adjustment ratio, the numerator of which was the regular-way trading closing price of Time Warner common stock reported on the NYSE Composite Tape on June 6, 2014, and the denominator of which was the “when issued” trading closing price of the Time Inc. common stock reported on the NYSE Composite Tape on June 6, 2014. The per share exercise price for the converted make whole options is the per share exercise price of the original Time Warner option, divided by the share adjustment ratio.

The converted stock options granted to Mr. Ripp become exercisable in installments of 20% on each of the first five anniversaries of his start date (September 3, 2013) and the converted stock options granted to Mr. Bairstow become exercisable in installments of 25% on each of the first four anniversaries of his start date (September 3, 2013), in each case assuming continued employment and subject to accelerated vesting upon the occurrence of certain events. All other stock option awards become exercisable in installments of 25% on each of the first four anniversaries of the date of grant, assuming continued employment and subject to accelerated vesting upon the occurrence of certain events.

(2)

This information presents the number of shares of Time Warner common stock represented by unvested RSU awards at December 31, 2014. On the Spinoff, RSUs granted to each of Messrs. Ripp and Bairstow by Time Warner were converted in accordance with their terms to awards on our common stock by multiplying the number of RSUs by the share adjustment ratio described in footnote 1 above. The converted RSUs granted to Mr. Ripp vest in installments of 20% on each of the first five anniversaries of his start date (September 3, 2013), and the converted RSUs granted to Mr. Bairstow vest in installments of 25% on each of the first four anniversaries of his start date (September 3, 2013). All other RSU awards represented in the table vest in installments of 25% on each of the first four anniversaries of the date of grant, assuming continued employment and subject to accelerated vesting upon the occurrence of certain events. For this purpose the grant date for each RSU issued to Ms. Webster and Mr. Larsen on June 9, 2014 (i.e., the replacement RSUs) is deemed to be the first day of the month of the original grant date of the underlying Time Warner equity award that was canceled in the Spinoff since the terms and conditions of such replacement awards generally mirror those of the canceled Time Warner awards.

(3)

The information for Mr. Larsen is presented prior to the impact of his employment termination. As a result of Mr. Larsen’s employment termination, effective January 1, 2015, Mr. Larsen vested in 9,015 of the RSUs granted on 6/9/2014 and forfeited all of the equity awards granted to him on 6/23/2014.

The vesting dates for RSUs that were unvested as of December 31, 2014 are as follows:

	Number of Shares or Units of Stock That Have Not Vested	Date of Award	Vesting Dates(1)
Joseph A. Ripp	134,269	11/15/2013	9/3/2015, 9/3/2016, 9/3/2017 and 9/3/2018
	53,487	6/23/2014	6/23/2015, 6/23/2016, 6/23/2017 and 6/23/2018
Jeffrey J. Bairstow	16,783	11/15/2013	9/3/2015, 9/3/2016 and 9/3/2017
	32,092	6/23/2014	6/23/2015, 6/23/2016, 6/23/2017 and 6/23/2018
Norman Pearlstine	14,976	6/23/2014	6/23/2015, 6/23/2016, 6/23/2017 and 6/23/2018
Evelyn Webster	14,956	6/9/2014	2/1/2015
	10,066	6/9/2014	2/1/2015 and 2/1/2016	(2)
	12,882	6/9/2014	2/1/2015 and 2/1/2016	(3)

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	Number of Shares or Units of Stock That Have Not Vested	Date of Award	Vesting Dates(1)
	7,819	6/9/2014	2/1/2016
	25,673	6/23/2014	6/23/2015, 6/23/2016, 6/23/2017 and 6/23/2018
Todd Larsen	10,919	6/9/2014	10/1/2015 and 10/1/2016	(4)
	25,673	6/23/2014	6/23/2015, 6/23/2016, 6/23/2017 and 6/23/2018	(5)

(1)	Except as set forth in the following footnotes, the number of shares covered by each RSU vests ratably among the indicated vesting dates.

(2)	1,893 Time Inc. RSUs vested on February 1, 2015; 8,173 Time Inc. RSUs are scheduled to vest on February 1, 2016.

(3)	6,441 Time Inc. RSUs vested on February 1, 2015; 6,441 Time Inc. RSUs are scheduled to vest on 2/1/2016.

(4)	Effective January 1, 2015, 9,015 shares of the Time Inc. replacement RSUs that were granted to him on June 9, 2014 vested in connection with Mr. Larsen’s employment termination.

(5)	Effective January 1, 2015, 25,673 Inc. RSUs granted to Mr. Larsen on June 23, 2014 were cancelled in connection with his employment termination.

2014 Option Exercises and Stock Vested

The following table sets forth information regarding the NEOs’ exercises of stock options and the vesting of their RSUs during 2014, including: (i) the number of shares of common stock received from the vesting of RSUs during 2014, (ii) the aggregate dollar value realized upon the vesting of such RSUs, (iii) the number of shares of common stock underlying stock options exercised in 2014, and (iv) the aggregated dollar value realized upon the exercise of such stock options. The RSUs referenced in the table include both (i) RSUs in respect of Time Warner common stock that vested in 2014 prior to the Spinoff and (ii) RSUs in respect of Time Inc. common stock that were issued in conversion or replacement of canceled Time Warner RSUs and that vested in 2014 after the Spinoff. The stock options referenced in the table include only options in respect of Time Warner common stock that were exercised in 2014 prior to the Spinoff since no Time Inc. stock option was exercised in 2014.

	Option Awards			Stock Awards
Name	Number of Time Warner Shares Acquired on Exercise		Value Realized on Exercise (1)	Number of Time Warner Shares Acquired on Vesting (2)	Number of Time Inc. Shares Acquired on Vesting (3)	Value Realized on Vesting (4)
Joseph A. Ripp	—		—	—	33,567	$795,202
Jeffrey J. Bairstow	—		—	—	5,594	$132,522
Norman Pearlstine	—		—	—	—	—
Evelyn Webster	64,327	(1)	$4,427,991	17,227	—	$1,120,736
Todd Larsen	—		—	1,418	9,015	$313,860

(1)	Represents the pre-Spinoff exercise of Time Warner stock options by Ms. Webster.

(2)

For Ms. Webster, represents the pre-Spinoff vesting of 5,422 Time Warner RSUs on February 8, 2014 and 7,667 Time Warner RSUs on February 7, 2014, as well as 4,679 Time Warner RSUs that vested upon the Spinoff. For Mr. Larsen, represents 1,418 Time Warner RSUs that vested upon the Spinoff. All Time Warner RSUs that vested upon the Spinoff, including Ms. Webster’s 4,679 RSUs and Mr. Larsen’s 1,418 RSUs, were adjusted by Time Warner immediately prior to the Spinoff to reflect the loss of value attributable to the special Spinoff dividend of shares of Time Inc. common stock. Ms. Webster’s 4,679 RSUs and Mr. Larsen’s 1,418 RSUs represent the applicable post-adjustment number of Time Warner shares.

(3)

For Messrs. Ripp and Bairstow, represents the vesting of the first tranche of Time Warner RSUs granted in connection with their employment that were converted to Time Inc. RSUs in the Spinoff, which vested on September 3, 2014.

For Mr. Larsen, represents the Time Inc. “replacement” RSUs that vested upon Mr. Larsen’s employment termination.

(4)

The value realized from the vesting of the RSU awards was calculated based on the closing sale price of Time Warner or Time Inc. common stock (as applicable), as reported on the NYSE Composite Tape on the applicable vesting date.

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2014 Pension Benefits

Time Warner Pension Plan

Messrs. Ripp and Pearlstine are participants in the Time Warner Pension Plan (the “TW Pension Plan”), a frozen qualified defined benefit pension plan, which continues to be administered by Time Warner. The benefits payable to Mr. Ripp are determined by applying the formula under (i) the TW Pension Plan prior to amendments made to the plan in 2000 (the “Old TW Pension Plan”) to his benefit service for Time Warner and its affiliates (including his service for Time Inc. earlier in his career) through December 31, 1999 and (ii) the TW Pension Plan as amended in 2000 to his benefit service after 1999. The same formula applies to Mr. Pearlstine except that he had already received his accrued benefit under the Old TW Pension Plan and thus is only owed that portion of the benefit determined by applying the TW Pension Plan as amended in 2000 to his post 1999 service.

•

Under the Old TW Pension Plan, a participant accrues benefits equal to the sum of 1.67% of the participant’s “average annual compensation” for each year of service up to 30 years and 0.5% for each year of service over 30 years. Under this formula, “average annual compensation” is defined as the highest average annual compensation for any five consecutive full and partial calendar years of employment, which includes regular salary, overtime and shift differential payments, and non-deferred bonuses paid according to a regular program. Annual pension benefits under the Old TW Pension Plan are reduced by a Social Security offset determined by a formula that takes into account benefit service up to 35 years, covered compensation up to the average Social Security wage base and a disparity factor based on the age at which Social Security benefits are payable.

•

The benefit formula under the TW Pension Plan as amended in 2000 is expressed as a lifetime monthly annuity equal to the sum of (i) 1.25% of the participant’s average annual compensation up to the participant’s applicable average Social Security wage base and (ii) 1.67% of the participant’s average annual compensation above such average Social Security wage base, multiplied by years of benefit service up to 30 years, and divided by 12. As amended, “average annual compensation” only covers full calendar years of employment.

•	Benefits under the TW Pension Plan are subject to the applicable IRS limitations on the amount of annual benefits.

•

Effective after June 30, 2010, the TW Pension Plan (i) was closed to new participants and (ii) stopped recognizing service for benefit accrual purposes for existing participants. Effective December 31, 2013, average annual compensation under the TW Pension Plan was frozen.

Messrs. Pearlstine and Ripp are both eligible for a normal retirement benefit from the TW Pension Plan and were treated as having retired upon the Spinoff.

Time Inc. Excess Benefit Pension Plan and TW Excess Benefit Pension Plan

Messrs. Ripp and Pearlstine are participants in the Time Inc. Excess Plan, a frozen nonqualified defined benefit plan that is a continuation of the Time Warner Excess Benefit Pension Plan (the “TW Excess Plan”) for certain Time Inc. participants. The TW Excess Benefit Pension Plan (and therefore the Time Inc. Excess Plan) provides for the accrual of an additional pension benefit in excess of IRS limitations on the amount of compensation eligible for the calculation of benefits and the amount of

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benefits derived from employer contributions payable to participants under the TW Pension Plan. The benefit formula under the TW Excess Benefit Pension Plan is the same as the TW Pension Plan formula, except that a participant’s benefit is based on the benefit that the participant would have received under the TW Pension Plan if the participant’s eligible compensation (including any deferred bonuses) were limited to $250,000 in 1994 (increased 5% per year thereafter to a maximum of $350,000) and the payment restrictions under the TW Pension Plan did not apply. Similar to the TW Pension Plan, benefit service accrual was frozen effective June 30, 2010, and average annual compensation was frozen effective December 31, 2013. We adopted the Time Inc. Excess Plan on the Spinoff as required by the terms of the TW Employee Matters Agreement and terminated it shortly thereafter. In accordance with plan rules and applicable law, benefits under the Time Inc. Excess Plan will be distributed to plan participants in a lump sum in the second half of 2015. The amount to be distributed is $447,195 for Mr. Ripp and $202,117 for Mr. Pearlstine.

IPC Media Pension Plan

Ms. Webster is a deferred member of the IPC Media Pension Scheme (“Time UK Pension Plan”), a pension plan of our UK subsidiary that was closed to new participants on October 17, 2001, and ceased future accruals for existing members on March 31, 2011. Ms. Webster’s benefit under the Time UK Pension Plan relates to her service with the UK subsidiary from September 21, 1992 through December 31, 2010. From April 1, 2003 through December 31, 2010, Ms. Webster was a member of the “Executive Section” of the Time UK Pension Plan, which provides a target pension of two-thirds of “Final Pensionable Earnings” (defined below) at Ms. Webster’s normal retirement age, which is 60. As a deferred member of the Time UK Pension Plan, she is entitled to a pension of 1/60th of “Final Pensionable Earnings” for each full year of service with a proportionate amount for each additional day. The deferred pension is calculated to include a proportion of the increased pension that would have been payable at age 60, based on Ms. Webster’s period of membership in the Executive Section. The deferred pension may be paid at any time from age 50, but if taken before age 60, it will be subject to an early retirement reduction. Amounts payable under the Time UK Pension Plan are increased each year over the period from the date services with our UK subsidiary terminate until age 60 (or the date that pension benefits commence) broadly in line with the UK Retail Price Index (RPI) up to a maximum of 5% annually. Under current UK legislation, Ms. Webster has the option upon her retirement to exchange part of her pension for a cash sum, some of which under current UK tax law may be payable free of tax.

“Final Pensionable Earnings” is defined as the basic annual salary in the last year of employment, or if greater, the basic annual salary in any one full tax year in the last five years of employment. Pursuant to the terms of the Time UK Pension Plan, Ms. Webster’s earnings for the tax year when she left the plan were capped for purposes of the plan at £123,600 (the equivalent of $192,544 based on an exchange rate of 1.5578 British pounds to the U.S. dollar on December 31, 2014).

In the event of her death before Ms. Webster begins to receive her pension, her estate would be entitled to (i) a spouse, civil partner or dependent pension equal to two-thirds of Ms. Webster’s deferred pension (the “Partner Pension”), (ii) child allowances and (iii) a lump sum cash payment equal to the greater of: (a) Ms. Webster’s aggregate contributions to the Time UK Pension Plan during her membership (plus interest) and (b) the value of half of Ms. Webster’s deferred pension (taking account of any revaluation), less, in either case, the value of the Partner Pension.

Pension Benefits Table

Set forth in the table below is each of Messrs. Ripp’s and Pearlstine’s and Mss. Webster’s years of credited service and the present value of his or her accumulated benefit under each of the pension

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plans, in each case, computed as of December 31, 2014, which is the same pension plan measurement date used for financial statement reporting purposes with respect to our audited financial statements for the year ended December 31, 2014.

Name	Pension Plan	Number of Years of Credited Service (1)	Present Value of Accumulated Benefit (2)	Payments During 2014 (3)
Joseph A. Ripp	TW Pension Plan	21.5	$723,526	$23,212
	Time Inc. Excess Plan	21.5	$453,066	—
Norman Pearlstine	TW Pension Plan	12.3	$284,410	$7,477
	Time Inc. Excess Plan	12.3	$206,131	—
Evelyn Webster	Time UK Scheme	18.3	$1,594,936	—

(1)	The benefits are frozen so that a participant’s benefit under the plan will not increase due to additional service.

(2)

The amounts under this column were calculated based on the terms of the TW Pension Plan, Time Inc. Excess Plan and the Time UK Pension Plan in effect on December 31, 2014, including provisions under the Time UK Pension Plan that provide that Ms. Webster can commence receiving an unreduced pension benefit at age 60.

The present value calculations for Messrs. Ripp and Pearlstine under the TW Pension Plan and Time Inc. Excess Plan also reflect the assumptions that (i) the benefits will be payable immediately, (ii) the benefits are payable as a lump sum, and (iii) no joint and survivor annuity will be payable (which would, on an actuarial basis, reduce benefits to the employee but provide benefits to a surviving beneficiary). The present values of accumulated benefits under the Time Inc. Excess Plan were calculated using the interest rate and mortality required by the plan. The foregoing assumptions are consistent with the assumptions used for these plans in the calculation of the Company’s benefit obligations as of December 31, 2014, as disclosed in Note 14 to the Company’s consolidated financial statements included in our annual report on Form 10-K for fiscal year 2014.

The present value calculation for Ms. Webster under the Time UK Pension Plan also reflects the assumptions that (i) Ms. Webster will commence receiving an unreduced benefit at age 60, (ii) 25% of the pension due will be paid as a lump sum and the remaining 75% paid as an annuity that increases each year broadly based on increases in RPI up to a maximum of 5% in each year and (iii) benefits would be payable to Ms. Webster’s dependents, in the event of her death, in accordance with the provisions of the plan. The present value with respect to the Time UK Pension Plan assumes a discount rate of 3.70%, a pension increase rate of 2.80%, a life expectancy of 88.8 years and exchange rate of 1.5578 British pounds to the U.S. dollar on December 31, 2014.

(3)	The payments made to Messrs. Ripp and Pearlstine from the TW Pension Plan commenced effective July 1, 2014.

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2014 Nonqualified Deferred Compensation

Time Inc. Supplemental Savings Plan

In 2014, each of our NEOs, except Ms. Webster, participated in the Time Inc. Supplemental Savings Plan, a nonqualified plan open to all participants in the Time Inc. Savings Plan (our 401(k) plan) whose compensation exceeds the IRS qualified plan compensation limit. The Supplemental Savings Plan is a continuation for Time Inc. participants of a comparable plan sponsored by Time Warner. Under the Supplemental Savings Plan, eligible employees are permitted to defer receipt of their “eligible compensation” (consisting of base salary, bonus, commissions and overtime, if any). The plan provides for a match of up to 100% on the first 4% of eligible compensation deferred under the plan and 50% on the next 2% of eligible compensation deferred (for a maximum match of 5% of eligible compensation) with respect to eligible compensation between the compensation limit for tax-qualified plans ($260,000 for 2014) and $500,000 per year. Participants are 100% vested in the match after two years of service (with prior service counting toward vesting), subject to acceleration following certain events such as death, disability, the attainment of age 65 or a change in control of Time Inc., in each case while employed by us. Participants are able to select among “investment crediting rate options” that track the third-party investment vehicles (other than a self-directed brokerage account) offered under the Time Inc. Savings Plan. Participants may change their investment crediting rate options at any time for future deferrals and generally once during each calendar month for any existing balance in the Supplemental Savings Plan. Distributions generally commence on the first day of the seventh month after a participant separates from service in accordance with a participant’s irrevocable election made in the year prior to the deferral and are paid in a lump sum or ten annual installments. In the event of a participant’s death or disability (as defined in the Supplemental Savings Plan), the benefit is payable in a lump sum. The Supplemental Savings Plan also provides for the automatic lump sum cash out of account balances less than $100,000 even if a participant has elected installment payments.

Time Inc. Deferred Compensation Plan

Mr. Ripp participates in the Time Inc. Deferred Compensation Plan, a frozen nonqualified plan which is a continuation for Time Inc. participants of the Time Warner Deferred Compensation Plan, a frozen deferred compensation plan sponsored by Time Warner Inc. The Time Warner Deferred Compensation Plan was a precursor to the Time Warner Supplemental Savings Plan that permitted employees whose annual cash compensation exceeded certain dollar thresholds to defer receipt of all or a portion of their annual bonus until a specified future date.

Time Inc. Deferred Compensation Plan participants may change their investment crediting rate options, which track the third-party investment vehicles (other than a self-directed brokerage account) offered under the Time Inc. Savings Plan, generally once during each calendar quarter. In accordance with the terms of the plan, installments payable to Mr. Ripp under the Time Warner Deferred Compensation Plan were suspended upon his reemployment by us; installments will resume when his employment with us ends.

Pearlstine Deferred Compensation Arrangement

Prior to 2001, pursuant to his employment agreement then in place, Time Inc. made contributions to the Pearlstine Deferred Compensation Arrangement. These contributions were maintained in a grantor trust and were invested by a third-party investment manager. Effective beginning January 2001, we stopped making contributions for Mr. Pearlstine, but his existing account in the grantor trust continues to be invested. There is no guaranteed rate of return on the Pearlstine Deferred Compensation

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Arrangement. Annual payouts under the Pearlstine Deferred Compensation Arrangement commenced when Mr. Pearlstine separated from service with Time Inc. in 2006 and are expected to be completed in January 2017. In 2014, Mr. Pearlstine received $888,888 pursuant to this arrangement, which is managed by Fayez Sarofim & Co. The trust fund pays its own investment management fees. Trustee fees ($20,826 in 2014) are paid by us and, prior to the Spinoff, were paid by Time Warner.

Nonqualified Deferred Compensation Table

The following table sets forth quantitative information regarding the NEOs’ participation in 2014 in the three deferred compensation arrangements discussed above.

Name	Deferred Compensation Arrangement	Executive Contributions in 2014 (1)	Registrant Contributions in 2014 (2)	Aggregate Earnings (Loss) in 2014 (3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at December 31, 2014
Joseph A. Ripp	Supplemental Savings Plan	$406,192	$12,000	$20,839	—	$452,234
	Deferred Compensation Plan	—	—	$56,208	—	$620,293
Norman Pearlstine	Deferred Compensation Arrangement	—	—	$88,151	$(888,000)	$2,371,647
Todd Larsen	Supplemental Savings Plan	$77,065	$12,000	$6,770	—	$131,654

(1)	These amounts represent compensation deferred by the NEOs and are reported as salary, bonus and/or non-equity incentive plan compensation for 2014 in the Summary Compensation Table.

(2)	These amounts represent the company match under the Time Inc. Supplemental Savings Plan and are reported as “All Other Compensation” for 2014 in the Summary Compensation Table.

(3)	These amounts are not required to be reported as compensation in the Summary Compensation Table for 2014 because there were no above-market earnings on the deferred compensation.

Potential Payments upon Termination of Employment or Change in Control

The following summaries and tables describe and quantify the estimated dollar value of potential additional payments and other benefits that would have been provided to Messrs. Ripp, Bairstow and Pearlstine and Ms. Webster (or, in the case of death, to their respective estates or beneficiaries) under their respective employment agreements (as in effect on December 31, 2014) and equity agreements and our compensation plans following (i) a termination of their employment in various circumstances or (ii) a change in control of Time Inc., in each case, on the assumption that the termination or change in control occurred on December 31, 2014. Mr. Larsen’s employment with us terminated without cause and his last day of employment with us was December 31, 2014. Accordingly, we have only described his employment agreement terms under that section because those are the severance benefits that he is currently receiving.

The calculations below exclude payments and benefits to the extent they do not discriminate in scope, terms or operation in favor of the named executive officers (NEOs) and are available generally to all

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U.S. salaried employees, including any (i) accrued vacation pay and (ii) balances under the Time Inc. Savings Plan. The calculations also exclude amounts to the extent they were earned but unpaid as of December 31, 2014, including (A) balances under the Time Inc. Supplemental Savings Plan, the Time Inc. Deferred Compensation Plan and the Pearlstine Deferred Compensation Arrangement, which are disclosed in the 2014 Nonqualified Deferred Compensation table, and (B) accrued pension benefits under the Time Warner Pension Plan, Time Inc. Excess Benefit Pension Plan and the Time UK Pension Plan.

Certain payments are subject to suspension for six months following separation from service if required under Section 409A of the Tax Code. In addition, receipt of the severance payments and benefits described below upon a termination without cause or due to our material breach of our obligations under an NEO’s employment agreement is conditioned on his or her executing and not revoking a release of claims against us and subject to compliance with restrictive covenants. If the NEO does not execute, or revokes, a release of claims, he or she will not receive the severance described below. If the NEO breaches the restrictive covenants, we have the right to discontinue severance benefits. See “—Restrictive Covenants.”

Termination for Cause

If the employment of any NEO is terminated by us for “cause”, they will generally be entitled to (i) receive their base salary and unused vacation accrued in accordance with our policy through the effective date of termination, (ii) receive unpaid bonus for any completed prior fiscal year in accordance with the bonus plan; and (iii) retain all rights under our benefit plans in accordance with their terms. The amount payable to each NEO upon a termination for “cause” is hereafter referred to as “Accrued Obligations”.

“Cause” is generally defined as an NEO’s (A) conviction of, or no contest or guilty plea to, a felony (other than, in the case of Messrs. Ripp and Bairstow, (1) a moving violation or (2) a felony for which he is vicariously liable as a result of his position with us if he (x) was not aware of the underlying acts or upon becoming aware of such acts acted reasonably and in good faith to prevent such acts or (y) reasonably believed that no law was violated by such acts after consulting with our counsel), (B) willful failure or refusal, without proper cause, to perform his or her duties and responsibilities for us, other than as a result of a physical or mental impairment, which is subject to cure by him or her within 30 days of notice of such failure, (C) misappropriation (in the case of Messrs. Ripp and Bairstow, willful misappropriation), embezzlement or reckless or willful destruction of our property which, in the case of Messrs. Ripp and Bairstow, has a significant adverse financial effect on us or a significant adverse effect on our reputation, (D) breach of any duty of loyalty to us which, in the case of Messrs. Ripp and Bairstow, is willful and material and has a significant adverse financial effect on us or a significant adverse effect on our reputation, (E) violation of any applicable restrictive covenant agreement to which he or she is subject which, in the case of Messrs. Ripp and Bairstow, is material and willful or (F) in the case of Messrs. Pearlstine and Larsen and Ms. Webster, intentional and improper conduct which is materially prejudicial to our business. For Mr. Ripp, “Cause” is not deemed to exist unless our Board of Directors delivers to him a copy of a duly adopted resolution that so provides.

Termination without Cause

Messrs. Ripp and Bairstow. If the employment of Messrs. Ripp or Bairstow is terminated without “Cause” (as defined above), the employment agreements provide that, in addition to the Accrued Obligations, Mr. Ripp or Mr. Bairstow, as applicable, would receive the following:

•	Cash Severance. Continuation of base salary paid on our normal payroll dates for a two year severance period following the date employment terminates plus a lump-sum payment of an

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“average annual bonus” amount for the period beginning January 1 of the year in which employment terminates and ending at the end of the severance period. The “average annual bonus” is equal to the average of the highest two regular annual bonuses the executive received in the last three-year period. In calculating the “average annual bonus” as of December 31, 2014 for Messrs. Ripp or Bairstow in the below Termination Without Cause, In Connection with Change in Control or Due to Death or Disability table, we have used the applicable target bonus amount for the 2014 bonus value because we would not yet have had a calculable value for the 2014 bonus payment as of the date of the table (December 31, 2014). If the employment termination occurs within one year following a change in control (generally defined by reference to certain provisions of Section 409A of the Tax Code), then the cash severance is payable in a lump sum payment (rather than over the severance period) on the 70th day following the date employment terminates.

•

Equity Award Vesting.    (1) Continued vesting over the two-year severance period of all stock options granted to Mr. Ripp and of the stock options granted to Mr. Bairstow by Time Warner that were converted into Time Inc. stock options in the Spinoff, and full vesting of the remaining stock options outstanding at the end of the severance period (or such earlier date, referred to as an “equity cessation date,” as the executive commences full-time employment at another for-profit company or otherwise advises us that he elects to receive immediate vesting of such stock options). Such stock options remain exercisable for five years (Mr. Ripp) and three years (Mr. Bairstow) following the earlier of the end of the severance period or the equity cessation date. (2) Full vesting on the date employment terminates of RSUs and other equity-based awards granted to Mr. Ripp and of the RSUs granted to Mr. Bairstow by Time Warner that were converted into Time Inc. RSUs in the Spinoff, with all such awards settled in shares within 60 days following such date (with performance for any post-severance portion of a performance period for any performance-based equity award being deemed to be at target level). (3) No accelerated vesting for any other equity awards of Mr. Bairstow.

•	Group Benefits Continuation. Continued eligibility to participate in our health and welfare programs (other than disability programs) during the severance period.

•

Life Insurance Premium Payments.    Continued payment of the annual amount paid by us intended to be used for the purchase of life insurance ($50,0000 for Mr. Ripp; two times the premium cost of purchasing $2 million coverage under a group universal life insurance program for Mr. Bairstow), pro-rated for any partial years.

Mr. Larsen, Mr. Pearlstine and Ms. Webster.    Mr. Larsen’s employment with us terminated without “Cause” on December 31, 2014. Mr. Larsen’s employment agreement and the employment agreements of Mr. Pearlstine and Ms. Webster provide that if their employment is terminated without “Cause” (as defined above at “—Termination for Cause”), in addition to the Accrued Obligations, they receive the following:

•

Cash Severance.    Continuation of base salary paid on our normal payroll dates for an eighteen month severance period following the date employment terminates plus a proportional amount (paid in substantially equal installments on our normal payroll dates in the severance period) of an “average annual bonus”, defined as the two highest bonus amounts received before the date employment terminates (excluding any special, spot or long term incentive plan bonuses) for the most recent five years. For Mr. Pearlstine, his employment agreement provides that if his employment were to terminate when he had only received one pro-rated annual bonus, which would have been the case on December 31, 2014, his “average annual bonus” would be deemed to be $900,000.

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•

Equity Award Vesting.    (1) For Mr. Larsen and Ms. Webster, (a) with respect to RSUs granted by us to replace Time Warner stock options forfeited in connection with the Spinoff, full vesting of any such replacement RSUs that were scheduled to vest during the 18-month severance period, and (b) with respect to RSUs granted by us to replace Time Warner RSUs forfeited in connection with the Spinoff, full vesting of both (i) such replacement RSUs that were scheduled to vest during the 18-month severance period and (ii) a “pro rata portion” of the replacement RSUs scheduled to vest on the next scheduled vesting date after the severance period. No other equity awards provide for accelerated vesting upon termination without Cause. (2) For Mr. Pearlstine, (a) full vesting of stock options upon termination, which remain exercisable for five years following employment termination, (b) full vesting of RSUs settled in shares within 60 days following the date employment terminates, and (c) a pro rata portion of any performance awards based on Mr. Pearlstine’s actual service during the performance period, to be settled or paid following the end of the applicable performance period based on actual performance for the performance period.

•	Group Benefits Continuation. Continued participation in our health and life insurance programs (other than disability programs) during the severance period.

Resignation for Material Breach

In the event Messrs. Ripp, Bairstow or Pearlstine or Ms. Webster had resigned due to our material breach of our obligations under his or her employment agreement (which, in the case of Messrs. Ripp and Bairstow, specifically includes, but is not limited to, (i) our violation of his rights under his employment agreement with respect to authority, reporting lines, duties, powers or place of employment and (ii) our failure to cause any successor to substantially all of our business and assets to assume our obligations to him under his employment agreement) (and with respect to the treatment of equity awards under our equity award agreements only, if he or she had resigned for “good reason”, which is defined as (i) the failure of the Company to pay his or her base salary or annual bonus or (ii) any substantial and sustained diminution in his or her responsibilities materially inconsistent with his or her position), he or she would receive the same benefits as those described above under “—Termination without Cause.”

Change in Control

Cash Payments.    None of the NEOs is eligible for any cash payment or enhanced severance as a result of a change in control. However, as noted above in “—Termination without Cause”), if Mr. Ripp’s or Mr. Bairstow’s employment with us is terminated without cause within one year following a change in control, his cash severance benefit is payable in a lump sum rather than over the severance period.

Equity Awards.    The equity awards granted by us after the Spinoff to each of the NEOs (including the RSUs granted to replace equity forfeited by Time Warner upon the Spinoff) provide for full vesting of the awards if an NEO’s employment is terminated within 12 months following a change in control, except that if the accelerated amount would subject the NEO to an excise tax under Section 4999 of the Tax Code then the value of the acceleration is reduced to the extent such reduction results in the NEO receiving a larger net after tax benefit. Any stock option that becomes exercisable as a result of such termination of employment following a change in control would remain exercisable for three (3) months following the date employment terminates.

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Retirement

Cash Payments.    Each of Messrs. Ripp and Pearlstine was previously employed by Time Inc. and its affiliates and was retirement eligible as of December 31, 2014; however, neither would have received any additional cash benefit or payment following a retirement on December 31, 2014. Messrs. Bairstow, Larsen and Ms. Webster were not retirement eligible on December 31, 2014.

Equity Award Vesting.    Upon their retirement, each of Messrs. Ripp and Pearlstine are eligible for (a) full vesting of stock options (other than converted Time Warner stock options), which remain exercisable for five years following employment termination, (b) full vesting of RSUs granted to him (other than converted Time Warner RSUs), settled in shares within 60 days following the date employment terminates, and (c) a pro rata portion of any performance awards based on their actual service during the performance period, to be settled or paid following the end of the applicable performance period based on actual performance for the performance period. No other NEO would be entitled to acceleration of vesting upon retirement.

Disability

Messrs. Ripp and Bairstow.    If the employment of Messrs. Ripp or Bairstow is terminated by us on account of his “disability” (meaning he is prevented from performing the material functions of his position for periods aggregating six months in any twelve month period), then under the terms of the applicable employment agreement, we have the right to terminate his employment, and, in addition to the Accrued Obligations, he would receive disability benefits equal to the following:

•

Cash Payments.    Continuation of base salary and payment of his average annual bonus amount in substantially equal payments paid on our normal payroll dates during the disability period, which period is equal to the longer of (i) the remainder of the term of the employment agreement and (ii) 12 months following the date employment terminates. Any such payments would be reduced by amounts received from workers’ compensation, Social Security and disability insurance policies maintained by us, and would cease upon the earlier of (i) Mr. Ripp or Mr. Bairstow, as applicable, commencing substantially full-time employment and (ii) such executive becoming ineligible for long-term disability benefits under our long-term disability plan or becoming eligible for partial benefits of less than 50% under such plan.

•

Equity Award Vesting.    Full vesting of all equity awards. Stock options granted to each of Messrs. Ripp and Bairstow in connection with his employment by us that were converted from Time Warner options at the time of the Spinoff would remain exercisable for three years following the date employment terminates. Stock options granted to Messrs. Ripp and Bairstow by us after the Spinoff would remain exercisable for three years (Ripp) or one year (Bairstow) following the date employment terminates. RSU awards that vest are settled in shares within 60 days following the date employment terminates.

•	Group Benefits Continuation. Continued eligibility to participate in our health and welfare programs (other than disability programs) during the disability period.

Mr. Pearlstine and Ms. Webster.    If the employment of Mr. Pearlstine or Ms. Webster is terminated by us on account of “disability” (defined in the same manner as for Messrs. Ripp and Bairstow), then under the terms of the applicable employment agreement we have the right to terminate his or her employment, and, in addition to the Accrued Obligations, he or she would receive disability benefits equal to the following:

•	Cash Payments. Continuation of base salary and their “average annual bonus” amounts paid on our normal payroll dates during a disability period equal to the longer of (i) the remainder of

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the term of the employment agreement and (ii) 12 months following the date employment terminates. Any such payment would be reduced by amounts received from workers’ compensation, Social Security and disability insurance policies maintained by us, and would cease upon the earlier of (i) the executive commencing substantially full-time employment and (ii) the executive becoming ineligible for long-term disability benefits under our long-term disability plan or becoming eligible for partial benefits of less than 50% under such plan.

•

Equity Award Vesting.    Full vesting of all equity awards. Stock options granted to Mr. Pearlstine and Ms. Webster by us after the Spinoff remain exercisable from one year following the date employment terminates. RSU awards that vest are settled in shares within 60 days following the date employment terminates.

•	Group Benefits Continuation. Continued eligibility to participate in our health and welfare programs (other than disability programs) during the disability period.

Death

In the event of the death of any of our NEOs, the employment agreements provide for the following:

•

Cash Payments.     Mr. Ripp’s or Mr. Bairstow’s estate or designated beneficiary would receive the amount Mr. Ripp or Mr. Bairstow, as applicable, would have received as base salary until the last day of the month in which his death occurs and a pro-rated “average annual bonus” for the year in which his death occurs. The estate or designated beneficiary of Mr. Pearlstine or Ms. Webster, as applicable, would be entitled to his or her Accrued Obligations.

•

Equity Award Vesting.    Full vesting of all equity awards. Stock options granted to each of Messrs. Ripp and Bairstow in connection with his employment by us that were converted from Time Warner options at the time of the Spinoff would remain exercisable for three years following the date employment terminates. All other stock options granted after the Spinoff remain exercisable from one year following the date employment terminates. RSU awards that vest are settled in shares within 60 days following the date employment terminates.

Restrictive Covenants

Messrs. Ripp and Bairstow.    The employment agreements with Messrs. Ripp and Bairstow provide that each is subject to restrictive covenants that obligate him not to disclose any of our confidential matters at any time. During their respective terms of employment, each is not permitted to compete with us by directly or indirectly rendering services to, or owning or acquiring certain interests in, any person or entity that engages, directly or indirectly, in any line of business that is substantially the same as any line of business that we engage in, conduct or, to his knowledge, have definitive plans to engage in or conduct. In addition, each of Messrs. Ripp and Bairstow is subject to the same competition restrictions that apply during his term of employment (i) for two years following the date employment terminates, if his employment is terminated by us without cause or by him due to our material breach of his employment agreement, or (ii) for one year following the date employment is terminated for any other reason. Finally, for two years following termination of his employment for any reason, Mr. Ripp or Mr. Bairstow, as applicable, is not permitted to, directly or indirectly, solicit the employment of, employ, or cause any other person to take such actions with respect to any person who was our employee or an employee of our affiliates on, or within six months prior to, the effective date of termination.

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Messrs. Pearlstine and Larsen and Ms. Webster.    The employment agreements with Messrs. Pearlstine and Larsen and Ms. Webster provide that each is subject to restrictive covenants that obligate him or her not to disclose any of our confidential matters at any time. During their respective terms of employment, each is prohibited from competing with us by directly or indirectly rendering services to, or owning or acquiring certain interests in, any person or entity that engages, directly or indirectly, in any line of business that is substantially the same as any line of business that we engage in, conduct or, to his or her knowledge, have definitive plans to engage in or conduct. The restriction applies during employment and for a one (1) year period thereafter (if employment terminates for cause, or due to disability, resignation or retirement), and for the 18 month severance period (if employment is terminated by us without cause or by the executive due to our material breach of the employment agreement). For one year following any termination of employment, Messrs, Pearlstine and Larsen and Ms. Webster are also prohibited from directly or indirectly soliciting business from any actual or prospective client of ours about which they obtained confidential information through their employment with us. In addition, each of Messrs. Pearlstine and Larsen and Ms. Webster is not permitted to, directly or indirectly, solicit the employment of, or employ, any person who was our employee or an employee of our affiliates on, or within six months prior to, the date employment terminates. The non-solicitation restriction applies for the applicable severance period following employment termination without cause or if the executive resigns due to our material breach of the employment agreement, and otherwise applies for the 12 month period following employment termination.

Termination Without Cause, In Connection with Change in Control or Due to Death or Disability

The following table quantifies the estimated dollar value of potential additional payments and other benefits that would have been provided to the NEOs (or, in the case of death, to their respective estates or beneficiaries) following (i) a termination of their employment in various circumstances or (ii) a change in control of Time Inc., in each case, on the assumption that the termination or change in control occurred on December 31, 2014. Since Mr. Larsen’s employment with us actually terminated on December 31, 2014, the table only reflects the severance benefits that he is currently receiving in connection with his termination without cause on that date.

Name	Base Salary Continuation (1)	Average Annual Bonus(2)	2014 Bonus (3)	Equity Award: Vesting(4)	Group Benefits Continuation (5)	Other Benefits
Joseph A. Ripp
Termination without Cause or Resignation for Material Breach	$2,000,000	$2,753,000	$1,500,000	$6,111,478	$16,000	$100,000	(6)
Change in Control(7)	$2,000,000	$2,753,000	$1,500,000	$6,111,478	$16,000	$100,000
Retirement	—	—	—	$1,647,512	—	—
Disability	$3,679,000	$5,064,000	$1,500,000	$6,111,478	$31,000	$183,000
Death	$83,000	—	$1,500,000	$6,111,478	—	—
Jeffrey J. Bairstow
Termination without Cause or Resignation for Material Breach	$1,650,000	$1,600,000	$800,000	$557,984	$27,000	$25,000	(6)
Change in Control	$1,650,000	$1,600,000	$800,000	$1,546,485	$27,000	$25,000
Disability	$2,211,000	$2,144,000	$800,000	$1,546,485	$38,000	$34,000
Death	$69,000	—	$800,000	$1,546,485	—	—

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Name	Base Salary Continuation (1)	Average Annual Bonus(2)	2014 Bonus (3)	Equity Award: Vesting(4)	Group Benefits Continuation (5)	Other Benefits
Norman Pearlstine
Termination without Cause or Resignation for Material Breach	$1,350,000	$1,350,000	$900,000	$461,294	$46,000	—
Change in Control	$1,350,000	$1,350,000	$900,000	$461,294	$46,000	—
Retirement	—	—	—	$461,294	—	—
Disability	$1,652,000	$1,652,000	$900,000	$461,294	$59,000	—
Death	—	—	$900,000	$461,294	—	—
Evelyn Webster
Termination without Cause or Resignation for Material Breach	$1,200,000	$1,062,000	$584,849	$1,125,243	$8,000	$10,000
Change in Control	$1,200,000	$1,062,000	$584,849	$1,916,030	$8,000	$10,000
Disability	$1,778,000	$1,573,000	$584,849	$1,916,030	$13,000	$10,000
Death	—	—	$584,849	$1,916,030	—	$10,000
Todd Larsen
Termination without Cause(8)	$1,200,000	$1,091,000	$587,123	$221,859	$22,000	—

(1)

Reflects the payment by us of, in the case of termination without Cause or due to disability, 100% of base salary for the applicable NEO’s severance period or disability period, as the case may be. The amounts shown for disability do not reflect any reduction for other sources of disability payments received by the applicable NEOs.

(2)

Reflects the payment by us of the “average annual bonus” calculated in accordance with the terms of the applicable employment agreement for the applicable severance period or disability period, as the case may be.

(3)	Reflects the payment by us of the 2014 annual cash incentive calculated using actual financial results and a strategic rating of 100%.

(4)

Reflects the value of accelerated Time Inc. stock options calculated based on the difference between the exercise price of the stock options and the closing sale price of Time Inc. common stock reported on the NYSE Composite Tape on December 31, 2014. Also reflects the value of accelerated Time Inc. RSUs calculated based on the closing sale price of Time Inc. common stock reported on the NYSE Composite Tape on December 31, 2014.

(5)

In the case of termination without “Cause”, reflects the cost to us of the applicable NEO’s continued participation in our group benefit plans (consisting of medical and dental insurance coverage, basic life insurance coverage, and accidental death and dismemberment insurance coverage) during his or her severance period. The table excludes the cost of providing these group benefits during the applicable NEO’s disability period, because these benefits are available generally to all of our salaried employees during a disability period under our benefit programs.

(6)

Reflects cash payments to (i) Mr. Ripp pursuant to his employment agreement equal to $50,000 per year intended to enable Mr. Ripp to purchase insurance, (ii) Mr. Bairstow pursuant to his employment agreement equal to two times the premiums he would have been required to pay to secure $2 million coverage under a group universal life insurance program, and (iii) Ms. Webster estimated at $10,000 per year for post employment tax advisory services for one year.

(7)	No payments are triggered solely as a result of a change in control. Amounts indicated reflect termination without cause within one year following a change in control.

(8)	Represents actual severance amounts accrued in connection with Mr. Larsen’s employment.

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Proposal No. 3:

Advisory Vote to Approve Executive Compensation

Pursuant to Section 14A of the Exchange Act, the Company seeks your advisory vote to approve its compensation programs for its named executive officers (commonly referred to as a “say-on-pay vote”). We encourage stockholders to review the Compensation Discussion and Analysis on pages 25 to 44 of this Proxy Statement. We ask that you approve the compensation of our named executive officers (NEOs) disclosed in the Compensation Discussion and Analysis and the accompanying tables contained in this Proxy Statement. Because this vote is advisory in nature, it will not be binding on us; however, the Board of Directors and the Compensation Committee will review the voting results and carefully consider the outcome of the vote when making future decisions regarding executive compensation.

Key compensation decisions in 2014 were made to facilitate our transformation into an independent public company, to reward performance against financial and operational goals, and to recognize key contributions. Significant features of our executive compensation include the following:

•

We do not target any percentile of pay for any compensation elements, but rather remain flexible to adjust the compensation mix to attract, motivate and retain the talent we need to achieve our business objectives.

•	Our compensation programs and compensation mix for our NEOs were determined by reference to a market assessment for a comparator peer group.

•	We have adapted our compensation practices to reflect our size and business environment, including through:
•	The use in our 2014 AIP of both strategic operational goals linked to our business transformation as well as key financial goals.
•	The adoption of standard equity award agreements under our long-term incentive compensation program that:
•	Do not provide for automatic accelerated vesting of equity awards unless an employee’s employment is terminated in connection with death, disability or a change in control transaction; and
•

Provide a shorter post-employment exercise period compared to Time Warner standard equity award agreements for vested stock options (three months following most employment terminations and one year in the case of retirement, death or disability).

•

The establishment of a lower matching formula under the Time Inc. Supplemental Savings Plan (which tracks a corresponding amendment to the Time Inc. Savings Plan, our broad-based 401(k) plan) compared to the Time Warner Supplemental Savings Plan.

•	The termination of the Time Inc. Excess Benefit Pension Plan.
•	The limited significance of executive perquisites and personal benefits in our total compensation mix.
•	The migration toward a maximum severance period of 18 months for our executive vice presidents.

•	We do not provide excise tax gross ups in connection with a change control, and we require termination of employment in addition to a change in control for accelerated equity vesting.

•	We require our senior executives to comply with stock ownership guidelines.

•	We do not permit our executive officers (or directors) to hedge or pledge our stock (or other securities).

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Accordingly, we ask our stockholders to vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure in this Proxy Statement.”

The Board of Directors unanimously recommends a vote FOR the approval of the compensation of our named executive officers.

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Proposal No. 4:

Advisory Vote on the

Frequency of the Advisory Vote

on Executive Compensation

Pursuant to Section 14A of the Exchange Act, the Company seeks your advisory vote on whether the say-on-pay vote should occur every one, two or three years. The Board of Directors asks that you support a frequency period of one year (an annual vote) for future non-binding stockholder votes on the compensation of our NEOs.

The say-on-pay vote is an important indicator of how our stockholders view our executive compensation programs. We recognize we are operating in a rapidly transforming media industry and that our progress against our business objectives and mission may evolve rapidly from year to year. We anticipate that stockholders will want a timely voice on the effectiveness of our compensation programs, policies and practices. We are committed to satisfying this anticipated desired level of engagement and welcome the timely feedback.

Stockholders are not voting to approve or disapprove of the Board of Director’s recommendation. Instead, stockholders have four choices with respect to this proposal:

“1 year” for an annual vote (once per year)

“2 years” for a biennial vote (once every two years)

“3 years” for a triennial vote (once every three years)

Abstain – no opinion expressed

This vote is an advisory vote only, and therefore it will not bind the Company. However, the Board of Directors and the Compensation Committee will consider the voting results as appropriate when adopting a policy on the frequency of future say-on-pay votes. The option from among “1 year”, “2 years”, or “3 years” that receives the highest number of votes cast by stockholders will be considered by the Board of Directors as the stockholders’ recommendation as to the frequency of future say-on-pay votes. Nevertheless, the Board may decide that it is in the best interest of our stockholders and the Company to hold say-on-pay votes more frequently than the option recommended by our stockholders.

The Board of Directors unanimously recommends a vote for every “1 year” as the frequency for advisory votes on executive compensation.

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Proposal No. 5:

Reapproval of the Time Inc.

2014 Omnibus Incentive Compensation Plan

Proposal Summary

In June 2014, Time Inc. adopted and Time Warner as its sole stockholder approved the Omnibus Plan to facilitate the granting of long-term incentive awards after the Spinoff. The purpose of seeking re-approval of the Omnibus Plan is to secure the continued deductibility of performance-based compensation under Section 162(m) of the Tax Code, prior to the expiration of a transition rule for spinoff companies that only affords such deductibility for the transition period.

Since its adoption, the following awards were made under the Omnibus Plan: (i) replacement RSUs in respect of equity awards forfeited by Time Warner; (ii) RSUs (and in the case of our senior executives, stock options) under a long-term incentive compensation program; and (iii) RSUs (and, if elected, deferred stock units in respect of such RSUs) to our non-employee directors in respect of the stock portion of their annual retainer. As of March 31, 2015, there were 5,665,964 shares remaining to be issued under the Omnibus Plan, 5,453,168 of which may be awarded as full value awards.

We expect to use the Omnibus Plan to grant equity awards to our employees (including our executive officers) in furtherance of our long-term incentive compensation program in the first quarter of each year and to each of our non-employee directors following each annual stockholders meeting. The specific type or types of equity awards has not been determined. We also expect to use the Omnibus Plan to establish a threshold metric pursuant to which our named executive officers (NEOs) will have the ability to earn annual cash incentive compensation of up to $6,000,000 contingent on achievement of the threshold metric. We used the ExIP for this purpose in 2014 but have determined to use the Omnibus Plan for this purpose going forward to simplify administration.

Omnibus Plan Summary

Below is a summary of certain important features of the Omnibus Plan. This summary is qualified in its entirety by reference to the full text of the Omnibus Plan, a copy of which is included as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 5, 2014.

General

Purpose

The purpose of the Omnibus Plan is to encourage and enable the officers, employees, non-employee directors, and other key service providers (including consultants) of the Company and its affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company or other incentive awards related to the Company. It is anticipated that providing individuals with such awards will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their commitment to the Company.

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Effective Date and Expiration

The Omnibus Plan became effective on June 6, 2014 (the Spinoff date). It will remain in effect until June 6, 2019 unless terminated earlier by the Compensation Committee. No Award (as defined below) may be granted under the Omnibus Plan after its expiration. However, unless otherwise expressly provided in an award agreement, any Award granted prior to the expiration of the plan, and the authority of the Board or the Compensation Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any condition or right under any such Award, continues after the expiration of the Omnibus Plan.

Types of Awards

The Omnibus Plan provides for the grant of options to purchase shares (“Shares”) of our common stock, $0.01 par value (“Common Stock”), including stock options intended to qualify as incentive stock options under Section 422 of the Tax Code and non-qualified stock options that are not intended to so qualify, stock appreciation rights, restricted stock awards, RSUs, other-stock-based awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value (as defined in “—Description of Awards—Stock Options” below) of our common stock (including, without limitation, Shares awarded as a bonus and not subject to any restrictions or conditions, performance shares, performance stock units and deferred stock units), cash-based awards that are denominated in cash, and dividend equivalent rights (each, an “Award”). Awards (other than option-type awards) that are structured to qualify as “qualified performance based compensation” under Section 162(m) of the Tax Code are referred to under the Omnibus Plan as performance-based awards (“Performance-Based Awards”).

Subject to certain restrictions, the Committee may in its discretion grant Awards under the Omnibus Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its affiliates or a company acquired by the Company or any of its affiliates or with which the Company or any of its affiliates combines (“Substitute Awards”).

Eligibility

Any non-employee director, officer, employee or consultant of the Company or its affiliates is eligible to participate and receive grants under the Omnibus Plan. There is no obligation for uniformity of treatment under the Omnibus Plan that would require similar Awards to be treated similarly or similarly situated individuals who are eligible to receive Awards, granted Awards or otherwise holding Awards to be treated the same. Each person who receives an Award under the Omnibus Plan is hereinafter referred to as a “Grantee”. As of March 31, 2015, approximately 6,800 employees (including officers) and nine non-employee directors qualified for participation in the Omnibus Plan.

Administration

The Omnibus Plan is administered by the Compensation Committee or such other committee as the Board may designate to do so. The Compensation Committee has the sole and plenary authority to administer the Omnibus Plan, including, but not limited to, the authority to: (i) interpret the Omnibus Plan, (ii) establish, amend and rescind any rule or regulation relating to the Omnibus Plan, and (iii) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the Omnibus Plan.

Delegation of Authority.    With certain exceptions that are enumerated in the Omnibus Plan, the Compensation Committee may delegate, on such terms and conditions as it determines in its discretion, to the Company’s chief executive officer or to any subcommittee consisting of one or more members of the Compensation Committee the authority to grant Awards (other than Awards to Covered Employees (as defined below) or Grantees who are subject to Section 16 of the Exchange

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Act) to employees and service providers (including consultants) of the Company and its affiliates and to make all necessary and appropriate decisions and determinations with respect thereto.

Board As Committee.    The Omnibus Plan contemplates that the Board may grant Awards from time to time to the Company’s non-employee directors or administer Awards to such directors. In such case, the Board shall have all the authority and responsibility granted to the Compensation Committee under the Omnibus Plan.

Share Reserve and Other Plan Limits

Subject to adjustment as provided below, the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Omnibus Plan is equal to 12,500,000 (the “Share Pool”). Shares granted under the Omnibus Plan may consist, in whole or in part, of authorized and unissued Shares or of treasury shares.

Share Counting Rules.    Subject to adjustment as provided below, each share of Common Stock with respect to which any Award denominated in Common Stock is granted will reduce the number of Shares that may be delivered under the Omnibus Plan by one Share. However, if any Award granted under the Omnibus Plan terminates or is cancelled without having been exercised or earned in full, then the number of Shares subject to such Award that were not issued with respect to such Award will again become available to be delivered pursuant to Awards under the Omnibus Plan; except where such termination or settlement is pursuant to the non-Share settlement of a Share-denominated Award (e.g., cash out of an option), in which case such Shares shall not be so available again. Similarly, if Shares are withheld or previously owned Shares are tendered to pay any taxes required to be withheld in respect of an Award, in each case other than in connection with a stock option, stock appreciation right or other “option-type award” and as otherwise provided in the Omnibus Plan, then the number of Shares so surrendered or tendered will again become available to be delivered pursuant to Awards under the Omnibus Plan.

Other Omnibus Plan Share Limits.    The maximum aggregate number of Shares in the Share Pool that may be issued pursuant to Awards that are not option-type Awards (i.e., Awards the value of which are not determined by reference to, or otherwise based on, the Fair Market Value of a share of Common Stock, rather than its appreciation) is 10,500,000. The maximum aggregate number of Shares in the Share Pool that may be issued pursuant to incentive stock options is 1,000,000.

Performance-Based Award Limits.    The maximum number of Shares that may be granted pursuant to option-type Awards to any Grantee during any calendar year is 1,000,000 Shares. The maximum number of Shares that may be issuable pursuant to Performance-Based Awards granted to any Grantee during any calendar year is 500,000 Shares (or the cash equivalent of Performance-Based Awards that are denominated in Shares but settled in cash). The maximum amount that may be payable pursuant to Performance-Based Awards that are cash-based Awards granted to any Grantee during any calendar year is $6,000,000.

Forfeiture and Clawback of Awards under Applicable Law.    The grant of each Award is conditioned upon the Company’s right to recover from Grantee any Award and all profits and earnings from such Awards, including without limitation, profits from the sale of Shares issued pursuant to any Award, to the extent required by applicable law.

Adjustments for Changes in Capitalization.    In the event of any change in the outstanding Shares by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, combination, spinoff, combination or exchange of Shares or other corporate exchange, or any distribution to holders of Shares other than regular cash dividends, or any transaction similar to the

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foregoing, the Compensation Committee in its sole discretion shall make such substitution or adjustment, if any, as it deems to be equitable (which substitution or adjustment, as applicable, shall be consistent with the requirements of Section 409A of the Tax Code and, with respect to incentive stock options, consistent with Section 424 of the Tax Code), as to (1) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Omnibus Plan or pursuant to outstanding Awards, (2) the maximum number of Shares that may be granted under Awards (including individual limits) to any Grantee, (3) the exercise price of any option-type Award, (4) the number and kind of Shares or other securities subject to any then outstanding Awards under the Omnibus Plan and/or (5) any other affected terms of outstanding Awards.

Description of Awards

Stock Options

A stock option is a right to purchase Shares in the future at a price determined at the date of grant. The Compensation Committee may grant both incentive stock options and non-qualified stock options under the Omnibus Plan. The exercise price for each share of Common Stock covered by a stock option cannot be less than the Fair Market Value on the date of grant, except in the case of stock options granted as Substitute Awards or as replacement Awards.

For purposes of the Omnibus Plan, the “Fair Market Value” of the Shares on a given date means (i) the closing sale price of the Shares on such date (or, if such date is not a trading date, then the immediately preceding trading date) as reported on the NYSE Composite Tape(or as reported by such other national securities exchange or quotation system on which the Shares then have their primary listing or quotation) and (ii) if there is no public market for the Shares on such date, the Fair Market Value shall be the value established by the Compensation Committee in good faith, under a reasonable methodology.

The exercise price of a Stock Option may be paid with cash or its equivalent (e.g., check) or, in the sole and plenary discretion of the Compensation Committee, (1) with previously acquired Shares, (2) through delivery of irrevocable instructions to a broker to sell Shares otherwise deliverable upon the exercise of the Stock Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or (3) through any other method (or combination of methods) as approved by the Compensation Committee.

Stock Appreciation Rights

A stock appreciation right represents a promise to deliver to a Grantee, upon exercise, Shares, cash, other securities, other Awards or other property equal to the appreciation of the Fair Market Value of a Share over the designated exercise price.

The per-Share exercise price of a stock appreciation right cannot be less than the Fair Market Value per Share on the date of grant. Upon exercise of a stock appreciation right, the holder will receive Shares, cash, other securities, other Awards, and/or other property, equal in value to the product of (a) (i) the excess, if any, of the Fair Market Value per Share subject to the stock appreciation right over (ii) the exercise price per Share multiplied by (b) the number of Shares for which the stock appreciation right is exercised.

Restricted Stock

Restricted stock are Shares of Common Stock granted under the Omnibus Plan that are subject to certain transfer restrictions, forfeiture provisions and/or other specified terms and conditions. However, as a general rule, restricted stock Awards that (i) are subject to time-based vesting, but not

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performance-based vesting, shall not fully vest until the completion of a vesting period of at least three years from the grant date, subject to earlier vesting in whole or in part in the event of a change in control or the death, disability or other termination of the Grantee’s employment, and (ii) are subject to vesting upon the attainment of performance objectives shall have a minimum performance period of one year. The foregoing limitations do not apply with respect to an “unrestricted pool” of up to 625,000 Shares under the Omnibus Plan.

Upon satisfaction of such conditions as the Compensation Committee shall require for the issuance of an Award of restricted stock, the Grantee shall have the rights of a Shareholder with respect to voting, subject to such conditions as may be set forth in the applicable award agreement. Similarly, the award agreement may provide that payment of dividends will be (i) made currently, (ii) deferred until the Shares of restricted stock for which they have been paid have vested, (iii) withheld by the Company and paid when the Award vests, (iv) reinvested in additional Shares of restricted stock and/or (v) waived by the Grantee, as determined by the Compensation Committee in its sole discretion; provided that, for Shares of restricted stock that are subject to vesting upon the attainment of a performance objective, dividends may be paid only with respect to those Shares of restricted stock for which the Compensation Committee certifies that the performance objective has been achieved.

Restricted Stock Units

An RSU represents a promise to deliver to a Grantee Shares, cash, other securities, other Awards or other property equal to the Fair Market Value of a Share, upon vesting or other lapse of restrictions designated by the Compensation Committee. However, as a general rule, RSU Awards that (i) are subject to time-based vesting, but not performance-based vesting, shall not fully vest until the completion of a vesting period of at least three years from the grant date, subject to earlier vesting in whole or in part in the event of a change in control or the death, disability or other termination of the Grantee’s employment, and (ii) are subject to vesting upon the attainment of performance objectives shall have a minimum performance period of one year. The foregoing limitations do not apply to (i) replacement Awards granted in respect of Time Warner equity awards forfeited in the Spinoff and (ii) an “unrestricted pool” of up to 625,000 Shares under the Omnibus Plan.

Other Stock-Based Awards

Other stock-based Awards are Awards of Shares or Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, Shares that are not otherwise characterized as stock options, stock appreciation rights, RSUs, restricted stock awards or dividend equivalent rights (“Other Stock-Based Awards”). Without limitation, other stock-based Awards include Shares awarded as a bonus and not subject to any restrictions, performance Shares, performance stock units and deferred stock units.

The terms and conditions relating to other stock-based Awards, including with respect to vesting and settlement, will be determined by the Compensation Committee.

Additionally, as a general rule, other stock based Awards that are not option-type Awards and that (i) are subject to time-based vesting, but not performance-based vesting, shall not fully vest until the completion of a vesting period of at least three years from the grant date, subject to earlier vesting in whole or in part in the event of a change in control or the death, disability or other termination of the Grantee’s employment, and (ii) are subject to vesting upon the attainment of performance objectives shall have a minimum performance period of one year. The foregoing limitations do not apply to (i) replacement Awards granted in respect of Time Warner equity awards forfeited in the Spinoff and (ii) an “unrestricted pool” of 625,000 Shares under the Omnibus Plan.

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Cash-Based Awards

A cash-based Award is an Award denominated in cash that specifies an amount, formula or payment range to be payable to a Grantee.

The terms and conditions relating to cash-based Awards, including with respect to vesting and payment, will be determined by the Compensation Committee.

Performance-Based Awards to Covered Employees

The Compensation Committee may designate any Award (other than stock options and stock appreciation rights, for which no such designation is necessary) granted to a Grantee (a “Covered Employee”) whom the Compensation Committee determines may become subject to the deductibility limitation of Section 162(m) of the Tax Code as a Performance-Based Award in order for such Award to qualify as “qualified performance-based compensation” under Section 162(m) of the Tax Code. The Compensation Committee will, in its sole discretion, designate eligible participants for a Performance-Based Award within the first 90 days of a performance period (or, if shorter, within the maximum period allowed by Section 162(m) of the Tax Code). The Compensation Committee shall determine (i) the length of performance periods, (ii) the types of Performance-Based Awards to be issued, (iii) the performance criteria that will be used to establish the performance goals, (iv) the performance formula used to determine whether a Performance-Based Award has been earned for the performance period, and (v) such other terms and conditions that are consistent with the characterization of the Award as “qualified performance-based compensation” under Section 162(m) of the Tax Code.

The performance measure or measures used to determine whether a Performance-Based Award has been earned will be based on an objective formula measuring the attainment of specific levels of performance of the Company and/or any of its affiliates, brands, divisions, operational units, or any combination of the foregoing, and will be limited to the following: (i) net income before or after taxes, (ii) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (iii) operating income, (iv) earnings per share, (v) return on shareholders’ equity, (vi) return on investment or capital, (vii) return on assets, (viii) level or amount of acquisitions, (ix) share price, (x) profitability and profit margins, (xi) market share (in the aggregate or by brand, group or product), (xii) revenues or sales (based on units or dollars), (xiii) costs, (xiv) cash flow, (xv) working capital, (xvi) average sales price, (xvii) accounts receivable levels, (xviii) measures of Internet traffic, such as number of unique visits per page, or number of clicks, or (xix) completion of projects within specified time frames. Such performance criteria may be applied on an absolute basis and/or be relative to one or more peer companies of the Company or indices or any combination thereof.

The Compensation Committee may adjust or modify the calculation of performance goals for a performance period, to the extent permitted under Section 162(m) of the Tax Code, which generally shall be permitted in the event of, or in anticipation of (but shall not be limited to): (i) any unusual, non-recurring or infrequently occurring items, transactions, events or developments affecting the Company or any of its affiliates, brands, divisions or operating units (to the extent applicable to such performance goal), including charges for restructurings (employee severance liabilities, asset impairment costs, and exit costs), discontinued operations, extraordinary items and the cumulative effect of changes in accounting treatment, brands, divisions or operating units, or (ii) changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions.

Committee Downward Discretion.    In determining the actual size of an individual Performance-Based Award for a performance period, the Compensation Committee shall have full and plenary authority to reduce or eliminate the amount of the Award earned, even if applicable performance goals have been attained. The Compensation Committee shall not, however, have authority to: (i) grant or

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provide payment in respect of Performance-Based Awards for a performance period if the performance goals for such performance period have not been attained, (ii) increase a Performance-Based Award, or (iii) grant a Performance-Based Award above the Omnibus Plan limitations described above under “—General—Share Reserve and Other Plan Limits”, except as permitted by Section 162(m) of the Tax Code.

Dividend Equivalent Rights

A dividend equivalent right entitles the holder to receive cash, Shares, other securities, other Awards or other property, the value of which is based on the cash dividends paid on Shares that are subject to another Award or on Shares that otherwise have not been issued to the Grantee.

If an Award is granted with dividend equivalent rights, additional terms and conditions relating thereto will be determined by the Compensation Committee. Such additional terms shall include whether the dividend equivalent rights (i) are paid currently or are deferred, (ii) are deemed reinvested in additional Shares which may thereafter accrue additional dividend equivalents, or (iii) shall expire or be forfeited or annulled under the same conditions as the related Award, provided that any such dividend equivalent rights granted in respect of an Award that is subject to vesting upon the attainment of a performance objective may be paid only with respect to the Shares underlying such Award for which the Compensation Committee certifies that the performance objective has been met.

Other Dividends.    Except as otherwise determined by the Compensation Committee, if on any date on which a RSU Award, restricted stock Award or other stock-based Award (excluding any option-type Award) shall be outstanding the Company shall pay any dividend other than a regular cash dividend or make any other distribution on the Shares, the Grantee shall be credited with a bookkeeping entry equivalent to such dividend or distribution for each such Award held by the Grantee on the record date for such dividend or distribution, but the Company shall retain custody of all such dividends and distributions unless the Compensation Committee or Board determines that an amount equivalent to such dividend or distribution shall be paid currently to the Grantee (any such unpaid amount, “Retained Distributions”); provided, however, that if the Retained Distribution relates to a dividend paid in Shares, the Grantee shall receive additional restricted stock, RSUs or other stock-based Awards, as applicable, equal to the product of (i) the aggregate number of applicable Awards held by the Grantee through the related dividend record date, multiplied by (ii) the number of Shares payable as a dividend on a Share. Retained Distributions shall not bear interest and shall be subject to the same terms, conditions and restrictions as the applicable Awards to which they relate.

Compliance with Securities and Other Applicable Laws

The Omnibus Plan, the granting and exercising of Awards, and any obligation of the Company or the Compensation Committee under the Omnibus Plan, shall be subject to all applicable federal, state and foreign country securities and exchange control laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Shares are listed. In connection with these requirements, the Company and/or the Compensation Committee may take any action and may impose any restriction as deemed necessary or desirable.

Expiration of Awards

Stock options, stock appreciation rights and other stock-based Awards that are option-type Awards shall not be exercisable after the tenth anniversary of the grant date, except to the extent a later expiration date is incorporated into an Award made to an individual outside of the United States under terms designed to address differences in local law or tax policies or to obtain more favorable tax or other treatment for the Grantee.

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Generally, Awards granted under the Omnibus Plan provide for the forfeiture of unvested and unexercised Awards upon separation from service or termination of the employment relationship, although award agreements may provide for accelerated or continued vesting following such separation from service or termination of employment under certain circumstances.

Nontransferability of Awards

Except as otherwise specified in an award agreement (and subject to the limitation that in no circumstances may an Award be transferred for value), during the Grantee’s lifetime each option-type Award is exercisable only by the Grantee or by the Grantee’s legal guardian or personal representative. An option-type Award which by its terms is exercisable after the death of a Grantee may be exercised by the legatees, personal representatives or distributees of the Grantee.

No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution.

Amendment and Termination

The Company may, at any time, by action of the Compensation Committee or the Board, amend, suspend or discontinue or terminate the Omnibus Plan. Except as required by applicable law, stock exchange rules, tax rules or accounting rules or as specifically set forth in an award agreement, the Compensation Committee may not amend or cancel any outstanding Award in a manner that would materially impair the rights under any outstanding Award without the holder’s consent. The foregoing restriction shall not preclude the Compensation Committee from unilaterally amending any Award to the extent the Compensation Committee deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Tax Code. No amendment to the Omnibus Plan or any Award shall be effective without stockholder approval if and to the extent the Compensation Committee or Board determines such approval is required to ensure that (i) incentive stock options granted under the Omnibus Plan are or remain qualified under Section 422 of the Tax Code, (ii) Awards intended to be “qualified performance-based compensation” under Section 162(m) of the Tax Code continue to be so qualified, (iii) the Company continues to comply with the applicable rules of the New York Stock Exchange, or such other securities exchange or market system on which the Shares is then principally listed, or (iv) the limitation on re-pricing (as next described) is complied with.

No Re-Pricing.    Notwithstanding anything in the Omnibus Plan to the contrary, except for any re-pricing that occurs by operation of the Omnibus Plan’s adjustment provision described above in “—General—Share Reserve and Other Plan Limits—Adjustments for Changes in Capitalization”, the Compensation Committee shall not have the authority to reduce the exercise price of any option-type Award or effect a re-pricing of any such option-type Award through cancellation and re-grants or by exchanging an option-type Award for any other Award without stockholder approval. This prohibition covers, without limitation, (i) repurchasing for cash, or cancelling in exchange for another Award, any option-type Award at a time when its exercise price is greater than the Fair Market Value of the underlying Shares; (ii) changing the terms of any option-type Award to lower its exercise price; and (iii) any other action that is treated as a “repricing” under U.S. generally accepted accounting principles.

US Federal Income Tax Implications of Omnibus Plan Awards

This is a general summary of the material Federal income tax consequences to Grantees under the Plan. This summary is based on current law as of the date of this Proxy Statement. It does not address

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all of the tax considerations. For example, it does not deal with most of the tax implications arising from a Grantee’s death, nor does it discuss any international, state or local tax consideration.

General Principles

Each Grantee, no later than the date as of which the value of an Award or any Shares issued under the Omnibus Plan or other amounts received thereunder first becomes includable in the gross income of any Grantee for federal income tax purposes, is required to pay to the Company, or make satisfactory arrangements for the payment of, any federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.

Subject to approval of the Compensation Committee, a Grantee may elect to have the Company’s minimum required tax withholding obligation satisfied by (i) authorizing the Company to withhold an appropriate number of the Shares to be issued pursuant to any Award or (ii) transferring to the Company an appropriate number of Shares owned by the Grantee.

Awards granted under the Omnibus Plan, including any deferral of such awards permitted by the Omnibus Plan, may be subject to Section 409A of the Tax Code. Section 409A imposes severe tax consequences on certain deferrals of income that do not comply with its strict requirements. As of the date of this Proxy Statement, the Company intends to operate the Omnibus Plan in compliance with Section 409A so as to minimize or avoid any tax or interest that would be payable under Section 409A. (Compliance may require a six-month delay in the payment of certain Awards following a separation from service.) In addition, from time to time, the Company may amend the Omnibus Plan and/or any Award granted under it if, in its sole discretion, it determines that such an amendment is necessary or desirable to minimize or avoid the imposition of any such tax or interest on any Grantee.

Tax Implications By Award Type

The following description of tax consequences assumes that Section 409A will not be triggered by the Omnibus Plan, and that any deferral of awards granted under the Omnibus Plan is made in compliance with Section 409A.

Stock Options

Incentive Stock Options.    A Grantee generally will recognize no compensation income upon the grant of an incentive stock option or the issuance of Shares upon exercise of an incentive stock option. If the Grantee holds Shares acquired upon exercise of an incentive stock option beyond the later of (i) two years following the date the incentive stock option was granted and (ii) one year after the Grantee’s exercise of the incentive stock option (the “Holding Period”), the Grantee generally will recognize no compensation income with respect to the incentive stock option, and the gain or loss to the Grantee on a subsequent sale of the Shares (calculated as the difference between the amount realized on the sale and the Grantee’s aggregate tax basis in the Shares (usually, the exercise price)) generally will be treated as capital gain or loss to the Grantee.

If a Grantee disposes of Shares acquired upon exercise of an incentive stock option before the expiration of the Holding Period (a “Disqualifying Disposition”), then in most cases the lesser of (i) any excess of the Fair Market Value of the Shares at the time of exercise over the amount paid for the Shares or (ii) the excess of the amount realized on the disposition of the Shares over the Grantee’s aggregate tax basis in the Shares (generally, the exercise price) will be treated as compensation income to the Grantee and will be taxed as ordinary income in the year of the disposition. The Company will generally be entitled to a deduction at such time equal to the amount of ordinary income

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recognized by the Grantee. In the event that the amount in clause (i) above is less than the amount in clause (ii) above, the excess of any amount realized by the Grantee as the result of the Disqualifying Disposition over the sum of (a) the Grantee’s aggregate tax basis in the Shares immediately before their disposition (generally, the exercise price) and (b) the amount of ordinary income recognized as specified in clause (i) above will generally be treated as capital gain or loss. If a Grantee disposes of Shares acquired through the exercise of incentive stock options, any resulting capital gain or loss will generally be long-term capital gain or loss if the Grantee’s holding period for the Shares exceeds one year.

In addition to the tax consequences described above, the exercise of incentive stock option granted under the Omnibus Plan may result in “alternative minimum tax” liability to the Grantee, because the amount by which the value of Shares (determined on the date of exercise) received upon exercise of an incentive stock option exceeds the amount paid will be included in the Grantee’s alternative minimum taxable income for purposes of the alternative minimum tax. A taxpayer is required to pay the greater of his or her regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax may be entitled to a tax credit against his or her regular tax liability in later years.

Non-Qualified Stock Options.    In general, a Grantee will not recognize any income upon the grant of a non-qualified stock option, but will recognize ordinary income at the time of exercise of the non-qualified stock option in an amount equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the exercise price. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the Grantee at the time of exercise. When a Grantee sells the Shares acquired upon exercise of a non-qualified stock option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of Shares and his or her aggregate tax basis in the Shares. If the Grantee’s holding period for the Shares exceeds one year, such gain or loss will constitute long-term capital gain or loss.

Stock Appreciation Rights

No income will generally be recognized by a Grantee in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the Grantee will generally be required to include as ordinary income in the year of exercise an amount equal to the excess of the Fair Market Value of the Shares subject to the stock appreciation right on the date of exercise over the aggregate exercise price of the stock appreciation right. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the Grantee at the time the stock appreciation right is exercised.

The Grantee’s aggregate tax basis for resale purposes in Shares received upon exercise of a stock appreciation right is the amount taxed as ordinary income upon receipt of such Shares (generally equal to the Fair Market Value of such Shares on the date of receipt). Any gain or loss on a sale of such Shares will be treated as capital gain or loss and will be long-term capital gain or loss if such Shares are held for more than one year after the date of issuance.

Restricted Stock

No income will generally be recognized by a Grantee in connection with the grant of restricted stock. The Grantee generally will be subject to tax at ordinary income rates on the Fair Market Value of the Shares held at the time the restricted stock is no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Tax Code (the “Vesting Date”), reduced by the amount, if any, paid by the Grantee for the Award. When a Grantee sells the Shares held upon vesting of the restricted stock, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the Share and his or her tax basis in the

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Share (generally equal to any ordinary income recognized on the Vesting Date plus the amount, if any, paid for the restricted stock). If the Grantee’s holding period for the Shares, which begins on the Vesting Date, exceeds one year, such gain or loss will constitute long-term capital gain or loss.

Any cash dividend that becomes payable to a Grantee in respect of such Grantee’s restricted stock should generally be taxable to the Grantee as ordinary income at the time of payment.

A Grantee who makes a proper election under Section 83(b) of the Tax Code within 30 days of the date of transfer of the restricted stock to the Grantee will have taxable ordinary income on the date of transfer of the restricted stock (the “Transfer Date”) equal to the excess of the Fair Market Value of the restricted stock on the Transfer Date (determined without regard to the risk of forfeiture or restrictions on transfer) over the amount, if any, paid for the restricted stock. If the Vesting Date occurs, the Grantee will not recognize any additional income on such date and the gain or loss to the Grantee on a subsequent sale of the Share (calculated as the difference between the Fair Market Value of the Share on the date of sale and the Grantee’s tax basis in the Share (generally equal to any ordinary income recognized on the Transfer Date plus the amount, if any, paid for the restricted stock)) generally will be treated as capital gain or loss to the Grantee. If the Grantee’s holding period for the Share, which begins on the Transfer Date, exceeds one year, such gain or loss will constitute long-term capital gain or loss.

The amount of ordinary income recognized by a Grantee making the above-described election or upon the lapse of the restrictions will generally be deductible by the Company, except to the extent that the limitations on deductibility under Section 162(m) of the Tax Code are applicable.

Restricted Stock Units

A Grantee will generally not be subject to income taxes with respect to an RSU until the Grantee has received the Shares, cash, other securities, other Awards or other property in settlement of the RSU. The Fair Market Value of those Shares, cash, other securities, other Awards or other property at the time of settlement will generally be taxable to the Grantee as ordinary income at the time of settlement. The amount of ordinary income recognized by the Grantee will generally be deductible by the Company, except to the extent that the limitations on deductibility under Section 162(m) of the Tax Code are applicable. The Grantee’s aggregate tax basis for resale purposes in Shares, other securities, or other property received is the amount taxed as ordinary income upon receipt. Any gain or loss on a sale of Shares, other securities or other property will be treated as capital gain or loss and will be long-term capital gain or loss if held for more than one year after the date of issuance.

Other Stock-Based Awards

The taxation of other stock-based Awards will depend on the structure of the Awards

Fully Vested Shares; Performance Shares.    In the event that fully vested Shares are issued to a Grantee for no cash consideration, an amount equal to the Fair Market Value of the Shares on the date of issuance is taxable to the Grantee as ordinary income at the time of issuance. In the event the Grantees receive an Award under which they can earn unrestricted Shares (such Shares, “Performance Shares”), the Grantee will generally recognize as ordinary income the Fair Market Value of the Shares on the date non-restricted Shares are actually or constructively received (and are not otherwise subject to a substantial risk of forfeiture).

Performance Stock Units; Deferred Stock Units.    No income will generally be recognized by a Grantee in connection with the grant of a performance stock unit or deferred stock unit. Upon settlement of a performance stock unit or deferred stock unit, the Grantee will generally be required to include as ordinary income in the year of payment an amount equal to the amount of any cash, and the Fair Market Value of all nonrestricted Shares, property and other Awards, actually or constructively received.

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All Other Stock-Based Stock Awards.    The amount of ordinary income recognized by the Grantee pursuant to an other stock-based Award will generally be deductible to the Company, except to the extent that the limitations on deductibility under Section 162(m) of the Tax Code are applicable.

The Grantee’s aggregate tax basis in the Shares or property received pursuant to another stock-based Award will be equal to the amount taxed as ordinary income upon receipt. Any gain or loss on a sale of the Shares or property will be treated as capital gain or loss and will be long-term capital gain or loss if such Shares or property are held for more than one year after the date of issuance.

Cash Incentive Awards

No income will generally be recognized by a Grantee in connection with the grant of a cash incentive award prior to payment. Upon settlement of the cash incentive award (i.e., payment), the Grantee will generally be required to include as ordinary income in the year of payment an amount equal to the amount of any cash. The amount of ordinary income recognized by the Grantee will generally be deductible to the Company, except to the extent that the limitations on deductibility under Section  162(m) of the Tax Code are applicable.

Equity Compensation Plan Information

The following table summarizes information as of December 31, 2014 about the Company’s outstanding equity compensation awards and Shares reserved for future issuance under the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(2)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	5,236,778	$22.97	7,137,352
Equity compensation plans not approved by security holders	—	—	—
Total	5,236,778	$22.97	7,137,352

(1)	The Time Inc. 2014 Omnibus Incentive Compensation Plan.
(2)

Column (a) includes 3,382,751 Shares underlying outstanding RSUs and 1,854,027 Shares underlying outstanding stock options. Because there is no exercise price associated with RSUs, these stock awards are not included in the weighted-average exercise price calculation presented in column (b).

The Board of Directors unanimously recommends a vote FOR the reapproval of the Time Inc. 2014 Omnibus Incentive Compensation Plan

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DIRECTOR COMPENSATION

2014 Director Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2014.

Director(1)	Fees Earned or Paid in Cash(2)	Stock Awards(3)	Total

David A. Bell	$115,000	$97,079	$212,079
John M. Fahey	$115,000	$97,079	$212,079
Manuel A. Fernandez	$100,000	$97,079	$197,079
Dennis J. FitzSimons	$100,000	$97,079	$197,079
Betsy D. Holden	$100,000	$97,079	$197,079
Kay Koplovitz	$100,000	$97,079	$197,079
J. Randall MacDonald	$115,000	$97,079	$212,079
Ronald S. Rolfe	$115,000	$97,079	$212,079
Sir Howard Stringer	$100,000	$97,079	$197,079

(1)

Joseph A. Ripp, the Company’s Chairman and Chief Executive Officer, is not included in this table as he is an employee of the Company and receives no additional compensation for his service as a director. The compensation received by Mr. Ripp as an employee of the Company is shown in the 2014 Summary Compensation Table.

(2)	Amounts in this column reflect the 2014 annual cash fees earned by each non-employee director.

(3)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2014 fiscal year in accordance with FASB ASC Topic 718 as the grant date value of compensation earned by directors in the form of RSUs on our common stock based on the assumption that the value of each RSU was equal to the closing sale price of one share of Time Inc. common stock reported on the NYSE Composite Tape on the date of grant, discounted to exclude the estimated dividend yield during the vesting period.

(4)	Presented below is the aggregate number of outstanding RSUs held by the non-employee directors on December 31, 2014:

Director	Total RSUs Outstanding at 12/31/2014

David A. Bell	4,137
John M. Fahey	4,137
Manuel A. Fernandez	4,137
Dennis J. FitzSimons	4,137
Betsy D. Holden	4,137
Kay Koplovitz	4,137
J. Randall MacDonald	4,137
Ronald S. Rolfe	4,137
Sir Howard Stringer	4,137

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Narrative to 2014 Director Compensation Table

The annual compensation package for non-employee directors currently consists of an annual retainer with up to three components:

Cash Retainer (Director)	$100,000
Additional Cash Retainer (Lead Independent Director; Committee Chairs only)	$15,000
RSUs	$100,000	*
*

Number of RSUs determined by dividing this amount by the Time Inc. closing share price on the grant date. 4,137 RSUs were issued to each non-employee director based on the closing sale price of $24.17 on the NYSE Composite Tape on June 24, 2014.

The retainer was structured as a single annual payment and single annual RSU award for administrative simplicity.

Cash Retainer

The 2014 cash retainer payment was paid to each non-employee director in the amount of $100,000 (or $115,000 in the case of the Lead Independent Director and each Committee Chair) in a lump sum shortly following the Spinoff. In subsequent years, we anticipate paying the annual cash retainer after the first regularly scheduled meeting of the Board of Directors following the annual stockholders’ meeting.

Restricted Stock Units

At the first meeting of the Board of Directors following the Spinoff, the Board of Directors authorized the issuance of 4,137 RSUs to each non-employee director under the Time Inc. 2014 Omnibus Incentive Compensation Plan. The RSUs were granted pursuant to the terms of a standard non-employee director RSU agreement, which had been reviewed by the Compensation Committee and approved by the full Board of Directors. Under the terms of the RSU award agreement, awards vest in full on the earlier of the first anniversary of the grant date and the next annual meeting of stockholders. Vesting accelerates upon termination of service as a non-employee director on account of death or disability. Vesting also accelerates immediately prior to a change in control (as defined in the agreement) except that if the accelerated amount would subject the non-employee director to an excise tax under Section 4999 of the Tax Code, then the value of the acceleration is reduced if that reduction results in the non-employee director receiving a larger net after-tax benefit.

2014 Deferral Program

Non-employee directors were given the opportunity to defer that portion of their annual retainer issued as RSUs by deferring settlement of the RSUs granted (other than that portion of the RSUs attributable to service prior to the deferral election). Non-employee directors could elect to receive the shares in up to three annual installments in any month and year within 10 years of the scheduled vesting date or following separation from service as a non-employee director. Regardless of the election made, the deferral program did not permit non-employee directors to defer shares that had not yet been earned. Dividend equivalents are maintained for the deferred shares and paid to the non-employee director at such time as the shares are delivered. Messrs. Bell, Fahey, Fernandez, FitzSimons, MacDonald and Stringer and Mmes. Holden and Koplovitz participated in the 2014 deferral program.

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Stock Ownership Guidelines

Our Nominating and Governance Committee has adopted a policy requiring our non-employee directors to own five times their annual cash retainer in our common stock. Beginning in 2015, non-employee directors are required to retain 100% of the net after tax shares received from the vesting of their annual RSU awards until the required multiple is achieved.

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SHARE OWNERSHIP

The following table provides information as of March 31, 2015 with respect to the beneficial ownership of our common stock by:

•	Each person who is known by us to beneficially own more than 5% of our common stock;
•	Each of our directors;
•	Each of the named executive officers (NEOs); and
•	All of our directors and executive officers, as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of March 31, 2015 pursuant to the exercise of options or the vesting of RSUs to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as otherwise noted in the footnotes below, each person or entity identified in the table below, to our knowledge, has sole voting and investment power with respect to the securities they hold, other than property rights of spouses. Percentage computations are based on 109,518,405 shares of our common stock outstanding as of March 31, 2015.

Name	Amount and Nature of Beneficial Ownership	Percentage of Class
Directors and Executive Officers:
Mr. Joseph A. Ripp(a)	145,870	*
Mr. David A. Bell	0	*
Mr. John M. Fahey, Jr.	3,000	*
Mr. Manuel A. Fernandez	0	*
Mr. Dennis J. FitzSimons	1,125	*
Ms. Betsy D. Holden	0	*
Ms. Kay Koplovitz	0	*
Mr. J. Randall MacDonald	4,500	*
Mr. Ronald S. Rolfe	4,000	*
Sir Howard Stringer	4,000	*
Mr. Jeffrey Bairstow(b)	29,799	*
Mr. Norman Pearlstine(c)	91	*
Mr. Todd Larsen(d)	5,886	*
Ms. Evelyn Webster	20,942
All directors and executive officers as a group (20 individuals)	223,776	*
Principal Stockholders:
BlackRock, Inc.(e)	10,129,731	9.2%
JPMorgan Chase & Co.(f)	8,906,707	8.1%
Dodge & Cox(g)	8,042,850	7.3%
Fairpointe Capital LLC(h)	7,857,093	7.2%
The Vanguard Group(i)	6,050,501	5.5%

*	Less than 1%.

(a)	Includes 128,275 options that are currently exercisable.

(b)	Includes 21,379 options that are currently exercisable.

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(c)

Mr. Pearlstine disclaims beneficial ownership of these securities which are held by his spouse. The inclusion of these securities in this table shall not be deemed an admission by Mr. Pearlstine that he is the beneficial owner of the securities for any purpose.

(d)	Mr. Larsen is an NEO and is included in this table although his employment with the Company terminated on December 31, 2014.

(e)

Beneficial ownership information is based on a Schedule 13G/A with respect to the Company’s common stock filed by BlackRock, Inc. with the SEC on January 15, 2015. BlackRock, Inc. has sole voting power over 9,365,527 shares of our common stock and sole investment power over 10,129,731 shares of our common stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10022.

(f)

Beneficial ownership information is based on a Schedule 13G with respect to the Company’s common stock filed by JPMorgan Chase & Co. with the SEC on February 2, 2015. JPMorgan Chase & Co. has sole voting power over 8,592,655 shares of our common stock and sole investment power over 8,870,064 shares of our common stock. JPMorgan Chase & Co. has shared voting power over 30,218 shares of our common stock and shared investment power over 36,643 shares of our common stock. The address of JPMorgan Chase & Co. is 270 Park Avenue, New York, New York 10017.

(g)

Beneficial ownership information is based on a Schedule 13G with respect to the Company’s common stock filed by Dodge & Cox with the SEC on February 13, 2015. Dodge & Cox has sole voting power over 7,583,052 shares of our common stock and sole investment power over 8,042,850 shares of our common stock. The securities reported on such Schedule 13G are beneficially owned by clients of Dodge & Cox, which clients may include investment companies registered under the Investment Company Act of 1940 and other managed accounts. The address of Dodge & Cox is 555 California Street, 40th floor, San Francisco, California 94104.

(h)

Beneficial ownership information is based on a Schedule 13G with respect to the Company’s common stock filed by Fairpointe Capital LLC with the SEC on February 5, 2015. Fairpointe Capital LLC has sole voting power over 7,652,800 shares of our common stock and sole investment power over 7,751,993 shares of our common stock. Fairpointe Capital LLC has shared investment power over 105,100 shares of our common stock. The address of Fairpointe Capital LLC is 1 N. Franklin, Suite 3300, Chicago, Illinois 60606.

(i)

Beneficial ownership information is based on a Schedule 13G with respect to the Company’s common stock filed by The Vanguard Group with the SEC on February 10, 2015. The Vanguard Group has sole voting power over 154,915 shares of our common stock and has sole investment power over 5,904,886 shares of our common stock. The Vanguard Group has shared investment power over 145,615 shares of our common stock. Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of The Vanguard Group, is the beneficial owner of 145,615 shares of our common stock as a result of VFTC serving as investment manager of collective trust accounts for The Vanguard Group. Vanguard Investments Australia, Ltd. (“VIA”), a wholly-owned subsidiary of The Vanguard Group, is the beneficial owner of 9,300 shares of our common stock as a result of VIA serving as investment manager of Australian investment offerings for The Vanguard Group. The address of The Vanguard Group is 100 Vanguard Blvd, Malvern Pennsylvania 19355.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Agreements with Time Warner

In order to govern the ongoing relationships between us and Time Warner after the Spinoff and to facilitate an orderly transition, we and Time Warner entered into agreements providing for various services and rights following the Spinoff, and under which we and Time Warner will indemnify each other against certain liabilities arising from our respective businesses. The following summarizes the terms of the material agreements we entered into with Time Warner.

Separation and Distribution Agreement

We entered into a Separation and Distribution Agreement with Time Warner before the Distribution. The Separation and Distribution Agreement sets forth our agreements with Time Warner regarding the principal actions to be taken in connection with the Spinoff. It also sets forth other agreements that govern aspects of our relationship with Time Warner following the Spinoff.

Transfer of Assets and Assumption of Liabilities

The Separation and Distribution Agreement identifies certain transfers of assets and assumptions of liabilities that were necessary in advance of our separation from Time Warner so that we and Time Warner retained the assets of, and the liabilities associated with, our respective businesses. The Separation and Distribution Agreement also provides for the settlement or extinguishment of certain liabilities and other obligations between us and Time Warner. In particular, the Separation and Distribution Agreement generally provides that:

•	All of the assets of Time Warner’s publishing business not already owned by us and owned by Time Warner prior to the Distribution would be transferred to us;

•

All of the assets of the businesses and operations conducted by Time Warner other than the publishing business not already owned by Time Warner and owned by us prior to the Distribution would be transferred to Time Warner;

•	All of the liabilities (whether accrued, contingent or otherwise) of Time Warner’s publishing business that were obligations of Time Warner prior to the Distribution would be assumed by us; and

•

All of the liabilities (whether accrued, contingent or otherwise) of the business and operations conducted by Time Warner other than its publishing business that were our obligations prior to the Distribution will be assumed by Time Warner.

Internal Reorganization

The Separation and Distribution Agreement describes certain actions related to our separation from Time Warner that occurred prior to the Distribution, including the following:

•	The distribution of cash by Time Atlantic Europe Holdings Limited (“Time Atlantic”), a wholly owned subsidiary of Historic TW Inc. (“Historic TW”), to Historic TW;
•

The contribution by Historic TW to us, as its wholly owned subsidiary, of certain of our trademarks, tradenames and service marks owned by it and of all the outstanding equity interests of certain of its other wholly owned subsidiaries that comprised part of Time Warner’s publishing business, including Time Atlantic;

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•

The exchange by Historic TW, a direct subsidiary of Time Warner, with Time Warner of all of our outstanding shares of common stock in redemption of shares of Historic TW owned by Time Warner, such that we became a direct wholly-owned subsidiary of Time Warner;

•	A series of transactions that were undertaken to prepare our U.K. publishing business to be transferred to us from Time Warner Limited, an indirect subsidiary of Time Warner;
•	The issuance of $700 million aggregate principal amount of senior notes;
•	The acquisition by Time Atlantic of our U.K. publishing business from Time Warner Limited in exchange for a note in the principal amount of approximately $800 million (the “IPC Note”);
•	The partial repayment of the IPC Note with the net proceeds of the senior notes;
•	The establishment by us of a term loan in an initial principal amount of $700 million with a seven-year maturity and the $500 million revolving credit facility with a five-year maturity;
•	The repayment of the remaining balance of the IPC Note, including principal and accrued interest, totaling approximately $100 million by Time Atlantic;
•	The issuance of shares of common stock by us to Time Warner so that the number of outstanding shares of our common stock was equal to the number of shares that was distributed in the Distribution; and
•	The declaration and distribution of a special cash dividend by us to Time Warner in the approximate amount of $600 million (the “Special Dividend”).

Intercompany Arrangements

All agreements, arrangements, commitments and understandings, including most intercompany accounts payable or accounts receivable, between us, on the one hand, and Time Warner, on the other hand, terminated effective as of the Distribution, except specified agreements and arrangements that were intended to survive the Distribution.

Shared Contracts

Prior to the Distribution, we and Time Warner worked together to divide, partially assign, modify and/or replicate any contract or agreement of ours, Time Warner’s or any of our or their respective affiliates, if such contract or agreement related in any material respect to both Time Warner’s publishing business and the businesses and operations conducted by Time Warner and its subsidiaries other than the publishing business.

Credit Support

We agreed to use reasonable best efforts to arrange, prior to the Distribution, for the replacement of all guarantees, covenants, indemnities, surety bonds, letters of credit or similar assurances of credit support provided by or through Time Warner or any of its affiliates for the benefit of Time Inc. or any of its affiliates, other than certain credit support instruments that were intended to continue post-Distribution. We entered into a Credit Support Agreement with Time Warner to govern any such credit support instrument that was intended to continue for up to 12 months following the Distribution. We agreed to use reasonable best efforts to obtain, as soon as practicable following the Distribution, the full release of all credit support obligations of Time Warner under the applicable credit support instruments.

Representations and Warranties

In general, neither we nor Time Warner made any representation or warranty regarding any asset or liability transferred or assumed, any consent or approval that may be required in connection with these transfers or assumptions, the value or freedom from any lien or other security interest of any asset transferred, the absence of any defense relating to any claim of either party or the legal sufficiency of any conveyance document. Except as expressly set forth in the Separation and Distribution Agreement, all assets were transferred on an “as is,” “where is” basis.

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Further Assurances

The parties agreed to use reasonable best efforts to effect any transfer contemplated by the Separation and Distribution Agreement that was not consummated prior to the Distribution as promptly as practicable following the Spinoff Date. In addition, the parties agreed to use reasonable best efforts to effect any transfer or re-transfer of any asset or liability that was improperly transferred or retained as promptly as practicable following the Distribution.

The Distribution

The Separation and Distribution Agreement governs Time Warner’s and our respective rights and obligations regarding the Distribution. Prior to the Distribution, Time Warner delivered all the issued and outstanding shares of our common stock to the distribution agent. Following the Spinoff Date, the distribution agent electronically delivered the shares of our common stock to Time Warner stockholders based on the distribution ratio. The Time Warner Board had the sole and absolute discretion to determine the terms of, and whether to proceed with, the Distribution.

Exchange of Information

We and Time Warner agreed to provide each other with information reasonably necessary to comply with reporting, disclosure, filing or other requirements of any national securities exchange or governmental authority, for use in judicial, regulatory, administrative and other proceedings and to satisfy audit, accounting, litigation and other similar requests. We and Time Warner also agreed to use reasonable best efforts to retain such information in accordance with our respective record retention policies as in effect on the date of the Separation and Distribution Agreement. Until the end of the first full fiscal year following the Distribution, each party also agreed to use its reasonable best efforts to assist the other with its financial reporting and audit obligations.

Termination

The Separation and Distribution Agreement provides that the Time Warner Board, in its sole and absolute discretion, could have terminated the Separation and Distribution Agreement at any time prior to the Distribution.

Release of Claims

We and Time Warner each agreed to release the other and its affiliates, successors and assigns, and all persons that prior to the Distribution had been the other’s stockholders, directors, officers, members, agents and employees, and their respective heirs, executors, administrators, successors and assigns, from any claim against any of them that arose out of or related to events, circumstances or actions occurring or failing to occur or any condition existing at or prior to the time of the Distribution. These releases are subject to exceptions set forth in the Separation and Distribution Agreement.

Indemnification

We and Time Warner each agreed to indemnify the other and each of the other’s current, former and future directors, officers and employees, and each of the heirs, administrators, executors, successors and assigns of any of them, against certain liabilities incurred in connection with the Spinoff and our and Time Warner’s respective businesses. The amount of either Time Warner’s or our indemnification obligations will be reduced by any insurance proceeds the party being indemnified receives. The Separation and Distribution Agreement also specifies procedures regarding claims subject to indemnification.

Intellectual Property

We and Time Warner each consented to, and agreed to cooperate with respect to, the use and registration by the other of certain trademarks and domain names in connection with our respective businesses.

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Transition Services Agreement

We entered into a Transition Services Agreement pursuant to which Time Warner would provide us, and we would provide Time Warner, with specified services for a limited time to help ensure an orderly transition following the Distribution. The Transition Services Agreement specifies the calculation of our costs for these services. The cost of these services was negotiated between us and Time Warner and may not necessarily be reflective of prices that we could have obtained for similar services from an independent third party.

Time Warner has provided us certain administrative services, information technology systems and infrastructure support for a transitional period after the Spinoff. Similarly, we have provided certain limited transition services to certain Time Warner subsidiaries, including services relating to payroll taxes and data center hosting. A majority of the services to be provided under the Transition Services Agreement have been completed. The cost of the services provided by each party has not been material.

We entered into an IT Applications, Databases and Infrastructure Agreement with Time Warner pursuant to which the parties would provide certain transitional services and other arrangements with respect to certain applications (including internally-developed, third-party and network applications) and databases, network connectivity and other infrastructure support for a transitional period after the Distribution.

Tax Matters Agreement

We entered into a Tax Matters Agreement with Time Warner that governs the respective rights, responsibilities and obligations of Time Warner and us after the Spinoff with respect to all tax matters (including tax liabilities, tax attributes, tax returns and tax contests).

With respect to taxes other than those incurred in connection with the Spinoff (which are discussed below), the Tax Matters Agreement provides that we will indemnify Time Warner for (1) any tax of Time Inc. and its subsidiaries for all periods after the Distribution and (2) any tax of the Time Warner group for periods prior to the Distribution to the extent attributable to Time Inc. or its subsidiaries. For purposes of the indemnification described in clause (2), however, we will generally be required to indemnify Time Warner only for any such tax that is paid in connection with a tax return filed after the Distribution or that result from an adjustment made by any tax authority after the Distribution. In these cases, our indemnification obligations are generally computed based on the amount by which the tax liability of the Time Warner group is greater than it would have been absent our inclusion in its tax returns (or absent the applicable adjustment).

The Tax Matters Agreement generally provides that we will be required to indemnify Time Warner for any tax (and reasonable expense) resulting from the failure of any step of the Spinoff to qualify for its intended tax treatment under U.S. federal income tax and U.K. tax laws, where such tax results from (1) untrue representations and breaches of covenants that we made and agreed to in connection with the Spinoff (including representations we made in connection with a tax opinion received by Time Warner and covenants containing the restrictions described below that was designed to preserve the tax-free nature of the Distribution), (2) the application of certain provisions of U.S. federal income tax law to the Spinoff or (3) any other action that we know or reasonably should expect would give rise to such tax. We and Time Warner generally have joint control over any audit or other proceeding relating to the Spinoff.

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Time Inc. - 2015 Proxy Statement

As a member of Time Warner’s consolidated U.S. federal income tax group, we had (and continue to have following the Spinoff) joint and several liability with Time Warner to the IRS for the consolidated U.S. federal income taxes of the Time Warner group relating to the taxable periods in which we were part of the group.

The Tax Matters Agreement imposes certain restrictions on us and our subsidiaries (including restrictions on share issuances, business combinations, sales of assets and similar transactions) that were designed to preserve the tax-free nature of the Distribution. These restrictions apply for the two-year period after the Distribution.

Employee Matters Agreement

We entered into the TW Employee Matters Agreement with Time Warner that addresses employment, compensation and benefits matters. The TW Employee Matters Agreement addresses the allocation and treatment of assets and liabilities relating to employees and compensation and benefit plans and programs in which our employees participated. The agreement also addresses the allocation of responsibilities for certain benefit plans and programs, including retirement plans, non-qualified deferred compensation plans and stock options and RSUs granted or awarded to our employees under Time Warner’s equity incentive plans. In addition, the TW Employee Matters Agreement governed the transfer of employees between Time Warner and us in connection with the Distribution, and set forth certain obligations for reimbursements and indemnities between Time Warner and us.

Ongoing Commercial Agreements and Other Arrangements

In addition to the above agreements, we are also party to various other agreements with Time Warner and its subsidiaries that we do not consider to be material. Prior to the Spinoff, we had various other arrangements with Time Warner, including arrangements whereby Time Warner provided cash management and treasury services to us. As described in more detail in “—Separation and Distribution Agreement” above, these arrangements, other than those contemplated pursuant to the Transition Services Agreement, were terminated in connection with the Spinoff. We do not consider these arrangements with Time Warner to be material.

Policy and Procedures Governing Related Person Transactions

Our Board has adopted a written policy for the review and approval or ratification of transactions involving related persons, which consist of directors, director nominees, executive officers, persons or entities known to the Company to be the beneficial owner of more than 5% of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons. Under authority delegated by the Board, the Audit and Finance Committee (or its Chair, under certain circumstances) is responsible for applying the policy with the assistance of the General Counsel or his or her designee (if any). Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which: (i) the aggregate amount involved will or may be expected to exceed $120,000 since the beginning of the previous fiscal year; (ii) the Company is, will or may be expected to be a participant; and (iii) any related person has or will have a direct or indirect material interest.

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The Audit and Finance Committee (or the Chair or other Committee member as the case may be) may take into account such factors it deems appropriate in its determination to approve or ratify a transaction, which may include:

•	The extent of the related person’s interest in the transaction;

•	Whether the transaction would interfere with the objectivity and independence of any related person’s judgment or conduct in fulfilling his or her duties and responsibilities to the Company;

•	Whether the transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances;

•	Whether the transaction is in the best interest of the Company and its stockholders;

•	Whether the transaction is consistent with any conflict of interest policy set forth in the Company’s Standard of Business Conduct and other policies; and

•

Whether in connection with any transaction involving a non-employee director or nominee for director, such transaction would compromise such director’s status as: (i) an independent director under the NYSE listing standards or our Corporate Governance Policy; (ii) an “outside director” under Tax Code Section 162(m) or a “non-employee director” under Rule 16b-3 under the Exchange Act, if such director serves on the Compensation Committee; or (iii) an independent director under Rule 10A-3 of the Exchange Act and the NYSE listing standards, if such director serves on the Audit and Finance Committee.

The Audit and Finance Committee (or the Chair as the case may be) may impose such conditions or guidelines as it determines appropriate with respect to any related person transaction it approves or ratifies, including, but not limited to:

•	Conditions relating to ongoing reporting to the Audit and Finance Committee and other internal reporting;

•	Limitations on the dollar amount of the transaction;

•	Limitations on the duration of the transaction or the Audit and Finance Committee’s approval of the transaction;

•	Other conditions for the protection of the Company and to avoid conferring an improper benefit, or creating the appearance of a conflict of interest.

2014 Related Person Transactions

Brendan Ripp is the son of Joseph A. Ripp, our Chief Executive Officer. Brendan Ripp has been an employee of Time Inc. since September 2000. He has served as the publisher of Sports Illustrated and the related SI.com website since January 2014, and the publisher of Golf and the related golf.com website since February 2015. He previously served as the Vice President, Sales and Marketing of Fortune and, before that, as publisher of Money and Time. For 2014, Brendan Ripp earned compensation (excluding equity awards) of approximately $660,000, which includes base salary, bonus and all other cash compensation and perquisites. Brendan Ripp also received equity awards consisting of 27,830 RSUs. The terms and conditions of these grants are substantially the same as those of the equity grants made to our NEOs.

Prior to the Spinoff, we maintained a split dollar life insurance policy on the life of Mr. Norman Pearlstine in connection with his prior service with us. Our participation in this arrangement was eliminated in connection with the Spinoff. See above “Executive Compensation—Compensation Discussion and Analysis—Compensation Elements – Understanding the Decisions”.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, certain of our officers and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such officers, directors and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports, and on written representations (if any) from such reporting persons, we believe that during fiscal year 2014 all such reporting persons filed the required reports on a timely basis under Section 16(a), except that Mr. Dennis J. FitzSimons filed a Form 4 late on September 10, 2014 to report his purchase of 1,000 shares of our common stock.

CERTAIN LEGAL PROCEEDINGS

Pursuant to a settlement between the SEC and Joseph A. Ripp of a complaint relating to alleged violations of Section 13(b)(2)(A) of the Exchange Act and Exchange Act Rule 13b2-1, the United States District Court for the Southern District of New York entered a judgment against Mr. Ripp on July 19, 2010. Mr. Ripp consented to the judgment without admitting or denying the allegations of the complaint. The violations were alleged to have occurred while Mr. Ripp was serving as Chief Financial Officer of America Online, Inc. between January 2001 and September 2002. Under the judgment, Mr. Ripp was enjoined from aiding and abetting any violation of Section 13(b)(2)(A) of the Exchange Act and from violating Exchange Act Rule 13b2-1 and was ordered to pay $150,000 representing disgorgement of profits and a civil penalty.

Journal Register Company filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in February 2009 and emerged from the related bankruptcy proceedings in August 2009. Journal Register Company subsequently filed a second Chapter 11 bankruptcy petition in September 2012 and completed the sale of its assets to 21st Century Media in April 2013. 21st Century Media was subsequently merged with MediaNews Group and currently operates as part of the Digital First Media group of publication properties. From March 2010, shortly after Journal Register Company emerged from its first bankruptcy proceedings, until October 2011, Jeffrey J. Bairstow served as Chief Financial Officer of that company and, from October 2011 until September 2013, Mr. Bairstow served as President of Digital First Media, a management company specializing in the publication of local newspapers and other multi-platform products whose properties included Journal Register Company (and its successor, 21st Century Media) as well as MediaNews Group and Digital First Ventures.

LodgeNet Interactive Corporation filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York in January 2013 and emerged from the related bankruptcy proceedings in March 2013. The company filed the bankruptcy case in order to implement its pre-packaged plan of reorganization. Richard Battista, Executive Vice President and President, People and Entertainment Weekly, served as Chief Executive Officer of LodgeNet Interactive Corporation from September 2012 to January 2013, shortly before the bankruptcy case was filed.

In December 2008, the Tribune Company filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware and emerged from the related bankruptcy proceedings in December 2012. During the related bankruptcy proceedings, a committee of unsecured creditors of the Tribune Company commenced an adversary proceeding in November 2010 that challenged the sale of the Tribune Company and named as

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defendants directors and officers of the Tribune Company, including Dennis J. FitzSimons. From 2004 until the completion of the sale of the Tribune Company in December 2007, Mr. FitzSimons served as Chairman, President and Chief Executive Officer of the Tribune Company. Litigation relating to this matter is still pending.

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2016 Annual Meeting of Stockholders, the proposal should be mailed by certified mail return receipt requested to our Corporate Secretary at Time Inc., 1271 Avenue of the Americas, New York, New York 10020. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8 of the Exchange Act) for inclusion in our 2016 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before the close of business on December 23, 2015. In addition, our amended and restated by-laws require advance notice of stockholder proposals to be brought before a stockholders’ meeting (other than proposals under Rule 14a-8), including nominations of persons for election as directors. To be timely, notice to our Corporate Secretary must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the preceding year’s annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2016 Annual Meeting, such a proposal must be received by the Company on or after February 6, 2016 but no later than March 7, 2016. If the date of the 2016 Annual Meeting is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of the 2015 Annual Meeting, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which the public announcement of the date of such meeting is first made.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single Proxy Statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement in the future, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker. You may also call (800) 542-1061 or write to: Householding Department, Broadridge, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). If you share an address with another stockholder and have received only one set of this year’s proxy materials and you wish to receive a separate copy, please notify us by writing to our Corporate Secretary at Time Inc., 1271 Avenue of the Americas, New York, New York 10020, or via phone at (212) 522-1212 and we will deliver a separate copy to you promptly.

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OTHER BUSINESS

The Board does not know of any other matters to be brought before the meeting. If any other matters are properly presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,

Lawrence A. Jacobs

Executive Vice President,

General Counsel and Corporate Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website (www.timeinc.com) and click on “Invest”. From there, click on “SEC Filings”. Copies of our Annual Report on Form 10-K for the year ended December 31, 2014, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:

Corporate Secretary

Time Inc.

1271 Avenue of the Americas

New York, New York 10020

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Time Inc. - 2015 Proxy Statement

Annex A

Incentive Plan Performance Definitions

and Reconciliation to GAAP Metrics

Time Inc. Incentive Plan for Executive Officers (“ExIP”)

ExIP Threshold: Positive Adjusted Pre-Tax Operating Income

Adjusted Pre Tax Operating Income is defined as income (loss) from continuing operations as defined by U.S. GAAP, excluding the following: (a) noncash impairments of goodwill, intangible and fixed assets and investments, (b) gains and losses on operating assets, liabilities, and investments, (c) external costs related to mergers, acquisitions, investments or dispositions, to the extent expensed, as well as contingent consideration related to such transactions, (d) restructuring charges or reductions in restructuring charges greater than $3 million; for the avoidance of doubt, including costs associated with real estate consolidation, (e) reserves larger than $3 million established in connection with litigation, tax audits and similar governmental proceedings and payments associated with judgments and settlements, including litigation costs, (f) recoveries and reductions in reserves greater than $3 million in litigation and similar proceedings, (g) gains or losses recognized from the forgiveness or extinguishment of debt, (h) gains and losses recognized in connection with pension and other post-retirement plan curtailments or settlements, (i) the impact of natural disasters or other catastrophic events, net of insurance, greater than $3 million, (j) expenses related to real estate consolidation including duplicative rent expense and expenses incurred to move to a new facility and expenses for any rent for temporary office or staging space pending a move to a new facility, (k) federal, state and foreign taxes on income (loss) from continuing operations as defined by U.S. GAAP and the impact of federal, state and foreign taxes on the items described in (a) through (j).

ExIP: Adjusted Pre-Tax Operating Income Calculation

(in millions)
Reported Net Income	87
Interest Expense	51
Other Expense, Net	6
Income from Continuing Operations	144
(a) Noncash Impairments	52
(b) Gains and Losses	(87)
(c) External Transaction Costs	7
(d) Restructuring Charges	189
(h) Gains and Losses	1
(k) Income Taxes	36
Adjusted Pre-Tax Operating Income Under ExIP	342

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2014 Annual Incentive Plan (“2014 AIP”)

2014 AIP: Adjusted Pre-Tax Income

Adjusted Pre Tax Income is calculated by starting with Adjusted Pre-Tax Operating Income as defined in the ExIP and excluding the impact of the following items, as authorized by the Compensation Committee: (a) the impact of the discontinuation of our relationship with our second-largest wholesaler announced in May 2014, (b) the sale of our Grupo Expansión business, (c) a currency translation adjustment related to the dissolution of a subsidiary, (d) restructuring charges to the extent not already excluded from the calculation of Adjusted Pre-Tax Operating Income under the ExIP and (e) an unbudgeted discretionary bonus pool for 2014 for certain key contributors, including Messrs Ripp and Bairstow.

2014 AIP: Adjusted Pre-Tax Income Calculation (including adjustments)

Adjusted Pre-Tax Operating Income Under ExIP	342
(a) Wholesaler Transition	30
(b) GEx Sale	11
(c) Currency Translation Adjustment	(5)
(d) Restructuring Charges	3
(e) Discretionary Pool	2
Adjusted Pre-Tax Income Under 2014 AIP	385	*

*	Does not sum to total due to rounding

2014 AIP: Free Cash Flow

Free cash flow is reported operating cash flow less capital expenditures, excluding the impact of the following items, as authorized by the Compensation Committee: (a) the re-establishment of a deferred tax asset for a subsidiary, (b) the estimated after-tax impact of the discontinuation of our relationship with our second-largest wholesaler announced in May 2014, (c) the sale of our Grupo Expansión business, and (d) payments related to real estate exit costs.

2014 AIP: Free Cash Flow Calculation (including adjustments)

Reported Operating Cash Flow	281
Less: Capital Expenditures	(41)
(a) Deferred Tax Asset	(7)
(b) Wholesaler Transition	33
(c) GEx Sale	6
(d) Real Estate Exit Costs	61
Free Cash Flow Under 2014 AIP	333

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                TIME INC.

                1271 AVENUE OF THE AMERICAS

                NEW YORK, NY 10020

VOTE BY INTERNET

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 4, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 4, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTENDING THE MEETING IN PERSON:

To attend the meeting, go to “request meeting admission” link at www.proxyvote.com. You may also attend live via the Internet by visiting www.virtualshareholdermeeting.com/TIME.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M89793-P65751                         KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  TIME INC.

The Board of Directors unanimously recommends you vote FOR the following:
1.	Election of Directors
		For	Against	Abstain
Nominees:

	1a. Joseph A. Ripp	☐	☐	☐

	1b. David A. Bell	☐	☐	☐

	1c. John M. Fahey, Jr.	☐	☐	☐

	1d. Manuel A. Fernandez	☐	☐	☐

	1e. Dennis J. FitzSimons	☐	☐	☐

	1f. Betsy D. Holden	☐	☐	☐

	1g. Kay Koplovitz	☐	☐	☐

	1h. J. Randall MacDonald	☐	☐	☐

	1i. Ronald S. Rolfe	☐	☐	☐

	1j. Sir Howard Stringer	☐	☐	☐

The Board of Directors unanimously recommends you vote FOR proposals 2 and 3.		For	Against	Abstain

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015	☐	☐	☐

3.	To approve the compensation of our named executive officers on an advisory basis	☐	☐	☐

The Board of Directors unanimously recommends you vote 1 YEAR on the following proposal:	1 Year	2Years	3 Years	Abstain

4.	To select the frequency of the advisory vote on executive compensation on an advisory basis ☐	☐	☐	☐

The Board of Directors unanimously recommends you vote FOR the following proposal:		For	Against	Abstain

5.	To reapprove the Time Inc. 2014 Omnibus Incentive Compensation Plan	☐	☐	☐

NOTE: To consider such other business as may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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M89794-P65751

TIME INC.

Annual Meeting of Stockholders

June 5, 2015 9:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joseph A. Ripp, Jeffrey J. Bairstow and Lawrence A. Jacobs, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TIME INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 5, 2015, at Time Inc., 1271 Avenue of the Americas, New York, NY 10020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side